Exhibit 10.2
MASTER EQUITY AGREEMENT
This Master Equity Agreement (the “Agreement”) is entered into as of April 8, 2024 (the “Agreement Date”), by and among Invacare Holdings Corporation, a Delaware corporation (the “Parent”), Invacare International Holdings Corp., a Delaware corporation (“Intermediate Holdings”), Invacare Corporation, an Ohio corporation (“Reorganized Invacare”) and each Holder party hereto (collectively, the “Holders”).
WHEREAS, the parties hereto, together with certain other persons, are party to that certain Loan and Security Agreement dated as of May 5, 2023, among the borrowers from time to time party thereto, the guarantors from time to time party thereto, the lenders from time to time party thereto and White Oak Commercial Finance, LLC, as Administrative Agent and Collateral Agent (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, the Holders, as lenders under the Credit Agreement, have agreed to amend the Credit Agreement as of the Agreement Date (the “Credit Agreement Amendment”) and as consideration therefor, Parent, Intermediate Holdings and Reorganized Invacare have agreed to issue certain equity securities to the Holders on the terms set forth herein, subject to the conditions set forth herein;
WHEREAS, the boards of directors of each of Parent, Intermediate Holdings and Reorganized Invacare have determined that the transaction contemplated hereby, including the transactions contemplated by the Exchange Agreement (as defined below) (the “Transactions”) are each in the best interest of the Parent, Intermediate Holdings and Reorganized Invacare and their stockholders and has approved and declared advisable this Agreement, the Transactions and the other transactions and agreements contemplated hereby and thereby; and
WHEREAS, the holders of capital stock of the Parent, Intermediate Holdings and Reorganized Invacare necessary to approve this Agreement, the Transactions, and the other transactions and agreements contemplated hereby have so approved this Agreement, the transactions and the other transactions and agreements contemplated hereby.
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:
ARTICLE 1.
TRANSACTION; DELIVERIES
1.1    Definitions. Capitalized terms used, but not defined herein shall have the meanings ascribed to such terms in the Credit Agreement.
For purposes of this Agreement, “CF Transition Date” means the Business Day after the earliest date that: (a) the CF Debt Obligations (as defined in the Intercreditor Agreement) are

Paid in Full (as defined in the Intercreditor Agreement); or (b) the covenants in the Term Loan Documents or the Convertible Notes Documents applicable to the Transactions are either (i) no longer applicable to prohibit the Transactions; or (ii) waived or modified by the requisite CF Debt Creditors
“Majority Holders” means the holders of a majority of the Series A Preferred Stock of Parent held by all Holders who are not Defaulting Holders.
1.2    Holder’s Deliveries. Concurrently with the execution and delivery of this Agreement, the Holders and Parent are each delivering, the Exchange Agreement as set forth on Exhibit A (the “Exchange Agreement”), duly executed by the applicable Holders and Parent; provided, however, that the Exchange Agreement will not be effective until the CF Transition Date.
1.3    Parent’s Deliveries. Concurrently with the execution and delivery of this Agreement, Parent is delivering to the Holders the following:
(a)    The Exchange Agreement, duly executed by the Holders and Parent; provided, however, that the Exchange Agreement will not be effective until the CF Transition Date; and
(b)    a certificate of the secretary or an assistant secretary of Parent, dated the Agreement Date, in the form attached hereto as Exhibit B, as to the resolutions of the boards of directors of Parent, Intermediate Holdings and Reorganized Invacare authorizing the execution, delivery and performance of this Agreement, the Transactions, and the transactions and agreements contemplated hereby and thereby and a copy of the Requisite Stockholder Consents (defined below).
1.4    Actions Upon CF Transition Date.
(a)    Immediately upon the occurrence of the CF Transition Date, without any further action of any party hereto, the Exchange Agreement shall become effective as of the CF Transition Date;
(b)    No later than one (1) Business Day after the occurrence of the CF Transition Date (the “Effective Date”), Parent shall and shall cause Intermediate Holdings and Reorganized Invacare to the take the following actions:
(i)    Parent shall file for immediate effectiveness the Amended and Restated Certificate of Designations of Series A Preferred Stock of Parent substantially in the form set forth on Exhibit C (with any edits to such form subject to the reasonable approval of Holders holding a majority of the shares of Series A Preferred Stock held by all Holders);
(ii)    Parent shall file for immediate effectiveness the Certificate of Designations of Series B Preferred Stock of Parent substantially in the form set forth on Exhibit

D (with any edits to such form subject to the reasonable approval of Holders holding a majority of the shares of Series A Preferred Stock held by all Holders);
(iii)    Intermediate Holdings shall file for immediate effectiveness the Amended and Restated Certificate of Incorporation of Intermediate Holdings substantially in the form set forth on Exhibit E (with any edits to such form subject to the reasonable approval of Holders holding a majority of the shares of Series A Preferred Stock held by all Holders);
(iv)    Intermediate Holdings shall file for immediate effectiveness the Certificate of Designations of Intermediate Holdings substantially in the form set forth on Exhibit F (with any edits to such form subject to the reasonable approval of Holders holding a majority of the shares of Series A Preferred Stock held by all Holders);
(v)    Reorganized Invacare shall file for immediate effectiveness an amendment to its Certificate of Incorporation increasing the number of authorized shares of common stock of Reorganized Invacare by an amount sufficient to satisfy any exercise of the Reorganized Invacare Warrants (with such amendment subject to the reasonable approval of Holders holding a majority of the shares of Series A Preferred Stock held by all Holders);
(vi)    Within three (3) Business Days after the filing of the documents set forth in Sections 1.4(b)(i)-(iv), Parent shall issue to Intermediate Holdings 5,938,620 shares of Series B Preferred Stock of Parent (less any shares Series B Preferred Stock Parent that would have been exchanged pursuant to Section 1.4(b)(vii) for shares of Series A Preferred Stock of Parent held by any Defaulting Holder);
(vii)    Immediately upon the issuance of such shares of Series B Preferred Stock of Parent, Intermediate Holdings, in accordance with the terms of the Exchange Agreement, shall exchange each share of Series A Preferred Stock of Parent held by the Holders for one share of Series B Preferred Stock of Parent held by Intermediate Holdings and one share of Intermediate Holdings Preferred Stock (the “Share Exchange”);
(viii)    Within three (3) Business Days after the filing of the document set forth in Section 1.4(b)(iii), Intermediate Holdings shall, in accordance with the terms of the Exchange Agreement, issue the Intermediate Holdings Warrants to the applicable Holders (the “Intermediate Warrant Issuance”); and
(ix)    Within three (3) Business Days after the filing of the document set forth in Section 1.4(b)(v), Reorganized Invacare shall, in accordance with the terms, and subject to the conditions, of the Exchange Agreement, issue the Reorganized Invacare Warrants to the applicable Holders (the “Reorganized Invacare Warrant Issuance”).
Notwithstanding the foregoing or anything to the contrary herein:
(i)    in the event that any Holder or any Affiliate of a Holder, does not fund such Person’s Percentage Share of any Third Amendment Delayed Draw pursuant to the terms of the Credit Agreement, then such Holder (any such Holder, a “Defaulting Holder”) shall not be entitled to exchange their Series A Preferred Stock of Parent pursuant to Section 1.4(b)(vii) nor shall such Defaulting Holder receive any Intermediate Holdings Warrant or Reorganized Invacare Warrants pursuant to Section 1.4(b)(viii) or Section 1.4(b)(ix) and the rights of such Defaulting Holder set forth in this Agreement and the Exchange Agreement shall be deemed null and void;
(ii)    any Series B Preferred Stock of Parent or Intermediate Holdings Preferred Stock received by any Holder pursuant to the Share Exchange shall be deemed to have been issued or transferred to the relevant Holder and such Holder shall be deemed to be a holder of such Parent Series B Preferred Stock of Parent or Intermediate Holdings Preferred Stock as of the close of business on the day of the filing of the documents set forth in Sections 1.4(b)(i)-(iv) hereof and the register of stockholders of Intermediate Holdings and Parent, respectively, shall be updated accordingly;
(iii)    the Intermediate Holdings Warrants shall be deemed to have been issued to the relevant Holder and such Holder shall be deemed to be the holder of such Intermediate Warrant as of the close of business on the date of the filing of the documents set forth in Section 1.4(b)(iii) hereof;
(iv)    the Reorganized Invacare Warrants shall be deemed to have been issued to the relevant Holder and such Holder shall be deemed to be the holder of such Intermediate Warrant as of the close of business on the date of the filing of the documents set forth in Section 1.4(b)(v) hereof;
(v)    for a period of thirty (30) days after the Share Exchange, Parent and Intermediate Holdings agree not to transfer or cause to be transferred the Series A Preferred Stock of Parent received pursuant to such exchange without the prior written consent of the Majority Shareholders; and
(vi)     at any time following the Share Exchange, if the Majority Shareholders make a request, Parent shall cause to be cancelled the Series A Preferred Stock of Parent received pursuant to such exchange (the “Parent Preferred Cancellation”).
1.5    Holder Rights.
(a)    Notwithstanding the foregoing or anything to the contrary herein, in the event that any of the Share Exchange, the Parent Preferred Cancellation, Intermediate Warrant Issuance above 19.9% of the sum of the shares of common stock outstanding at Intermediate Holdings as of such issuance plus the shares of common stock to be issued under the Intermediate Holdings Warrant and the Reorganized Invacare Warrant Issuance above 19.9% of the sum of the shares of common stock outstanding at Reorganized Invacare as of such issuance plus the shares of common stock to be issued under the Reorganized Invacare Warrant would, as reasonably determined by the Majority Holders in their sole discretion, result in a material adverse tax consequence to Parent or its Subsidiaries (an “Adverse Tax Determination”), then such Majority Holders may reasonably elect, in their sole discretion, to take any or all of the following actions prior to such Share Exchange, Parent Preferred Cancellation, Intermediate

Warrant Issuance or Reorganized Invacare Issuance: (1) require the Holders to retain an aggregate amount of Series A Preferred Stock of Parent held by such Holders as reasonably determined by the Majority Holders in their sole discretion (with each Holder to retain a pro rata portion of such aggregate amount based on the amount Series A Preferred Stock of Parent held by the Holders) (a “Share Reduction”); or (2) to reduce the aggregate percentage of Common Stock Deemed Outstanding (as defined in the Exchange Agreement) issuable to the Holders upon exercise of the Invacare Holdings Warrants or the Reorganized Invacare Warrants, respectively (the “Aggregate Common Stock Deemed Outstanding Percentage”), with each Holder to receive a percentage of Common Stock Deemed Outstanding upon the exercise of the applicable Intermediate Holdings Warrant or Reorganized Invacare Warrant equal to (x) the amount of Parent Series A Preferred Shares held by such Holder divided by the amount of Parent Series A Preferred Shares held by all Holders multiplied by (y) the Aggregate Common Stock Deemed Outstanding Percentage (a “Warrant Reduction” and together with a Share Reduction, an “Exchange Reduction”). Parent, Intermediate Holdings and Reorganized Invacare, as applicable agree to amend the provisions of this Agreement, the Exchange Agreement or the documents contemplated thereby as may be reasonably requested by the Majority Holders in furtherance of any Exchange Reduction and to do and take any such action reasonably requested by the Majority holders in furtherance of such Exchange Reduction.
(b)    In the event of an Adverse Tax Determination the Majority Holders may in lieu of an Exchange Reduction, require the Parent, Intermediate Holdings or Reorganized Invacare to issue to the Holders in lieu of the Series B Preferred Stock of Parent, Series A Preferred Stock of Intermediate, the Intermediate Warrants and the Reorganized Warrants that would have been issued in accordance with Section 1.4, debt or security instruments that have the same value (as reasonably determined by the Majority Holders in their sole discretion) as the Series B Preferred Stock of Parent, Series A Preferred Stock of Intermediate, the Intermediate Warrants and the Reorganized Warrants that would have been issued to the Holders on terms reasonably agreed to by the Majority Holders in their sole discretion, and/or in lieu of the Parent Preferred Cancellation, require further amendment of the Amended and Restated Certificate of Designations of Series A Preferred Stock of Parent on terms reasonably agreed to by Majority Holders in their sole discretion, and Parent shall cause any such amendments to be made effective.
(c)    Parent and shall cause its Subsidiaries, representatives, agents, financial advisors and accountants to, promptly (i) provide the Holders with such information, documents or access to personnel as the Holders may reasonably request in order to ascertain the tax consequences for the Parent or its subsidiaries of a Share Exchange, Reorganized Invacare Warrant Issuance or Intermediate Warrant Issuance and (ii) notify the Holders if any of the information or documents provided in clause (i) becomes incorrect, inaccurate or misleading in any respect.
1.6    Representations and Warranties of Parent, Intermediate Holdings and Reorganized Invacare. As an inducement to the Holders to enter into the Credit Agreement Amendment and this Agreement, the Parent, Intermediate Holdings and Reorganized Invacare

hereby represents and warrants, as of the Agreement Date and as of the Effective Date, as follows:
(a)    Credit Agreement Representations. The representations and warranties of the Borrowers, the Guarantors or such other Loan Party set forth in the Loan Documents are true and correct in all material respects (except that any representation or warranty which is already qualified as to materiality or by reference to Material Adverse Effect is true and correct in all respects) on and as of such date, with the same effect as if made on and as of such date (other than those representations and warranties that by their terms expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date).
1.7    Authority.
(a)    As of the date hereof and as of the Effective Date, upon the receipt of the Requisite Stockholder Consents, all corporate action on the part of Parent, Intermediate Holdings and Reorganized Invacare necessary for the authorization, execution, and delivery of this Agreement, the Exchange Agreement, the Intermediate Holdings Warrants, the Reorganized Invacare Warrants, and the agreements and other documents contemplated hereby and thereby, the performance of all obligations of Parent, Intermediate Holdings and Reorganized Invacare hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby, including the Transactions (to the extent the CF Transition Date occurs), has been taken. The boards of directors of each of Parent, Intermediate Holdings and Reorganized Invacare have each unanimously determined that the Transactions are in the best interests of Parent, Intermediate Holdings and Reorganized Invacare, as applicable, have approved the transactions contemplated thereby, including the Transactions, and have unanimously recommended that the requisite stockholders of each of Parent, Intermediate Holdings and Reorganized Invacare approve the transactions contemplated thereby, including the Transactions, and such approval has not been amended, rescinded or modified. The stockholders of each of Parent, Intermediate Holdings and Reorganized Invacare whose consent is necessary to approve this Agreement, the Transactions, and the transactions contemplated hereby and thereby, have so consented to and approved this Agreement, the Transactions and the transactions contemplated hereby and thereby (the “Requisite Stockholder Consents”). As of the date hereof and as of the Effective Date, this Agreement, the Exchange Agreement, the Intermediate Holdings Warrants and the Reorganized Invacare Warrants and the agreements and other documents contemplated hereby and thereby to which Parent, Intermediate Holdings and Reorganized Invacare is a party are valid and legally binding obligations of Parent, Intermediate Holdings and Reorganized Invacare, as applicable, enforceable against Parent, Intermediate Holdings and Reorganized Invacare, as applicable, in accordance with their terms, subject to (i) the fact that the Exchange Agreement shall not be effective until the CF Transition Date, (ii) the fact that the Intermediate Holdings Warrants and Reorganized Invacare Warrants shall not be effective until the Effective Date, (iii) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws relating to or affecting the enforcement of creditors’ rights generally and (iv) laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

(b)    The execution and delivery of this Agreement, the Exchange Agreement, the Intermediate Holdings Warrants (after the CF Transition Date) and the Reorganized Invacare Warrants (after the CF Transition Date) by each of Parent, Intermediate Holdings or Reorganized Invacare, as applicable, does not, and the performance by Parent, Intermediate Holdings or Reorganized Invacare, as applicable of their respective obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby, including the Transactions (which shall only be effective as of the CF Transition Date or Effective Date, as applicable), and the other transactions contemplated hereby and thereby will not (i) contravene any provision of the organizational documents of Parent, Intermediate Holdings or Reorganized Invacare (with respect to the Transactions, after the filings set forth in Section 1.4(b)(i) - (v) have been filed and accepted by the Secretary of State of the State of Delaware), (ii) constitute a material breach by Parent, Intermediate Holdings, Reorganized Invacare or any of their Subsidiaries or result in a default (or an event which with the giving of notice or lapse of time or both could reasonably be expected to become a breach or default) by Parent, Intermediate Holdings, Reorganized Invacare under, any material contract (with respect to the performance by Parent, Intermediate Holdings or Reorganized Invacare as applicable of their respective obligations hereunder and thereunder, and the consummation of the transactions contemplated hereby and thereby, subject to the occurrence of the CF Transition Date) or (iii) violate in any material respect any provision of any laws to which Parent, Intermediate Holdings or Reorganized Invacare or any of their Subsidiaries, except in the cause of clauses (ii) and (iii), for any breach, default or violation that would not have a material adverse effect on Parent and its Subsidiaries taken as a whole or materially and adversely affect the ability of Parent or its Subsidiaries to consummate the transactions contemplated hereby. Notwithstanding the foregoing, the representations and warranties in this Section 1.7 regarding the execution and delivery of the Intermediate Holdings Warrants, the execution and delivery of the Reorganized Invacare Warrants and any transactions that are to take place simultaneously with or following the CF Transition Date shall be subject to the occurrence of the CF Transition Date.
1.8    Consents and Filings. No consents, approval or authorization of, or designation, declaration or filing with, any governmental entity or any other person on the part of the Parent, Intermediate Holdings or Reorganized Invacare is required in connection with the execution or delivery by Parent, Intermediate Holdings or Reorganized Invacare of this Agreement, the Exchange Agreement, the Intermediate Holdings Warrants (after the CF Transition Date), the Reorganized Invacare Warrants (after the CF Transition Date), or the consummation of the transactions contemplated hereby or thereby, including the Transactions (which shall only be effective as of the CF Transition Date or Effective Date, as applicable), other than (i) the filing of the documents set forth in Section 1.4(b)(i) through (v) in accordance with applicable law, (ii) those which have previously been obtained and provided to the Holders, (iii) with respect to the performance by Parent, Intermediate Holdings or Reorganized Invacare as applicable of their respective obligations hereunder and thereunder, and the consummation of the transactions contemplated hereby and thereby, any consents required to be obtained under the CF Debt Obligations, and (iv) any consent, approval or authorization or filing, the failure to obtain would not have a material adverse effect on Parent and its Subsidiaries taken as a whole or materially and adversely affect the ability of Parent or its Subsidiaries to consummate the transactions contemplated hereby. Notwithstanding the foregoing, the representations and warranties in this

Section 1.8 regarding the execution and delivery of the Intermediate Holdings Warrants, the execution and delivery of the Reorganized Invacare Warrants and any transactions that are to take place simultaneously with or following the CF Transition Date shall be subject to the occurrence of the CF Transition Date.
1.9    Representations and Warranties of Holders. As an inducement to Parent, Intermediate Holdings and Reorganized Invacare to enter into this Agreement, each Holder hereby represents and warrants severally (and not jointly), as of the Agreement Date and as of the Effective Date, as follows:
(a)    As of the date hereof and as of the Effective Date, all corporate action on the part of each Holder necessary for the authorization, execution, and delivery of this Agreement, the Exchange Agreement, the Intermediate Holdings Warrants, the Reorganized Invacare Warrants, and the agreements and other documents contemplated hereby and thereby, the performance of all obligations of each Holder hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby, including the Transactions (to the extent the CF Transition Date occurs), has been taken. As of the date hereof and as of the Effective Date, this Agreement, the Exchange Agreement, the Intermediate Holdings Warrants and the Reorganized Invacare Warrants and the agreements and other documents contemplated hereby and thereby to which each Holder is a party are valid and legally binding obligations of such Holder, as applicable, enforceable against such Holder, as applicable, in accordance with their terms, subject to (i) the fact that the Exchange Agreement shall not be effective until the CF Transition Date, (ii) the fact that the Intermediate Holdings Warrants and Reorganized Invacare Warrants shall not be effective until the Effective Date, (iii) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws relating to or affecting the enforcement of creditors’ rights generally and (iv) laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.
(b)    Any securities issued pursuant to the Transactions (the “Securities”) are being acquired for such Holder’s own account, for investment and not with a view to the distribution or resale thereof. Such Holder understands that the Securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities or blue sky laws, by reason of their issuance in a transaction exempt from the registration requirements thereunder and may not be resold unless a subsequent disposition thereof is registered thereunder (it being understood that neither Parent, Intermediate Holdings, nor Reorganized Invacare is under any obligation to so register) or is exempt from registration thereunder (and acknowledges that an investment in the Securities is highly speculative and involves a high degree of risk of loss of such Holder’s entire investment in the Securities and neither Parent, Intermediate Holdings, nor Reorganized Invacare has provided such Holder with any indication of any value of the Securities). Such Holder has access to the same kind of information which would be available in a registration statement filed under the Securities Act. (i) Such Holder is an accredited investor as defined in Rule 501 promulgated by the Securities and Exchange Commission (“SEC”), (ii) none of the “Bad Actor” disqualifying events described in Rule 506(d)(1)(i) to (viii) promulgated under the Securities Act are applicable to such Holder, and (iii) such Holder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities (and is able to bear the risks of an investment in the Securities).
1.10    Cooperation. Parent, Intermediate Holdings and Reorganized Invacare each agree that they shall use reasonable best efforts to cooperate with the Holders, upon the reasonable request of the Holders, in seeking to obtain the consent or waiver of the CF Debt Creditors to the Transactions, including by delivery of any information reasonably requested by the CF Debt Creditors.
ARTICLE 2.
INDEMNIFICATION
2.1    Indemnification.
(a)    Indemnification of the Holders. After the Agreement Date, Parent, Intermediate Holdings or Reorganized Invacare, jointly agree to indemnify and hold harmless the Holders, their Affiliates, and each of their respective officers, directors, employees, equityholders and agents (the “Indemnified Parties”) from and against any damage, claim, loss, injury, charge, cost, liability or expense, interest, penalties and expenses of any action (including reasonable attorneys’ fees and expenses) or remedial action, and including amounts actually paid or incurred in the absence of third party claims (collectively “Damages”) which any of the Indemnified Parties may sustain, or to which any of the Indemnified Parties may be subjected, that arise out of or result from:
(i)    a breach or inaccuracy of any representation or warranty of Parent, Intermediate Holdings or Reorganized Invacare set forth in this Agreement or in the Secretary’s Certificate; or
(ii)    a breach of any covenant or other agreement on the part of Parent, Intermediate Holdings or Reorganized Invacare set forth in this Agreement or in the Company Secretary’s Certificate.
2.2    Procedures of Claims.
(a)    Defense of Third Party Claims. In the case of any claim for indemnification arising from a claim of a third party, the Indemnified Party shall give prompt written notice (but no later than ten Business Days) after Indemnified Party’s receipt of notice of such claim to Parent (the “Indemnifying Party”) of any claim of which such Indemnified Party has knowledge and as to which it reasonably believes it is entitled to indemnification hereunder. Notwithstanding anything to the contrary herein, it shall be reasonable for an Indemnified Party to provide such written notice upon receipt of a third party claim that could reasonably be expected to give rise to Damages even if no Damages with respect to such claim have been suffered as of the date of such notice. The written notice shall state in reasonable detail the nature and basis of such claims and the dollar amount of such claim, to the extent known or expected or estimated dollar amount. The failure to give such notice will not, however, relieve any Indemnifying Party of its indemnification obligations except to the extent that an

Indemnifying Party is actually harmed or prejudiced thereby. The Indemnifying Party will have the right to defend and to direct the defense against any such claim in its name and at its expense with counsel selected by the Indemnifying Party (that shall be reasonably acceptable to the Indemnified Party) unless Indemnified Party has been advised by counsel that there would be an actual conflict of interest between the Indemnified Party and the Indemnifying Party in the conduct of such defense; provided however, that the Indemnifying Party must demonstrate to the Indemnified Party, in writing, such Indemnifying Party’s financial ability to provide full indemnification to the Indemnified Party with respect to such matter. If the Indemnifying Party assumes the defense of a third party claim it shall be conclusively established for purposes of this Agreement that the claims made in such third party claim are within the scope of and subject to indemnification. In addition, the Indemnifying Party shall not be entitled to assume control of such defense if (i) the third party claim relates to or arises in connection with any criminal proceeding against the Indemnified Party, or (ii) the third party claim seeks an injunction or other similar form of equitable relief against the Indemnified Party as its principal claim for relief. If the Indemnifying Party is entitled to compromise or defend such claim, it will notify the Indemnified Party of its intent to do so, and the Indemnified Party must, at the request and expense of the Indemnifying Party, cooperate in the defense of such claim. If the Indemnifying Party elects, in a writing delivered to the Indemnified Party, not to compromise or defend such claim, the Indemnified Party may pay, compromise or defend such claim. Notwithstanding anything to the contrary contained herein, the Indemnifying Party will have no indemnification obligations with respect to any claim which has been or will be settled by the Indemnified Party without the prior written consent of the Indemnifying Party (such consent not to be unreasonably withheld, conditioned or delayed). The Indemnifying Party’s right to direct the defense will include the right to compromise or enter into an agreement settling any claim by a third party only with the consent of the Indemnified Party (such consent not to be unreasonably withheld, conditioned or delayed), unless the Indemnified Party receives a full release with respect to such claim and the sole relief in such settlement is that monetary damages are paid in full by the Indemnifying Party. Any Indemnified Party will have the right to participate in the Indemnifying Party’s defense of any claim with one counsel selected by it subject to the Indemnifying Party’s right to direct the defense. The reasonable and documented fees and disbursements of such counsel will be at the expense of the Indemnified Party (unless the Indemnified Party’s counsel shall have advised the Indemnified Party in writing, with a copy delivered to the Indemnifying Party, that there is an actual conflict of interest that could make it inappropriate under applicable standards of professional conduct for the Indemnifying Party and the Indemnified Party to have common counsel). An Indemnifying Party who is not permitted to direct the defense hereof will have the right to participate in the Indemnified Party’s defense of any claim with one (1) counsel selected by it subject to the Indemnified Party’s right to direct the defense. The fees and disbursements of such counsel will be at the expense of the Indemnifying Party.
(b)    Non-Third Party Claims. Any claim which does not result from a third party claim will be asserted by a written notice from the Indemnified Party to the Indemnifying Party. The Indemnifying Party will have a period of thirty (30) days after receipt of such notice within which to respond thereto. If the Indemnifying Party does not respond within such thirty (30) days, the recipient will be deemed to have accepted responsibility for the Damages set forth in such notice and will have no further right to contest the validity of any claim (or the amount of such claim) set forth in such notice. If the Indemnifying Party responds within such thirty (30) days after the receipt of the notice and rejects such claim in whole or in part, the Indemnified Party will be free to pursue such remedies as may be available to it under contract or applicable law, subject to the terms of this Agreement.
ARTICLE 3.
COVENANTS
3.1    Holder Covenant The Holders hereby agree and covenant that no Holder shall transfer its shares of Series A Preferred Stock of the Parent without the prior written consent of the Holders holding a majority of the Series A Preferred Stock of the Parent held by all Holders who are not transferring such Series A Preferred Stock and are not otherwise affiliates of the Holder transferring such Series A Preferred Stock of the Parent.
ARTICLE 4.
GENERAL PROVISIONS
4.1    Assignment, Successors and No Third-Party Rights. No party hereto may assign any of its rights or delegate any of its obligations under this Agreement without the prior written consent of the other parties; provided that, a Holder shall each be permitted to assign its respective rights, interests and obligations (in whole or in part) to any of its Affiliates without obtaining any consent. Any purported assignment or delegation, except as expressly permitted pursuant to this Section 4.1, shall be void and without effect. Subject to the foregoing, this Agreement will apply to, be binding in all respects upon and inure to the benefit of the successors and permitted assigns of the parties. Nothing expressed or referred to in this Agreement will be construed to give any person other than the parties to this Agreement any legal or equitable right, remedy or claim under or with respect to this Agreement or any provision of this Agreement, except such rights as shall inure to a successor or permitted assignee pursuant to this Section 4.1.
4.2    Notices. Unless otherwise expressly provided herein, any notice, request, instruction or other document to be given hereunder by any party hereto to another party hereto shall be in writing and shall be deemed to have been duly given (a) when delivered, if delivered by hand, (b) one (1) Business Day after being sent, if sent by overnight delivery via a national courier service, (c) when transmitted and receipt is confirmed, if sent via email or facsimile with confirmation of receipt, or (d) three (3) Business Days after mailing, if mailed by registered or certified mail (return receipt requested), to Parent at the addresses or electronic mail and marked to the attention of the individual (by name or title) set forth on Schedule 10.02 of the Credit Agreement (or at such other address for a party as shall be specified in a notice given in accordance with this Section 4.2) and if such notice is directed to a Holder to the address or electronic mail address set forth on the applicable signature pages hereto.
4.3    Choice of Law. This Agreement shall be construed, interpreted and the rights of the parties determined in accordance with the laws of the State of Delaware, without giving effect to any choice of law provision or rule that would cause the application of the laws of any jurisdiction other than the State of Delaware.

4.4    Entire Agreement; Amendments and Waivers. This Agreement, together with all exhibits and schedules hereto, constitute the entire agreement among the parties pertaining to the subject matter hereof and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties. No amendment, supplement, modification or waiver of this Agreement shall be binding unless consented in writing Parent and Holders holding a majority of the shares of Series A Preferred Stock held by all Holders; provided that, if any such amendment, supplement, modification or waiver materially adversely impacts any Holder disproportionately than other Holders the consent of such Holder shall be required. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.
4.5    Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, and shall become binding when one or more counterparts have been signed by each of the parties hereto and delivered to the other party. Delivery of an electronically executed counterpart of a signature page to this Agreement shall be as effective as delivery of a manually executed counterpart of this Agreement.
4.6    Invalidity. In the event that any one or more of the provisions contained in this Agreement or in any other instrument referred to herein, shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any other such instrument.
4.7    Attorney Fees. If any party to this Agreement brings an Action to enforce its rights under this Agreement in accordance with the provisions hereof, the prevailing party shall be entitled to recover its actual out-of-pocket costs and expenses, including reasonable attorneys’ fees reasonably incurred in connection with such action, including any appeal of such action.
4.8    Service of Process; Consent to Jurisdiction; Waiver of Jury Trial.
(a)    SERVICE OF PROCESS. EACH OF THE PARTIES HERETO IRREVOCABLY CONSENTS TO THE SERVICE OF ANY PROCESS, PLEADING, NOTICES OR OTHER PAPERS BY THE MAILING OF COPIES THEREOF BY REGISTERED, CERTIFIED OR FIRST CLASS MAIL, POSTAGE PREPAID, TO SUCH PARTY AT SUCH PARTY’S ADDRESS SET FORTH HEREIN, OR BY ANY OTHER METHOD PROVIDED OR PERMITTED UNDER DELAWARE LAW.
(b)    CONSENT AND JURISDICTION. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY (I) AGREES THAT ANY SUIT, ACTION OR OTHER LEGAL PROCEEDING ARISING OUT OF THIS AGREEMENT MAY BE BROUGHT IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE OR, IF SUCH COURT DOES NOT HAVE JURISDICTION OR WILL NOT ACCEPT JURISDICTION, IN ANY COURT OF GENERAL JURISDICTION IN DELAWARE; (II) CONSENTS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING; AND (III) WAIVES ANY OBJECTION WHICH

SUCH PARTY MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY SUCH COURT.
(c)    WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY PROCEEDING (WHETHER BASED IN CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY TRANSACTION OR AGREEMENT CONTEMPLATED HEREBY OR THE ACTIONS OF ANY PARTY HERETO IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.
4.9    Specific Performance. The parties hereto agree that irreparable damage would occur to the Holders in the event of a breach or threatened breach of any covenant, obligation or other provision of this Agreement or the Exchange Agreement by Parent, Intermediate Holdings or Reorganized Invacare, including the performance of the obligations set forth in Article 2 of this Agreement. Each of Parent, Intermediate Holdings or Reorganized Invacare hereby agrees that, in the event of any breach of threatened breach by Parent, Intermediate Holdings or Reorganized Invacare of any covenant, obligation or other provisions of this Agreement or the Exchange Agreement, any Holder shall be entitled (in addition to any other remedy that may be available to them, including monetary damages) to obtain (a) a decree or order of specific performance or mandamus to enforce the observance and performance of such covenant, obligation or other provision, and (b) an injunction restraining such breach or threatened breach. The parties agree that no party shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section, and the parties irrevocably waive any right they may have to require the obtaining, furnishing or posting of any such bond or similar instrument.
* * * * * *

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.
PARENT:

Invacare Holdings Corporation

By:     /s/ Kai Zhu
Name: Kai Zhu
Title: Senior Vice President and Chief Financial Officer

INTERMEDIATE HOLDINGS:

Invacare International Holdings Corp.

By:     /s/ Kai Zhu
Name: Kai Zhu
Title: Senior Vice President and Chief Financial Officer

REORGANIZED INVACARE:

Invacare Corporation

By:     /s/ Kai Zhu
Name: Kai Zhu
Title: Senior Vice President and Chief Financial Officer

IN WITNESS WHEREOF, each party hereto has executed this Agreement as of the day and year first written above.
HOLDER:

DG VALUE PARTNERS, LP

By: DG Capital Management, LLC, its investment manager

By:     /s/ Dov Gertzulin
Name: Dov Gertzulin
Title: Managing Member

IN WITNESS WHEREOF, each party hereto has executed this Agreement as of the day and year first written above.
HOLDER:

DG VALUE PARTNERS II MASTER FUND, LP

By: DG Capital Management, LLC, its investment manager

By:     /s/ Dov Gertzulin
Name: Dov Gertzulin
Title: Managing Member

IN WITNESS WHEREOF, each party hereto has executed this Agreement as of the day and year first written above.
HOLDER:

YAKAR ALTERNATIVES CLAT LLC

By: DG Capital Management, LLC, its investment manager

By:     /s/ Dov Gertzulin
Name: Dov Gertzulin
Title: Managing Member

IN WITNESS WHEREOF, each party hereto has executed this Agreement as of the day and year first written above.
HOLDER:

YAKAR ALTERNATIVES LLC

By: DG Capital Management, LLC, its investment manager

By:     /s/ Dov Gertzulin
Name: Dov Gertzulin
Title: Managing Member

IN WITNESS WHEREOF, each party hereto has executed this Agreement as of the day and year first written above.
HOLDER:

PPG HEDGE FUND HOLDINGS LLC

By: DG Capital Management, LLC, its investment manager

By:     /s/ Dov Gertzulin
Name: Dov Gertzulin
Title: Managing Member

    IN WITNESS WHEREOF, each party hereto has executed this Agreement as of the day and year first written above.

HOLDER:

MACYRC LLC

By: DG Capital Management, LLC, its investment manager

By:     /s/ Dov Gertzulin
Name: Dov Gertzulin
Title: Managing Member

    IN WITNESS WHEREOF, each party hereto has executed this Agreement as of the day and year first written above.

HOLDER:

2016 Alan Shamah Discretionary Trust

By: DG Capital Management, LLC, its investment manager

By:     /s/ Dov Gertzulin
Name: Dov Gertzulin
Title: Managing Member

    IN WITNESS WHEREOF, each party hereto has executed this Agreement as of the day and year first written above.

HOLDER:

THE SAM AND HELENE WIEDER FAMILY TRUST

By: DG Capital Management, LLC, its investment manager

By:     /s/ Dov Gertzulin
Name: Dov Gertzulin
Title: Managing Member

    IN WITNESS WHEREOF, each party hereto has executed this Agreement as of the day and year first written above.

HOLDER:

TITAN EQUITY GROUP LLC

By: DG Capital Management, LLC, its investment manager

By:     /s/ Dov Gertzulin
Name: Dov Gertzulin
Title: Managing Member

    IN WITNESS WHEREOF, each party hereto has executed this Agreement as of the day and year first written above.

HOLDER:

DAVIDSON KEMPNER ARBITRAGE,
EQUITIES AND RELATIVE VALUE LP

By: Davidson Kempner Multi-Strategy GP II LLC, its general manager

By: Davidson Kempner Liquid GP Topco LLC, its managing manager

By:     /s/ Conor Bastable
Name: Conor Bastable
Title: Managing Member

    IN WITNESS WHEREOF, each party hereto has executed this Agreement as of the day and year first written above.

HOLDER:

M.H. DAVIDSON & CO.

By: M.H. Davidson & Co. GP L.L.C., its general partner

By: Davidson Kempner Liquid GP Topco LLC, its managing manager

By:     /s/ Conor Bastable
Name: Conor Bastable
Title: Managing Member

    IN WITNESS WHEREOF, each party hereto has executed this Agreement as of the day and year first written above.

HOLDER:

ENDURANT HEALTH MASTER FUND LP

By: Endurant Capital Management LP, its Investment Manager

By:     /s/ Chris Ronan
Name: Chris Ronan
Title: COO/CFO

    IN WITNESS WHEREOF, each party hereto has executed this Agreement as of the day and year first written above.

HOLDER:

ONE OAK MULTI-STRATEGY MASTER FUND, LTD.

By: Endurant Capital Management LP, its Sub-Advisor

By:     /s/ Chris Ronan
Name: Chris Ronan
Title: COO/CFO

    IN WITNESS WHEREOF, each party hereto has executed this Agreement as of the day and year first written above.

HOLDER:

BLACKWELL PARTNERS LLC-SERIES B

By: Silverback Asset Management, LLC, its Investment Manager

By:     /s/ Laura Kleber
Name: Laura Kleber
Title: CCO

    IN WITNESS WHEREOF, each party hereto has executed this Agreement as of the day and year first written above.

HOLDER:

KASAD 2, LP

By: Silverback Asset Management, LLC, its Investment Manager

By:     /s/ Laura Kleber
Name: Laura Kleber
Title: CCO

    IN WITNESS WHEREOF, each party hereto has executed this Agreement as of the day and year first written above.

HOLDER:

SILVERBACK CONVERTIBLE MASTER
FUND LIMITED

By: Silverback Asset Management, LLC, its Investment Manager

By:     /s/ Laura Kleber
Name: Laura Kleber
Title: COO

    IN WITNESS WHEREOF, each party hereto has executed this Agreement as of the day and year first written above.

HOLDER:

SILVERBACK OPPORTUNISTIC CREDIT
MASTER FUND LIMITED

By: Silverback Asset Management, LLC, its Investment Manager

By:     /s/ Laura Kleber
Name: Laura Kleber
Title: CCO

    IN WITNESS WHEREOF, each party hereto has executed this Agreement as of the day and year first written above.

HOLDER:

PM MANANGER FUND, SPC-SEGREGATED
PORTFOLIO 33

By: PAAMCO Prisma, its Advisor

By:     /s/ Vincent Cuticello
Name: Vincent Cuticello
Title: Chief Operating Officer

    IN WITNESS WHEREOF, each party hereto has executed this Agreement as of the day and year first written above.

HOLDER:

TENOR OPPORTUNITY MASTER FUND,
LTD.

By:     /s/ Daniel Kochav
Name: Daniel Kochav
Title: Director

Exhibit C

Form Final
AMENDED AND RESTATED CERTIFICATE OF DESIGNATIONS
OF
9.00% SERIES A CONVERTIBLE PARTICIPATING PREFERRED STOCK
OF
INVACARE HOLDINGS CORPORATION
Invacare Holdings Corporation, a corporation organized under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

I.    The Board of Directors of the Corporation, by resolutions adopted on May 5, 2023, and a Certificate of Designations filed with the Secretary of State of the State of Delaware on May 5, 2023 (the “Original Certificate of Designations”) established a series of preferred stock of the Corporation designated as “9.00% Series A Convertible Participating Preferred Stock”.

II.    The Corporation, pursuant to resolutions adopted by the Board of Directors on March 13, 2024 and the written consent of the requisite holders of Series A Preferred Stock (as defined below) dated March 14, 2024, filed that certain First Amendment to the Original Certificate of Designations with the Secretary of State of the State of Delaware on March 14, 2024 (the “First Amendment”).

III.    The Corporation, pursuant to resolutions adopted by the Board of Directors on April [●], 2024 and the written consent of the requisite holders of Series A Preferred Stock (as defined below) dated April [●], 2024, filed that certain Second Amendment to the Original Certificate of Designations with the Secretary of State of the State of Delaware on April [●], 2024 (the “Second Amendment” and the Original Certificate of Designations as amended by the First Amendment and the Second Amendment, the “Existing Certificate of Designations”).

IV.    The Board of Directors, by resolution adopted on April [●], 2024, determined that, subject to certain conditions, it was advisable and in the best interest of the Corporation and its stockholders to amend and restate the Existing Certificate of Designations as set forth herein.

V.    The holders of a majority of the outstanding shares of Series A Preferred Stock and a majority of the Entitled Stockholders (as defined in the Existing Certificate of Designations), representing the votes necessary to authorize such action pursuant to Section 4.2 of the Certificate of Incorporation of the Corporation and Section 7(b) and Section 18 of the Existing Certificate of Designations, acting by written consent adopted on April [●], 2024, approved the amendment and restatement of the Existing Certificate of Designation.

NOW THEREFORE, the Corporation agrees that the Existing Certificate of Designations is hereby amended and restated in its entirety as follows:
Section 1    Designation and Number of Shares. Pursuant to the Charter, there is hereby created out of the authorized and unissued shares of preferred stock of the Corporation, par value $0.001 per share (“Preferred Stock”), a series of Preferred Stock consisting of 6,750,011 shares of Preferred Stock designated as the “9.00% Series A Convertible Participating Preferred Stock” (the “Series A Preferred Stock”). Such number of shares may be increased or decreased by resolution of the Board of Directors or any duly authorized committee thereof, subject to the terms and conditions hereof and the requirements of applicable law; provided that (i) no increase shall cause the number of authorized shares of Series A Preferred Stock to exceed the total number of authorized shares of Preferred Stock and (ii) no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of such shares then outstanding.
Section 2    General Matters; Ranking. Each share of Series A Preferred Stock shall be identical in all respects to every other share of Series A Preferred Stock. The Series A Preferred Stock, with respect to dividend rights and/or distribution rights upon the liquidation, winding‑up or dissolution, as applicable, of the Corporation, shall rank (i) senior to each class or series of Junior Stock, (ii) on parity with each class or series of Parity Stock, (iii) junior to each class or series of Senior Stock, and (iv) junior to the Corporation’s existing and future indebtedness and other liabilities.
Section 3    Standard Definitions. As used herein with respect to the Series A Preferred Stock:
“ABL Credit Agreement” shall mean that certain loan and security agreement dated May 5, 2023 among the Corporation and the other borrowers from time to time party thereto, the guarantors from time to time party thereto, the lenders from time to time party thereto and White Oak Commercial Finance, LLC, as Administrative Agent and Collateral Agent, as amended, restated, amended and restated, supplemented or otherwise modified from time to time..
“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, such Person.
“Agent Members” shall have the meaning set forth in Section 19(b).
“Average VWAP” per share of Common Stock over a certain period means the arithmetic average of the VWAP per share of Common Stock for each Trading Day in the relevant period.
“Backstop Commitment Agreement” shall have the meaning ascribed to the term in the Plan.
“Backstop Party” means the original signatories to the Backstop Commitment Agreement and any Person that, as of the Effective Date, is entitled to exercise Backstop Party Rights pursuant to, and as defined in, the Backstop Commitment Agreement.

“Bankruptcy Court” means the United States Bankruptcy Court for the Southern District of Texas, Houston Division.
“Board of Directors” shall have the meaning set forth in the Charter.
“Business Day” means any day other than a Saturday or Sunday or any other day on which commercial banks in New York City are authorized or required by law or executive order to close.
“Bylaws” means the Bylaws of the Corporation, as amended or restated from time to time.
“Certificate of Designations” means this document setting forth the designation, powers, preferences and rights, and the qualifications, limitations or restrictions thereto, of the Series A Preferred Stock, as amended from time to time in compliance with applicable laws, the Charter and the provisions hereof.
“Change of Control” means that (a) a Person or “group” (as the term is used for purposes of Section 13(d) of the Exchange Act), other than a Change of Control Excluded Person, becomes the direct or indirect beneficial owner (as determined pursuant to Rule 13d-3 or Rule 13d-5 under the Exchange Act) of securities representing more than 50% of the voting power of the Corporation; and (b) the Corporation has become aware of such development by virtue of a written notice, public report, filing pursuant to Section 13(d) of the Exchange Act, or otherwise.
“Change of Control Excluded Person” means: (a) a Person that is a Backstop Party (or a Backstop Party’s Related Fund), to the extent that prior to the date hereof neither such Backstop Party nor any of such Backstop Party’s Related Funds or Affiliates has filed a public report pursuant to Section 13(d) of the Exchange Act indicating that such Back Stop Party or such Backstop Party’s Related Funds or Affiliates delivered a letter to the Board indicating that such Person, either alone or together with other potential investors, had or was proposing to engage in discussions with the Corporation regarding the potential acquisition of the Corporation; (b) any Person that controls, is controlled by, or is under common control with a Person described in clause (a) of this definition; and (c) a “group” (as the term is used for purposes of Sections 13(d) of the Exchange Act) that includes one or more Change of Control Excluded Persons as defined under clauses (a) or (b) above, where such Change of Control Excluded Persons beneficially own capital stock of the Corporation having more the 50% of the combined voting power in the election of directors of all the capital stock of the Corporation held by such group.
“Charter” means the certificate of incorporation of the Corporation, as amended or restated from time to time.
“Close of Business” means 5:00 p.m., New York City time.
“Code” means the Internal Revenue Code of 1986, as amended.
“Common Stock” means the common stock, par value $0.001 per share, of the Corporation.

“Confirmation Order” means the Order Confirming the Debtors’ First Amended Joint Chapter 11 Plan of Invacare Corporation and its Debtor Affiliates entered by the Bankruptcy Court on April 28, 2023, in the Chapter 11 Case No. 23-90068 (CML).
“Conversion and Dividend Disbursing Agent” means American Stock Transfer & Trust Company, LLC, the Corporation’s duly appointed conversion and dividend disbursing agent for Series A Preferred Stock, and any successor appointed under Section 14.
“Conversion Date” shall have the meaning set forth in Section 10(b).
“Conversion Price” means, (a) as of the Effective Date, $1.72076211 (the “Initial Conversion Price”); and (b) as of any date thereafter, such Initial Conversion Price, as adjusted pursuant to the provisions of Section 13.
“Corporation” means Invacare Holdings Corporation, a Delaware corporation.
“Debt” shall mean, as to any Person as of any date of determination, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP: (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments; (b) all direct or contingent obligations of such Person arising under letters of credit (including standby and commercial letters of credit), bankers’ acceptances, bank guaranties, surety bonds and similar instruments; and (c) indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse.
“Debt Group Members” shall mean each of Backstop Parties to the extent that each such Backstop Party has fully funded at least its pro rata portion of the aggregate principal under the ABL Credit Agreement as of any applicable date (with such pro rata portion being a fraction determined by dividing (x) the number of Series A Preferred Stock held by such Backstop Party or its Related Funds on the Effective Date and (y) the total number of Series A Preferred Stock owned by all of the Backstop Parties and their respective Related Funds) as of the Effective Date.
“Debt Offer Notice” shall have the meaning set forth in Section 6(f).
“Declining Group Member” shall have the meaning set forth in Section 6(f).
“Depositary” means DTC or its nominee or any successor appointed by the Corporation.
“Deemed Liquidation Event” means the occurrence of any of the following:
(i)    a merger or consolidation in which the Corporation is a constituent party, or a Subsidiary of the Corporation is a constituent party and the Corporation issues shares of its capital stock pursuant to such merger or consolidation, unless the shares of capital stock of the Corporation outstanding immediately prior to such merger or consolidation continue to represent, or are converted into or exchanged for shares of capital stock that represent, immediately following such merger or consolidation, at least a majority, by voting power, of the capital stock of (1) the surviving or resulting corporation; or (2) if the surviving or resulting corporation is a wholly owned subsidiary of another corporation immediately following such merger or consolidation, the parent corporation of such surviving or resulting corporation;
(ii)    the sale, lease, transfer, exclusive license or other disposition, in a single transaction or series of related transactions, by the Corporation or any Subsidiary of the Corporation of all or substantially all the assets of the Corporation and its Subsidiaries taken as a whole, or

(iii)    the sale or disposition (whether by merger, consolidation or otherwise, and whether in a single transaction or a series of related transactions) of one or more Subsidiaries of the Corporation if substantially all of the assets of the Corporation and its Subsidiaries taken as a whole are held by such Subsidiary or Subsidiaries, except where such sale, lease, transfer, exclusive license or other disposition is to a wholly owned Subsidiary of the Corporation;
provided, however, that, prior to the Exit Indebtedness Termination Date, a Deemed Liquidation Event shall not occur unless such Deemed Liquidation Event constitutes an event requiring payment in full of the Exit Term Loan Facility and the Exit Secured Convertible Notes; and provided, further, that no Deemed Liquidation Event shall occur if a majority of the Holders so determine by written notice to the Corporation prior to the effective date of any transaction described in clauses (i), (ii) or (iii) above; and provided, further, that no Deemed Liquidation Event shall occur upon the issuance of the Intermediate HoldCo Preferred Stock or the Series B Preferred Stock or the issuance or exercise of the Intermediate HoldCo Warrants or the Reorganized Invacare Warrants.
“Dividend Accrual Period” means (a) initially, the period from, and including, the Effective Date to, but excluding, the June 15, 2023 Dividend Payment Date; and (b) thereafter, the period from, and including, each Dividend Payment Date, to, but excluding the next Dividend Payment Date.
“Dividend Payment Date” means March 15, June 15, September 15 and December 15 of each year.
“Dividend Rate” means a rate of 9% per annum computed on the basis of a year of twelve thirty-day months and 360 days.
“Dividends” shall have the meaning set forth in Section 4(a).
“DTC” means The Depository Trust Company.
“Effective Date” has the meaning set forth in the Plan.

“Entitled Stockholder” has the meaning set forth in Section 6(e).
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.
“Exercising Group Member” shall have the meaning set forth in Section 6(f).
“Exercise Period” shall have the meaning set forth in Section 6(f).
“Exit Indebtedness Termination Date” means the later of the (i) date on which the Exit Term Loan Facility is repaid in full and (ii) date on which none of the Exit Secured Convertible Notes remains outstanding.
“Exit Lender” means (a) each Backstop Party and (b) as of any date, each other Person (not a Backstop Party) who (1) participated in the Rights Offering and purchased thereunder, or otherwise acquired pursuant to the Plan, shares of Series A Preferred Stock representing more than 5% of all shares of Series A Preferred Stock issued and outstanding on the Effective Date, and (2) has beneficially owned at all times since the Effective Date, and continues to beneficially own, as of such date, more than 5% of the issued and outstanding shares of Common Stock as conclusively shown:
i.        if the Corporation’s Common Stock has remained at all times registered under Section 12 of the Exchange Act, in filings pursuant to Section 13(d) or 16(a) of the Exchange Act made by such Person, but only to the extent that such filings disclose the individual holdings of such Person, its Affiliates and Related Funds, without giving effect to any holding of other members of any “group” (as the term is used for purposes of Sections 13(d) of the Exchange Act) to which such Person may belong; and
ii.    otherwise, in Register entries evidencing direct ownership of securities of the Corporation in the name of such Person, its Affiliates and Related Funds.
For the purposes of clause (b)(2) of the foregoing definition, beneficial ownership of Common Stock shall be determined as provided in Rule 13d-3 under the Exchange Act, except that the total number of shares of Common Stock outstanding will be determined assuming that all outstanding shares of Series A Preferred Stock have been converted. For the avoidance of doubt, a Person that is not a Backstop Party and does not satisfy all the requirements of clause (b)(2) of the foregoing definition (including sub clauses (i) and (ii) thereof, shall not be an Exit Lender, regardless of the number of shares beneficially owned by such Person.
“Exit Secured Convertible Notes” means, collectively, the Exit Secured Convertible Tranche I Notes, and the Exit Secured Convertible Tranche II Notes.
“Exit Secured Convertible Tranche I Notes” means the Corporation’s 7.50% Convertible Senior Secured Notes due 2028, Tranche I, issued on the Effective Date pursuant to the Exit Secured Convertible Tranche I Notes Indenture.

“Exit Secured Convertible Tranche I Notes Indenture” means the indenture dated May 5, 2023, among the Corporation, as issuer, the guarantors listed therein, and GLAS Trust Company LLC, as trustee and notes collateral agent, as from time to time amended in compliance with the provisions thereof.
“Exit Secured Convertible Tranche II Notes” means the Corporation’s 7.50% Convertible Senior Secured Notes due 2028, Tranche II, issued on the Effective Date pursuant to the Exit Secured Convertible Tranche II Notes Indenture.
“Exit Secured Convertible Tranche II Notes Indenture” means the indenture dated May 5, 2023, among the Corporation, as issuer, the guarantors listed therein, and GLAS Trust Company LLC, as trustee and notes collateral agent, as from time to time amended in compliance with the provisions thereof.
“Exit Term Loan Agreement” means the Amended and Restated Credit Agreement dated as of May 5, 2023, among the Corporation, Reorganized Invacare, the lenders party thereto, Cantor Fitzgerald Securities, as Administrative Agent, and GLAS Trust Company LLC, as Collateral Agent, as from time to time amended in compliance with the provisions thereof.
“Exit Term Loan Facility” means the credit facility in the amount of $85,000,000 extended to Reorganized Invacare under the Exit Term Loan Agreement.
“Fair Value” of a share of Common Stock, as of any specified date, means:
i.    if, at the time, the Common Stock is listed on a Relevant Stock Exchange, the Average VWAP of the Common Stock for the ten Trading Days immediately preceding the specified date (or, if the Common Stock has traded on such Relevant Stock Exchange for less than 10 Trading Days, the Average VWAP for such lesser period of time);
ii.    if, at the time, the Common Stock is publicly traded but not listed on a Relevant Stock Exchange, the average of the reported closing bid and ask prices of a share of Common Stock in the over-the-counter market for the 10 Trading Days immediately preceding the specified date (or if the Common Stock has been publicly traded (but not listed) for less than 10 Trading Days, the average of the reported bid and ask prices for such lesser period of time); or
iii.    in all other cases, such value as reasonably determined in good faith by the Board of Directors.
“Free Convertibility Date” shall mean the earlier to occur of:
i.    November 6, 2023;
ii.    a voluntary or involuntary liquidation, winding‑up or dissolution of the Corporation;

iii.    an event that constitutes, or but for the operation of one or both of the provisos to the definition thereof would constitute, a Deemed Liquidation Event; and
iv.    a Mandatory Redemption Event.
“Global Certificate” shall have the meaning set forth in Section 19(b).
“Global Certificate Shares” shall have the meaning set forth in Section 19(b).
“Holder” means each Person in whose name shares of Series A Preferred Stock are registered, who shall be treated by the Corporation and the Registrar as the absolute owner of those shares of Series A Preferred Stock for the purpose of making payment and settling conversions and for all other purposes.
“Intermediate HoldCo Certificate of Designations” means the document setting forth the designation, powers, preferences and rights, and the qualifications, limitations or restrictions thereto, of that certain series of preferred stock of Intermediate HoldCo, par value $0.001 per share, consisting of 5,938,620 shares of preferred stock of Intermediate HoldCo designated as the “9.00% Series A Preferred Stock” (the “Intermediate HoldCo Preferred Stock”), as amended from time to time in compliance with applicable laws, the certificate of incorporation of Intermediate HoldCo, as amended or restated from time to time, and the provisions thereof.
“Intermediate HoldCo” means Invacare International Holdings Corp., a Delaware corporation.
“Intermediate HoldCo Common Stock” means the common stock, par value $0.001 per share, of Intermediate HoldCo.
“Intermediate HoldCo Fundamental Change” means the consummation, at any time after the Effective Date, of (A) any transaction immediately following the consummation of which Intermediate HoldCo ceases to be a Wholly-Owned Subsidiary of the Corporation; (B) the voluntary or involuntary liquidation, winding‑up or dissolution of Intermediate HoldCo, (C) any consolidation, merger, binding share exchange, or other combination pursuant to which the Intermediate HoldCo Common Stock will be converted into, or exchanged for, stock, other securities, or other property or assets (including cash), or a combination thereof, in each case after which Intermediate HoldCo will no longer be a Wholly-Owned Subsidiary of the Corporation; or (D) any sale, lease, or other transfer or disposition in one transaction or a series of transactions of a material portion of the consolidated assets of Intermediate HoldCo and its Subsidiaries, taken as a whole, to any Person other than the Corporation or any of the Corporation’s Wholly‑Owned Subsidiaries (a “material portion” of the consolidated assets of the Intermediate HoldCo and its Subsidiaries, taken as a whole shall include, without limitation, assets sold, leased or transferred which results in net proceeds in excess of $10,000,000).
“Intermediate HoldCo Warrants” means those certain Warrants for Intermediate Holdco common stock issued by Intermediate HoldCo pursuant to the Master Equity Agreement.

“Junior Stock” means (i) the Common Stock and (ii) each other class or series of capital stock of the Corporation the terms of which do not expressly provide that such class or series ranks either (x) senior to the Series A Preferred Stock as to dividend rights and/or distribution rights upon the Corporation’s liquidation, winding‑up or dissolution or (y) on parity with the Series A Preferred Stock as to dividend rights and/or distribution rights upon the Corporation’s liquidation, winding‑up or dissolution.
“Liquidation Dividend Amount” shall have the meaning set forth in Section 5(a).
“Liquidation Preference” means, with respect to each share of Series A Preferred Stock, an amount initially equal to $25.00 (the “Initial Liquidation Preference”), which shall periodically be reset as follows (and until so reset shall remain at the most-recently set value):
(a)     as of the Dividend Payment Date falling on June 15, 2023, the Liquidation Preference shall increase to the sum of (i) the Initial Liquidation Preference, plus (ii) Dividends accrued thereon at the Dividend Rate from, and including, the Effective Date to, but excluding, such Dividend Payment Date; and
(b)     as of each Dividend Payment Date thereafter, the Liquidation Preference shall (subject to as provided below) increase to the sum of (i) the Liquidation Preference as re-computed on the immediately preceding Dividend Payment Date, plus (ii) Dividends accrued thereon at the Dividend Rate from, and including, such immediately preceding Dividend Payment Date to, but excluding, the Dividend Payment Date as of which the computation is made;
provided, however, that no adjustment or reset to the Liquidation Preference shall occur on any Dividend Payment Date on which the Corporation shall make a payment of Dividends in cash pursuant to Section 4(c).
“Mandatory Redemption Date” shall have the meaning set forth in Section 9(b).
“Mandatory Redemption Event” shall have the meaning set forth in Section 9(a).
“Mandatory Redemption Offer” shall have the meaning set forth in Section 9(b).
“Market Disruption Event” means (i) a failure by the Relevant Stock Exchange to open for trading during its regular trading session; or (ii) the occurrence or existence, prior to 1:00 p.m., New York City time, on any Scheduled Trading Day for the Common Stock, for more than a one half‑hour period in the aggregate during regular trading hours, of any suspension or limitation imposed on trading (by reason of movements in price exceeding limits permitted by the Relevant Stock Exchange or otherwise) in the Common Stock.
“Master Equity Agreement” shall mean that certain Master Equity Agreement dated April [__], 2024 among the Corporation and certain Holders, as amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Master Equity Group Member” means any holder of Common Stock who is a signatory to the Master Equity Agreement and is not otherwise a Defaulting Holder (as defined in the Master Equity Agreement).
“Master Equity Member Majority in Interest” shall mean the holders of a majority of the Common Stock held by all Master Equity Group Members.
“Material Terms” shall have the meaning set forth in Section 6(f).
“New Securities” has the meaning set forth in Section 6(e).
“Offer” has the meaning set forth in Section 6(e).
“Offeree” has the meaning set forth in Section 6(e).
“Offer Notice” has the meaning set forth in Section 6(e).
“Officer” means the Chairman, any Vice Chairman, any Chief Executive Officer, the Chief Administrative Officer, the Treasurer, any Vice President, any Assistant Treasurer, the Principal Accounting Officer, the Chief Financial Officer, the Chief Accounting Officer, the Chief Operating Officer, the General Counsel, the Secretary or any Assistant Secretary of the Corporation, as the case may be.
“Open of Business” means 9:00 a.m., New York City time.
“Parity Stock” means any class or series of capital stock of the Corporation the terms of which expressly provide that such class or series shall rank on parity with the Series A Preferred Stock as to dividend rights and/or distribution rights upon the Corporation’s liquidation, winding‑up or dissolution.
“Permitted Encumbrance” means encumbrances for taxes, assessments and other governmental charges not yet due and payable, that are being contested in good faith and for which appropriate reserves have been established.
“Person” means any individual, partnership, firm, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.
“Plan” means the First Amended Joint Chapter 11 Plan of Invacare Corporation and its Debtor Affiliates confirmed by the Bankruptcy Court in the Confirmation Order.
“Preferred Stock” shall have the meaning set forth in Section 1 of this Certificate of Designations.
“Pro Rata Portion” shall mean with respect to a Debt Group Members, a fraction determined by dividing (x) the number of Series A Preferred Stock held by such Debt Group Member or its Related Funds on the Effective Date and (y) the total number of Series A Preferred Stock owned by all of the Exercising Group Members and their respective Related Funds as of the Effective Date.
“Redemption Date” means a Voluntary Redemption Date or a Mandatory Redemption Date, as applicable.
“Redemption Dividend Amount” means, as of a Redemption Date and in respect of each share of Series A Preferred Stock being redeemed on such Redemption Date, the Dividends accrued on the Liquidation Preference of such share, and not otherwise a part of the Liquidation Preference, from, and including, the last Dividend Payment Date immediately preceding such Redemption Date on which all Dividends then due were compounded or paid in cash to, but excluding, such Redemption Date.
“Redemption Notice” shall have the meaning set forth in Section 8(a).
“Register” means the records maintained by the Registrar reflecting ownership of the shares of Series A Preferred Stock issued in book-entry form pursuant to Section 19(a), or of the definitive stock certificates issued pursuant to Section 19(c).
“Registrar” initially means American Stock Transfer & Trust Company, LLC, the Corporation’s duly appointed registrar for the Series A Preferred Stock and any successor appointed under Section 14.
“Related Fund” means, with respect to a Backstop Party, any Affiliates (including at the institutional level) of such Backstop Party or any fund, account (including any separately managed accounts) or investment vehicle that is controlled, managed, advised or sub-advised by such Backstop Party, an Affiliate of such Backstop Party or by the same investment manager, advisor or subadvisor as such Backstop Party or an Affiliate of such Backstop Party. For purposes of this definition:
“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, such Person as of the date on which, or at any time during the period for which, the determination of affiliation is being made (including any Related Funds of such Person); provided that for purposes of this Certificate of Designations, no Backstop Party shall be deemed an Affiliate of the Company Parties or any of their Subsidiaries;
“Company Parties” means the Corporation, Intermediate HoldCo, Reorganized Invacare, Adaptive Switch Laboratories, Inc. a Texas corporation, and Freedom Designs, Inc., a California corporation;
“Subsidiary” means, with respect to any Person, any corporation, partnership, joint venture or other legal entity as to which such Person (either alone or through or together with any other subsidiary or Affiliate), (a) owns, directly or indirectly, more than fifty percent (50%) of the stock or other equity interests, (b) has the power to elect a majority of the board of directors or similar governing body thereof or (c) has the power to direct, or otherwise control, the business and policies thereof;
“Contract” means any legally binding agreement, contract or instrument, including any loan, note, bond, mortgage, indenture, guarantee, deed of trust, license, franchise, commitment, lease, franchise agreement, letter of intent, memorandum of understanding or other obligation, and any amendments thereto, whether written or oral, but excluding the Plan; and
the term “control” (including the correlative meanings of the terms “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of such Person, whether through the ownership of voting securities, by Contract or otherwise.
“Relevant Stock Exchange” means, as of any date, the principal U.S. national securities exchange on which the Common Stock is then listed.
“Reorganized Invacare” means Invacare Corporation, a corporation organized under the laws of Ohio, following its emergence from the voluntary bankruptcy proceedings commenced before the Bankruptcy Court on January 31, 2023.
“Reorganized Invacare Common Stock” means the common stock, without par value, of Reorganized Invacare.
“Reorganized Invacare Fundamental Change” means the consummation, at any time after the Effective Date, of (A) any transaction immediately following the consummation of which Reorganized Invacare ceases to be a Wholly-Owned Subsidiary of the Corporation; (B) the voluntary or involuntary liquidation, winding‑up or dissolution of Reorganized Invacare, (C) any consolidation, merger, binding share exchange, or other combination pursuant to which the Reorganized Invacare Common Stock will be converted into, or exchanged for, stock, other securities, or other property or assets (including cash), or a combination thereof, in each case after which Reorganized Invacare will no longer be a Wholly-Owned Subsidiary of the Corporation; or (D) any sale, lease, or other transfer or disposition in one transaction or a series of transactions of all or a material portion of the consolidated assets of Reorganized Invacare and its Subsidiaries, taken as a whole, to any Person other than the Corporation or any of the Corporation’s Wholly‑Owned Subsidiaries (a “material portion” of the consolidated assets of Reorganized Invacare and its Subsidiaries, taken as a whole shall include, without limitation, assets sold, leased or transferred which results in net proceeds in excess of $10,000,000).
“Reorganized Invacare Warrants” means those certain Warrants for Reorganized Invacare common stock issued by Reorganized Invacare pursuant to the Master Equity Agreement.
“Restricted Debt Transaction” shall have the meaning set forth in Section 6(f).
“Rights Offering” shall have the meaning set forth in the Plan.

“Scheduled Trading Day” means any day that is scheduled to be a Trading Day.
“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.
“Senior Stock” means each class or series of capital stock of the Corporation the terms of which expressly provide that such class or series shall rank senior to the Series A Preferred Stock as to dividend rights and/or distribution rights upon the Corporation’s liquidation, winding‑up or dissolution, including the Series B Preferred Stock.
“Series A Preferred Stock” shall have the meaning set forth in Section 1 of this Certificate of Designations.
“Series B Preferred Stock” means the series of Preferred Stock consisting of ___________ shares of Preferred Stock designated as the “Series B Preferred Stock”.
“Subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which equity interests representing more than 50.0% of the equity or more than 50.0% of the ordinary voting power or, in the case of a partnership, more than 50.0% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise controlled, by the parent or one or more Subsidiaries of the parent or by the parent and one or more Subsidiaries of the parent.
“Trading Day” means a day on which (i) there is no Market Disruption Event and (ii) trading in Common Stock generally occurs on the Relevant Stock Exchange; provided that if the Common Stock is not listed or admitted for trading, “Trading Day” means any Business Day.
“Transfer Agent” shall initially mean American Stock Transfer & Trust Company, LLC, the Corporation’s duly appointed transfer agent for the Series A Preferred Stock and any successor appointed under Section 14.
“Voluntary Conversion” shall have the meaning set forth in Section 10(a).
“Voluntary Redemption Date” shall have the meaning set forth in Section 8(a).
“VWAP” per share of Common Stock on any Trading Day means the per share volume‑weighted average price in respect of the period from the scheduled open of trading until the scheduled close of trading of the primary trading session on the Relevant Stock Exchange on such Trading Day; provided, that if such volume‑weighted average price is not available on any Trading Day, the market value per share of Common Stock on such Trading Day as determined by a nationally recognized independent investment banking firm retained by the Corporation for this purpose.

“Wholly-Owned Subsidiary” means, with respect to any Person, any Subsidiary of such Person, except that, solely for purposes of this definition, the reference to “more than 50%” in the definition of “Subsidiary” shall be deemed to be replaced by a reference to “100%”.
Section 4    Dividends.
(a)    Accrual. From and after the Effective Date, Holders of Series A Preferred Stock shall be entitled to receive cumulative dividends, accruing daily, at the Dividend Rate on the Liquidation Preference thereof (the “Dividends”); when, as, and if declared by the Board of Directors, the Corporation shall pay such Dividends out of funds lawfully available therefor. The Board of Directors shall not be required to declare any Dividends, and any declaration of a Dividends shall be solely at the discretion of the Board of Directors of the Corporation; provided, that prior to the Exit Indebtedness Termination Date no Dividends shall be declared by the Board.
(b)    Priority of Dividends. So long as any share of Series A Preferred Stock remains outstanding, no dividend or distribution shall be declared or paid on the Common Stock or any other class or series of Junior Stock. The foregoing limitation shall not apply to:
(i)    any dividend or distribution payable in shares of Common Stock or other Junior Stock, together with cash in lieu of any fractional share;
(ii)    purchases, redemptions or other acquisitions of Common Stock or other Junior Stock in connection with the administration in the ordinary course of business of any benefit or other incentive plan or employment contract, including (x) the forfeiture of unvested shares of restricted stock or share withholding or other acquisitions or surrender of shares to which the holder may otherwise be entitled upon exercise, delivery or vesting of equity awards (whether in payment of applicable taxes, the exercise price or otherwise), and (y) the payment of cash in lieu of fractional shares;
(iii)    purchases or deemed purchases or acquisitions of fractional interests in shares of any Common Stock or other Junior Stock pursuant to the conversion or exchange provisions of such shares of other Junior Stock or any securities exchangeable for or convertible into shares of Common Stock or other Junior Stock;
(iv)    any dividends or distributions of rights or Common Stock or other Junior Stock in connection with a stockholders’ rights plan or any redemption or repurchase of rights pursuant to any stockholders’ rights plan; and
(v)    the exchange or conversion of Junior Stock for or into other Junior Stock or of Parity Stock for or into other Parity Stock (with the same or lesser aggregate liquidation preference) or Junior Stock and the payment of cash in lieu of fractional shares.
(c)    Method of Payment of Dividends.

(i)    Dividends shall be payable quarterly and shall compound quarterly and accrue, whether or not earned or declared, from the most recent date on which Dividends have been paid, or, if no Dividends have been paid, from the Effective Date.
(ii)    If a Dividend is declared by the Board of Directors, then such Dividend shall be paid in cash.
(iii)    If a cash dividend is not declared and paid in cash on a Dividend Payment Date, then in full discharge of any accrual of cash dividends for the corresponding Dividend Accrual Period, the Liquidation Preference of each outstanding share of Series A Preferred Stock, regardless of its date of issue, shall automatically increase on such Dividend Payment Date, pursuant to clause (a) or clause (b), as applicable, of the “Liquidation Preference” definition, by an amount equal to the Dividend Rate multiplied by the Liquidation Preference in effect immediately after the immediately prior Dividend Payment Date (or the Effective Date in respect of the first Dividend period).
Section 5    Liquidation, Dissolution or Winding‑Up.
(a)    In the event of any voluntary or involuntary liquidation, winding‑up or dissolution of the Corporation, or if a Deemed Liquidation Event shall occur, each Holder shall be entitled to receive, out of the assets of the Corporation legally available for distribution to its stockholders, on the date (the “Final Distribution Date”) fixed for this purpose by the Corporation, which in the case of the occurrence of a Deemed Liquidation Event shall be no later than 20 Business Days following such occurrence, in respect of each share of Series A Preferred Stock owned by such Holder:
(i)    after satisfaction of debt and other liabilities owed to the Corporation’s creditors, holders of shares of any Senior Stock, holders of shares of Series B Preferred Stock and holders of shares of Intermediate HoldCo Preferred Stock but before any payment or distribution is made to holders of any Junior Stock, including the Common Stock, an amount equal to the Liquidation Preference at the time in effect, together with Dividends thereon, from, and including, the last Dividend Payment Date immediately preceding the Final Distribution Date on which all Dividends then due were compounded or paid in cash to, but excluding, the Final Distribution Date (such Dividends amount, the “Liquidation Dividend Amount”); and
(ii)    simultaneously with the distribution made to the holders of Common Stock, if any, ratably with such holders, an amount equal to the positive difference, if any, between (a) the fair market value (as determined in good faith by the Board of Directors) of all cash and other distributions to be received on a per-share basis by the holders of Preferred Stock in respect of the Common Stock that would have been received on conversion had such Preferred Stock been converted to Common Stock immediately prior to the record date for such distribution in accordance with Section 10, and (b) the amount received in respect of the Liquidation Preference at the time in effect pursuant to the immediately preceding paragraph.
(b)    If, upon the voluntary or involuntary liquidation, winding‑up or dissolution of the Corporation, the amounts payable with respect to (1) the Liquidation Preference plus the Liquidation Dividend Amount on the shares of the Series A Preferred Stock and (2) the liquidation preference of, and the amount of accrued and unpaid dividends (to, but excluding, the date fixed for liquidation, winding up or dissolution) on, all Parity Stock, if applicable, are not paid in full, the Holders and all holders of any such Parity Stock shall share equally and ratably in any distribution of the Corporation’s assets in proportion to their respective liquidation preferences and amounts equal to the accrued and unpaid dividends to which they are entitled.
(c)    After the payment to any Holder of the aggregate amounts set forth in Section 5(a) above, such Holder as such shall have no right or claim to any of the remaining assets of the Corporation.
Section 6    Covenants.
(a)    As long as any shares of Series A Preferred Stock remain outstanding, the Corporation shall, unless consented to by holders of a majority of the outstanding shares of Series A Preferred Stock and Series B Preferred Stock, voting together as a single class:
(i)    provide the Holders with, (1) as soon as available, and in any event within one hundred twenty (120) days after the end of each fiscal year, audited consolidated balance sheets of the Corporation and any Corporation Subsidiaries as at the end of each such fiscal year and audited consolidated statements of income and cash flows for such year and (2) as soon as available, and in any event within sixty (60) days after the end of each quarterly accounting period in each fiscal year (other than the last fiscal quarter of the fiscal year), unaudited consolidated balance sheets of the Corporation and Corporation Subsidiaries as at the end of each such fiscal quarter and unaudited consolidated statements of income and cash flows for such fiscal quarter. The foregoing notwithstanding, the Corporation shall not be required to provide the Holders with (i) unaudited quarterly financial statements for the quarters ended June 30, 2023 and September 30, 2023 or (ii) audited financial statements for the year ended December 31, 2023 until June 30, 2024;
(ii)    upon receipt of written request from Holders of at least 10% of all shares of Series A Preferred Stock and Series B Preferred Stock, taken together as a single class, at the time issued and outstanding, make available to the Holders one or more representatives of the senior management of the Corporation to discuss with the Holders, via secured video conference or similar telecommunications means, the business and affairs of the Corporation and such other matters as shall be identified in the request to the Corporation; provided, that without the prior written consent of the Corporation, the rights contemplated in this paragraph shall not be exercised more than once per fiscal quarter of the Corporation; and provided, further, that the eligibility of one or more Persons to submit a request pursuant to this Section 6(a)(ii) shall be conclusively presumed if they can demonstrate their ownership of the requisite number of shares of Series A Preferred Stock pursuant to Rule 14a-8 under the Exchange Act (as amended from time to time or any successor rule or regulation) or as otherwise provided in the Bylaws of the Corporation;
(iii)    ensure that each of Reorganized Invacare and Intermediate HoldCo remains, at all times, a direct, Wholly-Owned Subsidiary of the Corporation (other than as a result of the issuance of the Intermediate HoldCo Preferred Stock or the issuance or exercise of the Intermediate HoldCo Warrants or the Reorganized Invacare Warrants, respectively);
(iv)    not create, nor authorize the creation of, nor issue or obligate itself to issue shares of Preferred Stock other than the issuance of shares of Series B Preferred Stock pursuant to the terms of and in accordance with the Master Equity Agreement;
(v)    ensure that substantially all operations within North America are conducted solely through Subsidiaries that are directly or indirectly owned by Reorganized Invacare, and substantially all operations outside of North America are conducted solely through Subsidiaries that are directly or indirectly owned by Intermediate HoldCo; and
(vi)    not, and shall cause Intermediate HoldCo not to, conduct, transact or otherwise engage in any business or operations, in each case, other than (1) the ownership of capital stock of Intermediate HoldCo and Reorganized Invacare (in the case of the Corporation), and of such Subsidiaries and other affiliates; (2) the performance of its respective obligations under its organizational documents, and the compliance with all laws, rules, regulations, orders, judgements, decrees, or permits applicable to it; (3) the participation in tax, accounting, cash management, cash pooling, transfer pricing, cost-sharing arrangements and other administrative matters related to it or any of its Subsidiaries; (4) the activities described in Section 6.06(a)(iv) and (v) of the Exit Term Loan Agreement, as in effect on the date hereof; (5) defend or exercise its rights, and discharge its obligations under, the Exit Secured Convertible Notes, the Exit Secured Convertible Tranche I Notes Indenture, and the Exit Secured Convertible Tranche II Notes Indenture; (6) incurring fees, costs and expenses relating to overhead and general operating including professional fees for legal, tax and accounting issues and paying taxes, providing indemnification for its current and former officers, directors, members of management, managers, employees and advisors or consultants; and (7) activities incidental to the businesses or activities described in the foregoing clauses.
Notwithstanding the foregoing or anything to the contrary herein, in the event that at any point the Master Equity Group Members hold less than a majority of all outstanding shares of Series A Preferred Stock and Series B Preferred Stock, together as a single class, then the provisions of this Section 6(a) shall automatically be null and void, other than Section 6(a)(i).
(b)    For so long as any Series B Preferred Stock is outstanding, the Corporation shall not, without the consent of the holders of at least a majority of the outstanding shares of Series A Preferred Stock and Series B Preferred Stock, voting together as a single class:
(i)    make any cash payment with respect to any share of Series A Preferred Stock, including pursuant to Section 4, Section 8 or Section 9 hereof; and
(ii)    make any payment with respect to any shares of capital stock of Intermediate HoldCo or Reorganized Invacare.
(c)    The Corporation will use commercially reasonable efforts to ensure that, to the extent permitted by the Depositary, each of the shares of the Series A Preferred Stock and the Common Stock issuable upon the conversion of the Series A Preferred Stock are eligible for clearance and settlement through the facilities of the Depositary.
(d)    Notwithstanding anything to the contrary in this Certificate of Designations, for U.S. federal and other applicable state and local income tax purposes, it is intended that (i) the Series A Preferred Stock will not be treated as “preferred stock” within the meaning of Section 305(b)(4) of the Code and Treasury Regulations Section 1.305-5(a); and (ii) no Holder will be required to include in income any amounts in respect of the Series A Preferred Stock by operation of Section 305(b) or (c) of the Code. The Corporation will, and will cause its Subsidiaries and agents to, report consistently with, and take no positions or actions inconsistent with, the foregoing treatment (including by way of withholding) unless otherwise required by a determination within the meaning of Section 1313(a) of the Code.
(e)    If at any time prior to the second anniversary of the Effective Date, the Corporation or any of its Subsidiaries offers to issue or sell, or to enter into any agreement providing for the issuance or sale (contingent or otherwise) which is not prohibited by this Certificate of Designations (each, an “Offer”) of, any capital stock or securities convertible into capital stock of the Corporation (“New Securities”) to any Person (“Offeree”), the Corporation shall offer to sell to each Exit Lender that is an “accredited investor,” as defined in Rule 501(a) of Regulation D of the Securities Act (each, an “Entitled Stockholder”), on the terms set forth in this Section 6(e) a portion of such New Securities equal to (i) the number of such New Securities being offered to such Offeree multiplied by (ii) a fraction (A) the numerator of which is the aggregate number of outstanding shares of Series A Preferred Stock and Series B Preferred Stock

held by such Entitled Stockholder (which for purposes hereof shall include shares held by a depository, broker, financial advisor and/or other nominee for such stockholder) and (B) the denominator of which is the aggregate number of outstanding shares of Series A Preferred Stock and Series B Preferred Stock held by all Entitled Stockholders; provided that if the Corporation requires an Offeree to also purchase other equity securities or debt securities of the Corporation or any of its subsidiaries, any Entitled Stockholder shall also, as a condition to the exercise of such stockholder’s preemptive rights pursuant to this Section 6(e), be required to purchase the same class and type of securities of the Corporation or its subsidiaries on the same terms and conditions; and provided, further, that the term New Securities shall not include securities issued, or to be issued, (A) in a bona fide underwritten public offering having an aggregate offering price of at least $50,000,000; and (B) in transactions not of a capital-raising nature such as, for example, (i) securities issued to employees, officers or directors pursuant to compensation plans, agreements or other arrangements, (ii) securities issued to sellers of assets or entities acquired by the Corporation or any Subsidiary, whether by merger, asset purchase, reorganization or other transaction the primary purpose of which is not to provide financing to the Corporation or its Subsidiaries, or (iii) securities issued as “equity kickers” to unaffiliated parties providing financing to the Corporation or its Subsidiaries.
    The Corporation shall deliver to each Entitled Stockholder a notice (the “Offer Notice”), describing in reasonable detail the New Securities being offered, the proposed purchase price thereof (which may be a price range), the expected use of proceeds thereof, the payment terms and conditions and the maximum amount and percentage of the offering such Entitled Stockholder is entitled to purchase.
    In order to exercise its purchase rights hereunder, an Entitled Stockholder must, within 10 Business Days after delivery of the Offer Notice, deliver a written notice to the Corporation stating the exercise of such purchase right and the quantity or percentage of New Securities to be purchased by such Entitled Stockholder, which quantity or percentage may be all or any portion of the amount to which such Entitled Stockholder is entitled pursuant to this Section 6(e).
    In the event any Entitled Stockholder fails to exercise its rights under this Section 6(e) with respect to any particular New Securities within such 10-Business Day period, the Corporation shall have 180 days thereafter to sell such New Securities, at a price not more favorable and upon general terms not materially more favorable to the purchaser of such New Securities than as specified in the Offer Notice. Any New Securities that are not sold within such 180-day period shall not thereafter be issued or sold without first being reoffered to the Entitled Stockholders pursuant to this Section 6(e).
    Notwithstanding anything to the contrary set forth in this Section 6(e), the Corporation may comply with the provisions of this Section 6(e) by first selling to an Offeree, subject to the conditions contained in the following sentence, all of the New Securities contemplated to be issued and sold by the Corporation in an Offer and promptly thereafter offering to sell to the Entitled Stockholders the number of such New Securities such Entitled Stockholders are entitled to purchase pursuant to this Section 6(e). In the event that any Entitled Stockholder purchases securities from the Corporation pursuant to this Section 6(e), upon the request of the Board of Directors, the Offeree may, in its discretion, sell to the Corporation for a price per share of Common Stock or other equity security or debt security equal to the original cost thereof, the same number and class of shares of Common Stock or other equity security or debt security acquired by the Offeree that are purchased by such Person(s) exercising their rights under this Section 6(e); provided that in the event the Offeree elects not to sell such securities back to the Corporation pursuant to this sentence, each Person exercising their rights under this Section 6(e) shall be entitled to purchase an amount of additional New Securities from the Corporation so that such Person’s Percentage Ownership vis-à-vis such Offeree is the same as it would have been had the Offeree sold such shares of Common Stock or other equity securities or debt securities back to the Corporation pursuant to this sentence.
In the event that the participation in the Offer by an Entitled Stockholder would require under applicable law the registration or qualification of such securities or of any Person as a broker or dealer or agent with respect to such securities, such Entitled Stockholder shall not have the right to participate in the Offer. Without limiting the generality of the foregoing, it is understood and agreed that neither the Corporation nor any Subsidiary shall be under any obligation to effect a registration of such securities under the Securities Act or similar state statutes.
Notwithstanding the foregoing or anything to the contrary herein, the provisions of this Section 6(e) shall not apply to any Offer of New Securities made pursuant to, as a result of or related to the ABL Credit Agreement, the Master Equity Agreement or the transactions contemplated thereby.
(f)    If at any time prior to September 30, 2024, the Corporation or any of its Subsidiaries, offer to enter into any agreement, negotiate with, or consummate any transaction that would result in the Company or any of its Subsidiaries incurring Debt (a “Restricted Debt Transaction”), the Corporation shall offer to each Debt Group Member the right to participate in such Restricted Debt Transaction and fund such Debt Group Member’s Pro Rata Portion the aggregate principal amount of such Restricted Debt Transaction on the terms set forth in this Section 6(f).
(i)    If the Corporation or any of its Subsidiaries wishes to enter into any agreement or consummate a Restricted Debt Transaction, the Corporation shall deliver to each Debt Group Member a prior written notice (the “Debt Offer Notice”) describing the material financial and other terms and conditions of such offer (the “Material Terms”), including, without limitation and as applicable, the principal, maturity date, interest rates, collateral, default provisions, guarantors premiums and prepayment penalties and each Debt Group Member’s Pro Rata Portion of the aggregate principal amount of such Restricted Debt Transaction.
(ii)    In order to exercise its funding rights hereunder, a Debt Group Member must, within 5 Business Days after delivery of the Debt Offer Notice (the “Exercise Period”), deliver a written notice to the Corporation stating that the Debt Group Member exercises its participation and funding right and the amount such Debt Group Member, or any of its Related Funds, shall fund in accordance with the Material Terms, which amount shall be all or any portion of the Debt Group

Member’s Pro Rata Portion for such Restricted Debt Transaction (an “Exercising Group Member”).
(iii)    In the event that any Debt Group Member fails to exercise its rights under this Section 6(f) with respect to any particular Restricted Debt Transaction within the Exercise Period (a “Declining Group Member”), the Corporation or its applicable Subsidiary may consummate the Restricted Debt Offer on Material Terms that are the same or more favorable to the Corporation or its applicable Subsidiary as the Material Terms set forth in the Debt Offer with any third party funding any Declining Members’ Pro Rata Portion of the Restricted Debt Transaction or any portion of the Restricted Debt Transaction not otherwise funded by Exercising Group Members. If such Restricted Debt Transaction is not consummated within such 20 day period, the terms and conditions of this Section 6(f) will again apply and Corporation shall not, and shall not permit any Subsidiary of the Corporation to enter into any Restricted Debt Transaction without affording all of the Debt Group Members the right to participate in such Restricted Debt Transaction on the terms and conditions of this Section 6(f).
Section 7    Voting Power.
(a)    General. Except as otherwise provided by law, the Charter, or this Certificate of Designations, each Holder shall be entitled to cast, voting together as a single class with the holders of Series B Preferred Stock and Common Stock as a single class, with respect to any matter subject to the approval of holders of the Common Stock, a number of votes and fractions thereof equal to the number of shares of Common Stock and fractions thereof into which each share of Series A Preferred Stock held by such Holder could have been converted on the record date for the determination of the holders of Common Stock entitled to vote thereon. Except as otherwise provided by law, the Charter or this Certificate of Designations, each Holder shall be entitled to provide, acting together with the holders of Series B Preferred Stock and Common Stock as a single class, in connection with any matter submitted to the written consent of the holders of Common Stock, written consent with respect of the number of shares of Common Stock and fractions thereof into which each share of Series A Preferred Stock held by such Holder could have been converted on the record or other date used for the determination of the holders of Common Stock entitled to provide written consent thereon.
(b)    Other Voting Powers. To the extent not otherwise contemplated by or permitted under the Master Equity Agreement, so long as any shares of Series A Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote or consent of the holders of record of at least a majority of the outstanding shares of Series A Preferred Stock and Series B

Preferred Stock, voting together as a single class, given in person or by proxy, either in writing without a meeting or by vote at an annual or special meeting of stockholders:
(i)    amend or alter the provisions of the Charter so as to authorize or create, or increase the authorized number of, any class or series of capital stock of the Corporation which would be Senior Stock or Parity Stock;
(ii)    amend, alter or repeal any provision of the Charter, this Certificate of Designations, or the Bylaws so as to increase the authorized number of shares of Series A Preferred Stock, or to adversely affect the powers, preferences and rights, and the qualifications, limitations or restrictions thereto, of the Series A Preferred Stock, or the obligations of the Corporation to the Holders thereunder or hereunder;
(iii)    issue, following the Effective Date, any shares of capital stock of the Corporation other than Common Stock;
(iv)    sell, transfer, pledge, or otherwise dispose of any securities issued by Intermediate HoldCo or Reorganized Invacare;
(v)    allow the issuance of any capital stock by Intermediate HoldCo or Reorganized Invacare to any Person other than the Corporation;
(vi)    consummate, allow to become effective, or approve the consummation of a Deemed Liquidation Event;
(vii)    authorize or allow to become effective an Intermediate HoldCo Fundamental Change or a Reorganized Invacare Fundamental Change; or
(viii)    take any action to liquidate, dissolve or wind up the Corporation.
(c)    Any action required or permitted to be taken at any annual meeting or special meeting of the Holders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing or by electronic transmission, setting forth the action so taken, is or are signed by the Holders of outstanding shares of Series A Preferred Stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all holders of shares of Series A Preferred Stock entitled to vote thereon were present and voted.
(d)     The rules and procedures for calling and conducting any meeting of the Holders (including, without limitation, the fixing of a record date in connection therewith), the solicitation and use of proxies at such a meeting, the obtaining of written consents and any other procedural aspect or matter with regard to such a meeting or such consents shall be governed by any rules the Board of Directors, in its discretion, may adopt from time to time, which rules and procedures shall conform to the requirements of the Charter, the Bylaws, applicable law, and the rules of any national securities exchange or other trading facility on which the Series A Preferred Stock is listed or traded at the time.
(e)    Notwithstanding the foregoing or anything to the contrary herein, in the event that at any point the Master Equity Group Members hold less than a majority of all outstanding shares of Series A Preferred Stock and Series B Preferred Stock, together as a single class, then the provisions of Section 7(a) through Section 7(e) shall automatically be null and void and the except as otherwise required by applicable law, the Charter, or this Certificate of Designations, holders of Series A Preferred Stock shall not be entitled to any vote on matters submitted to the Corporation’s stockholders for approval. In any case in which the holders of the Series A Preferred Stock shall be entitled to vote pursuant to applicable law, the Charter, or this Certificate of Designation, each holder of Series A Preferred Stock shall be entitled to cast with the holders of Series B Preferred Stock and Common Stock, voting together as a single class; a number of votes and fractions thereof equal to the number of shares of Common Stock and fractions thereof into which each share of Series A Preferred Stock held by such Holder could have been converted on the record date for the determination of the holders of Common Stock entitled to vote thereon. In any case in which the holders of the Series A Preferred Stock shall be entitled to vote pursuant to applicable law, the Charter, or this Certificate of Designation, each Holder shall be entitled to provide, acting together with the holders of Series B Preferred Stock and Common Stock as a single class, written consent with respect of the number of shares of Common Stock and fractions thereof into which each share of Series A Preferred Stock held by such Holder could have been converted on the record or other date used for the determination of the holders of Common Stock entitled to provide written consent thereon.
Section 8    Redemption at the Election of the Company.
(a)    Following the occurrence of the Exit Indebtedness Termination Date and after redemption of all Series B Preferred Stock and all Intermediate Holdco Preferred Stock, the Corporation shall have the right, at any time and from time to time, to call for redemption all or some of the shares of Series A Preferred Stock at the time outstanding, by written notice (a “Redemption Notice”) sent to the Holders not less than 20 and not more than 35 calendar days prior to the date designated by the Corporation for such redemption (each such date, a “Voluntary Redemption Date”).
(b)    The Redemption Notice shall identify the shares of Series A Preferred Stock to be redeemed and shall state:
(i)    that Holders have the right to convert the shares of Series A Preferred Stock called for redemption, and the Conversion Price then in effect;
(ii)    the Voluntary Redemption Date;
(iii)    that any definitive stock certificates evidencing shares of Series A Preferred Stock being redeemed must be presented and surrendered to the

Registrar and Transfer Agent to receive the amounts due in connection with such redemption;
(iv)    the name and address of the Registrar and Transfer Agent;
(v)    that Holders who wish to convert shares of Series A Preferred Stock must exercise their right to do so in the form prescribed by Section 10(b) prior to 5:00 p.m., New York City time, on the Trading Day immediately preceding the Voluntary Redemption Date; and
(vi)    that, unless the Corporation defaults on the payment of the amounts specified in Section 8(c) below, Dividends in respect of all shares of Series A Preferred Stock called for redemption shall cease to accrue on the Voluntary Redemption Date.
If some of the shares of Series A Preferred Stock to be redeemed are represented by a Global Certificate, the Corporation shall modify such notice to the extent necessary to accord with the procedures of the Depositary applicable to redemptions.
The Redemption Notice may, at the Corporation’s discretion, state that any such redemption is subject to the satisfaction of one or more conditions precedent.
(c)    On the Voluntary Redemption Date, the Corporation shall pay to each Holder of shares to be redeemed on such date, per each share of Series A Preferred Stock being so redeemed, an amount equal to the Liquidation Preference at the time in effect, together with the corresponding Redemption Dividend Amount accrued thereon. After the payment to such Holder of the aggregate amount of the Liquidation Preference at the time in effect and the Redemption Dividend Amount corresponding to all of such Holder’s shares of Series A Preferred Stock being redeemed, such Holder shall have no rights or claims to any remaining assets of the Corporation with respect to such shares.
(d)    The delivery of a notice of redemption by the Corporation pursuant to Section 8(a) above shall not impair the Holders’ right to convert their respective shares of Series A Preferred Stock as provided in Section 10 below.
(e)    Any shares of Series A Preferred Stock that are redeemed pursuant to this Section 8 or pursuant to Section 9 shall be cancelled and may not be re-issued or included in authorized Series A Preferred Stock.

Section 9    Mandatory Redemption Offer.
(a)    The provisions of this Section shall apply upon the occurrence, after the Exit Indebtedness Termination Date and after redemption of all Series B Preferred Stock and

Intermediate HoldCo Preferred Stock,, of any of the following (each, a “Mandatory Redemption Event”):
(i)    a Change of Control;
(ii)    an Intermediate HoldCo Fundamental Change; or
(iii)    a Reorganized Invacare Fundamental Change.
(b)    Upon the occurrence of a Mandatory Redemption Event, the Corporation shall promptly, and in no event more than five Business Days from the date of such occurrence, either (i) call for redemption pursuant to Section 8 all outstanding shares of Series A Preferred Stock and send to all Holders a Redemption Notice as provided therein, or (ii) make a written offer to all Holders (the “Mandatory Redemption Offer”) to redeem all of the issued and outstanding shares of Series A Preferred Stock on a date selected by the Corporation (such date, the “Mandatory Redemption Date”) that shall be not earlier than 20 and no more than 35 calendar days after the date the offer is delivered to the Holders. The Mandatory Redemption Offer shall specify:
(i)    the nature of the Mandatory Redemption Event occurred;
(ii)    the date of the Mandatory Redemption Event;
(iii)    the Mandatory Redemption Date;
(iv)    the last date on which a Holder may accept the Corporation’s offer to redeemed the shares of Series A Preferred Stock;
(v)    that any definitive stock certificates evidencing shares of Series A Preferred Stock being redeemed must be presented and surrendered to the Registrar and Transfer Agent to receive the amounts due in connection with such redemption;
(vi)    the name and address of the Registrar and Transfer Agent; and
(vii)    that, unless the Corporation defaults on the payment of the amounts specified in Section 9(d) below, Dividends in respect of all shares of Series A Preferred Stock tendered for redemption shall cease to accrue on the Mandatory Redemption Date.
If some of the shares of Series A Preferred Stock to be redeemed are represented by a Global Certificate, the Corporation shall modify such notice to the extent necessary to accord with the procedures of the Depositary applicable to redemptions.
(c)    Should the funds legally available to the Corporation for the redemption of the Series A Preferred Stock not be sufficient to pay to all Holders all amounts due pursuant to Section 9(d) below in respect of all shares of Series A Preferred Stock at the time outstanding, the Mandatory Redemption Offer shall (i) indicate the total amount of funds legally available to the Corporation for redemptions of the Series A Preferred Stock, (ii) include an explanation of how such amount was determined, and (iii) set forth the method, or methods, of how the funds will be allocated among Holders, in the event the total number of shares of Series A Preferred Stock tendered for redemption exceeds the funds the Corporation has legally available for that purpose; provided, that any such method shall ensure that each share selected for redemption is redeemed in full.
(d)    On the Mandatory Redemption Date, the Corporation shall pay to each Holder of shares of Series A Preferred Stock being redeemed, in respect of each such share, an amount equal to the Liquidation Preference at the time in effect, together with the corresponding Redemption Dividend Amount accrued thereon.
(e)    After the payment by the Corporation to the respective Holder of the aggregate amount of the Liquidation Preference at the time in effect and the corresponding Redemption Dividend Amount in respect of each share of Series A Preferred Stock being redeemed, such Holder shall have no rights or claims to any remaining assets of the Corporation with respect to such share.
(f)    Following each Mandatory Redemption Date on which the Corporation is unable to redeem all shares of Series A Preferred Stock timely tendered for redemption due to the insufficiency of funds legally available for that purpose, the Corporation shall be required to send to the Holders additional Mandatory Redemption Offers within 20 Business Days from each date on which the Corporation shall receive additional payments or proceeds from the transaction or occurrence that constituted the original Mandatory Redemption Event from which such Mandatory Redemption Date arose, provided that at least $10,000,000.00 (or such lesser amount as the Board of Directors may determine in its discretion) are legally available to pay for additional redemptions of Series A Preferred Stock.
(g)    The delivery of a Mandatory Redemption Offer by the Corporation as provided above shall not impair the Holders’ right to convert their respective shares of Series A Preferred Stock as provided in Section 10 below.
(h)    In connection with any redemption of Series A Preferred Stock pursuant to this Section 9, the Corporation shall (i) comply with the provisions of Rule 13e-4, Rule 14e-1 (or any successor provision) and any other tender offer rules under the Exchange Act that may then be applicable; and (ii) otherwise comply with all federal and state securities laws. To the extent that the provisions of any securities laws or regulations conflict with the provisions of this Section 9, the Corporation’s compliance with such laws and regulations shall not in and of itself cause a breach of its obligations under this Section 9.
(i)    For the avoidance of doubt, the Corporation may waive the provisions of this Section 9, including the occurrence of a Mandatory Redemption Event, and all rights, preferences and privileges with respect thereto, for all Holders with the applicable approvals or consents set forth in Section 18.

Section 10    Voluntary Conversion at the Option of the Holder.
(a)    Subject to satisfaction of the conversion procedures set forth below, the Holders shall have the option to convert (a “Voluntary Conversion”), at any time on or after the Free Convertibility Date, a share of Series A Preferred Stock into a number of shares of Common Stock equal to the quotient obtained by dividing (x) the Liquidation Preference as of the calendar day immediately preceding the Conversion Date, into (y) the Conversion Price in effect on the Conversion Date.
(b)    To effect a Voluntary Conversion, a Holder must:
(i)    complete and manually sign the conversion notice on the back of the Series A Preferred Stock certificate or a facsimile of such conversion notice;
(ii)    deliver the completed conversion notice and the certificated shares of Series A Preferred Stock to be converted to the Conversion and Dividend Disbursing Agent;
(iii)    if required, furnish appropriate endorsements and transfer documents; and
(iv)    if required, pay all transfer or similar taxes or duties, if any.
Notwithstanding the foregoing, to effect a Voluntary Conversion of shares of Series A Preferred Stock held in global form, the Holder must, in lieu of the foregoing, comply with the applicable procedures of DTC (or any other Depositary for the shares of Series A Preferred Stock held in global form appointed by the Corporation).

The Voluntary Conversion shall be effective on the date on which a Holder has satisfied the foregoing requirements, to the extent applicable (“Conversion Date”).

Subject to any applicable rules and procedures of the Depositary, if more than one share of the Series A Preferred Stock is surrendered for conversion at one time by or for the same Holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of the Series A Preferred Stock so surrendered.

A Holder shall not be required to pay any transfer or similar taxes or duties relating to the issuance or delivery of Common Stock upon conversion, but such Holder shall be required to pay any tax or duty that may be payable relating to any transfer involved in the issuance or delivery of Common Stock in a name other than the name of such Holder.

A certificate representing the shares of Common Stock issuable upon conversion shall be issued and delivered to the converting Holder or, if the Series A Preferred Stock being converted are in book‑entry form, the shares of Common Stock issuable upon conversion shall be delivered to the converting Holder through book‑entry transfer through the facilities of the Depositary, to the extent permitted by the Depositary, in each case, together with delivery by the Corporation to the converting Holder of any cash to which the converting Holder is entitled, only after all applicable taxes and duties, if any, payable by such converting Holder have been paid in full, and such shares and cash will be delivered on the latest of (i) the second Business Day immediately succeeding the Conversion Date, and (ii) the Business Day after the Holder has paid in full all applicable taxes and duties, if any.

The Person or Persons entitled to receive the shares of Common Stock issuable upon a Voluntary Conversion shall be treated for all purposes as the record holder(s) of such shares of Common Stock as of the Close of Business on the applicable Conversion Date. Prior to the Close of Business on such applicable Conversion Date, the shares of Common Stock issuable upon conversion of any shares of Series A Preferred Stock shall not be deemed to be outstanding for any purpose, and Holders shall have no rights, powers or preferences with respect to such shares of Common Stock, including voting powers, rights to respond to tender offers for the Common Stock and rights to receive any dividends or other distributions on the Common Stock, by virtue of holding shares of Series A Preferred Stock.

In the event that a Voluntary Conversion is effected with respect to shares of Series A Preferred Stock representing less than all the shares of the Series A Preferred Stock held by a Holder, upon such Voluntary Conversion, as applicable, the Corporation shall execute and instruct the Transfer Agent and Registrar to countersign and deliver to the Holder thereof, at the expense of the Corporation, a certificate evidencing the shares of Series A Preferred Stock as to which Voluntary Conversion was not effected, or, if such Holder’s Series A Preferred Stock is held in book‑entry form, the Corporation shall cause the Transfer Agent and Registrar to reduce the number of shares of the Series A Preferred Stock represented by the global certificate by making a notation on Schedule I attached to such global certificate, or otherwise notate such reduction in the Register maintained by such Transfer Agent and Registrar.

(c)    In the event that a Holder shall not by written notice designate the name in which shares of Common Stock to be issued upon conversion of such Series A Preferred Stock should be registered or, if applicable, the address to which the certificate or certificates representing such shares of Common Stock should be sent, the Corporation shall be entitled to register such shares, and make such payment, in the name of the Holder as shown on the records of the Corporation and, if applicable, to send the certificate or certificates representing such shares of Common Stock to the address of such Holder shown on the records of the Corporation.
(d)    If the Corporation has a shareholder rights plan in effect upon a conversion of shares of Series A Preferred Stock, each share of Common Stock issued upon such conversion shall be entitled to receive the appropriate number of rights, if any, and the certificates or book entries representing the shares of Common Stock issued upon such conversion shall bear such legends, if any, in each case as may be provided by the terms of any such shareholder rights plan, as the same may be amended from time to time. However, if, prior to a conversion of Series A Preferred Stock, the rights have separated from the shares of Common Stock in accordance with the provisions of the applicable shareholder rights plan, the provisions of Section 13(a)(ii) shall apply to such separated rights.

Section 11    Reservation of Common Stock.
(a)    The Corporation shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for issuance upon the conversion of shares of Series A Preferred Stock as herein provided, free from any preemptive or other similar rights, a number of shares of Common Stock equal to the maximum number of shares of Common Stock deliverable upon conversion of all shares of Series A Preferred Stock (which shall initially equal 98,067,027 shares of Common Stock). For purposes of this Section 11(a), the number of shares of Common Stock that shall be deliverable upon the conversion of all outstanding shares of Series A Preferred Stock shall be computed as if at the time of computation all such outstanding shares were held by a single Holder.
(b)    Notwithstanding the foregoing, the Corporation shall be entitled to deliver upon conversion of shares of Series A Preferred Stock or as payment of any dividend on such shares of Series A Preferred Stock, as herein provided, shares of Common Stock reacquired and held in the treasury of the Corporation (in lieu of the issuance of authorized and unissued shares of Common Stock), so long as any such treasury shares are free and clear of all liens, charges, security interests or encumbrances (other than liens, charges, security interests and other encumbrances created by the Holders).
(c)    All shares of Common Stock delivered upon conversion or redemption of, or as payment of a dividend on, the Series A Preferred Stock shall be duly authorized, validly issued, fully paid and non‑assessable, free and clear of all liens, claims, security interests and other encumbrances (other than liens, charges, security interests and other encumbrances created by the Holders) and free of preemptive rights.
(d)    The Corporation hereby covenants and agrees that, if at any time the Common Stock shall be listed on any national securities exchange or automated quotation system, the Corporation shall, if permitted by the rules of such exchange or automated quotation system, list and use its commercially reasonable efforts to keep listed, so long as the Common Stock shall be so listed on such exchange or automated quotation system, all Common Stock issuable upon conversion of the Series A Preferred Stock.
Section 12    Fractional Shares.
(a)    No fractional shares of Common Stock shall be issued to Holders as a result of any conversion of shares of Series A Preferred Stock.
(b)    In lieu of any fractional shares of Common Stock otherwise issuable in respect of the aggregate number of shares of the Series A Preferred Stock of any Holder that are converted hereunder, the Corporation shall pay an amount in cash (computed to the nearest cent) equal to the product of (i) that same fraction and (ii) the Fair Value of the Common Stock as of the Trading Day immediately preceding the Conversion Date.
Section 13    Anti‑Dilution Adjustments to the Conversion Price.

(a)    The Conversion Price shall be adjusted as set forth in this Section 13, except that the Corporation shall not make any adjustments to the Conversion Price if each Holder is eligible to participate (other than in the case of a share split or share combination), at the same time and upon the same terms as holders of Common Stock and solely as a result of holding the Series A Preferred Stock, in any of the transactions set forth in Section 13(a)(i)‑(iv) without having to convert their Series A Preferred Stock as if such Holder held the number of shares of Common Stock into which the Series A Preferred Stock held by such Holder on the record date for such transaction could be converted into on such date.
(i)    If the Corporation shall, after the Effective Date, (A) pay a dividend or make a distribution or bonus issue on any of its Common Stock in Common Stock, (B) subdivide (by way of a share split or otherwise) or reclassify any of its outstanding Common Stock into a greater number of shares, or (C) combine or reclassify (by way of reverse stock split or otherwise) any of its outstanding Common Stock into a smaller number of shares, then, in each event, the Conversion Price in effect immediately prior to the Close of Business on the relevant record date (in the case of the preceding clause (A)) or immediately prior to the Open of Business on the effective date of the subdivision or combination (in the case of the preceding clauses (B) and (C)) for such dividend, distribution, bonus issue, subdivision, reclassification, or combination shall be adjusted to the number obtained by multiplying such Conversion Price by a fraction (i) the numerator of which shall be the total number of Common Stock issued and outstanding immediately prior to the Close of Business on the relevant record date (in the case of the preceding clause (A)) or immediately prior to the Open of Business on the effective date of the subdivision, reclassification, or combination (in the case of the preceding clauses (B) and (C)) for such dividend, distribution, bonus issue, subdivision, reclassification, or combination, and (ii) the denominator of which shall be the number of Common Stock issued and outstanding immediately after giving effect to such dividend, distribution, bonus issue, subdivision, reclassification or combination.
Any adjustment made under this Section 13(a)(i) shall become effective immediately after the Close of Business on the relevant record date for such dividend, distribution, or bonus issue (in the case of clause (A)), or immediately after the Open of Business on the effective date for such subdivision, reclassification, or combination (in the case of clauses (B) and (C)). If any dividend or distribution of the type set forth in this Section 13(a)(i) is declared but not so paid or made, the Conversion Price shall be immediately readjusted, effective as of the date the Board of Directors or a committee thereof determines not to pay such dividend, distribution, or bonus issue to the Conversion Price that would then be in effect if such dividend, distribution, or bonus issue had not been declared. For the purposes of this Section 13(a)(i), the number of shares of Common Stock outstanding at any time shall not include shares that the Corporation holds in treasury. The Corporation shall not pay any dividend or make any distribution on shares of Common Stock that it holds in treasury.

(ii)    If the Corporation issues to holders of its Common Stock, or shall fix a record date for the determination of holders of its Common Stock to receive, any right to subscribe for additional Common Stock pursuant to a rights offering at a price per share of Common Stock less than the Fair Value per share of Common Stock as of the Trading Day immediately preceding the date of announcement of such issuance (a “Rights Offering”), then the Conversion Price shall, with effect at the Open of Business on the Business Day immediately following the date on which such Rights Offering is consummated, be decreased to a price determined in accordance with the following formula:
CP2 = CP1 * (O + Y) ÷ (O + X)
where,
“CP2” shall mean the Conversion Price in effect immediately after the adjustment provided in this Section 13(a)(ii);
“CP1” shall mean the Conversion Price in effect immediately before the adjustment provided in this Section 13(a)(ii);
“O” shall mean the number of Common Stock outstanding immediately before the consummation of the Rights Offering;
“X” shall mean the number of Common Stock issuable upon exercise of such rights pursuant to the Rights Offering; and
“Y” shall mean the number of Common Stock equal to the aggregate price payable for the Common Stock in the Rights Offering divided by the Fair Value per share of Common Stock as of the Trading Day immediately preceding the announcement date of the Rights Offering.
Any adjustment made under this Section 13(a)(ii) shall be made successively whenever any such rights, options or warrants are issued and shall become effective as of the opening of business on the first Trading Day immediately following the date on which the Rights Offering is consummated.
For the purpose of this Section 13(a)(ii), in determining whether any rights, options or warrants entitle the holders of Common Stock to subscribe for or purchase shares of Common Stock at less than such Fair Value per share as of the Trading Day immediately preceding the date of announcement of such issuance, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received by the Corporation for such rights, options or warrants and any amount payable on exercise or conversion thereof, the value of such consideration, if other than cash, to be determined by the Board of Directors or a committee thereof.
(iii)    If the Corporation shall, at any time or from time to time after the Effective Date, distribute to the holders of Common Stock any dividend or other distribution of cash, evidences of its indebtedness, other securities or other properties or assets, or any options, warrants or other rights to subscribe for or purchase any of the foregoing (in each case other than (i) dividends or distributions of Common Stock referred to in Section 13(a)(i), or (ii) distributions of rights pursuant to Section 13(a)(ii)), then the Conversion Price shall be decreased to a price determined by multiplying the Conversion Price then in effect by a fraction, the numerator of which shall be the Fair Value per share of Common Stock as of the Trading Day immediately preceding the record date for such distribution less the sum of (A) the cash portion, if any, of such distribution per share of Common Stock outstanding (exclusive of any treasury shares) on the record date for such distribution plus (B) the fair market value (as determined in good faith by the Board of Directors) on the record date for such distribution of that portion, if any, of such distribution consisting of evidences of indebtedness, other securities, properties, assets, options, warrants or subscription or purchase rights, expressed as an amount per share of Common Stock outstanding as of the record date for such distribution (exclusive of any treasury shares), and the denominator of which shall be the Fair Value per share of Common Stock as of the Trading Day immediately preceding the record date for such distribution. The adjustments required by this Section 13(a)(iii) shall be made whenever any such distribution occurs retroactive to the record date for the determination of shareholders entitled to receive such distribution.
(iv)    If the Corporation or any of its Subsidiaries shall, at any time or from time to time after the Effective Date, make a payment in respect of a tender or exchange offer, to the extent that the cash and value of any other consideration included in the payment per share of Common Stock exceeds the Fair Value per share of Common Stock as of the Trading Day immediately following the last date on which tenders or exchanges may be made pursuant to such tender or exchange offer (the “Expiration Date”), the Conversion Price shall be decreased to a price determined based on the following formula:
CP2 = CP1 * (FMV – P) ÷ FMV
    where,
    “CP2” shall mean the Conversion Price in effect immediately after the adjustment provided in this Section 13(a)(iv);
“CP1” shall mean the Conversion Price in effect immediately before the adjustment provided in this Section 13(a)(iv);

“FMV” shall mean the product of (x) the total number of shares of Common Stock issued and outstanding immediately prior to the Expiration Date (without giving effect to the purchase of shares accepted for purchase or exchange in such tender or exchange offer), and (y) the Fair Value per share of Common Stock as of the Trading Day immediately following the Expiration Date; and
“P” shall mean the excess paid or payable by the Corporation or its Subsidiary in connection with the tender or exchange offer, over the amount that would have been paid or payable if all shares of Common Stock eligible to participate in the tender or exchange offer were payable at the Fair Value per share of Common Stock as of the Trading Day immediately following the Expiration Date.
The Corporation shall not adjust the Conversion Price:
(A)    upon the issuance of shares of Common Stock pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on securities of the Corporation and the investment of additional optional amounts in Common Stock under any plan;
(B)    upon the issuance of any shares of Common Stock or rights or warrants to purchase such shares of Common Stock pursuant to any present or future benefit or other incentive plan or program of or assumed by the Corporation or any of its Subsidiaries;
(C)    upon the issuance of any shares of Common Stock pursuant to any option, warrant, right or exercisable, exchangeable or convertible security not described in (B) above and outstanding as of the Effective Date;
(D)    for a change in par value of the Common Stock; or
(E)    for any other issuance of shares of Common Stock or any securities convertible into or exchangeable for shares of Common

Stock or the right to purchase shares of Common Stock or such convertible or exchangeable securities, except as otherwise stated herein.
(b)    Whenever the Conversion Price is to be adjusted, the Corporation shall:
(i)    compute such adjusted Conversion Price;
(ii)    within 10 Business Days after the Conversion Price is to be adjusted, provide or cause to be provided, a written notice to the Holders of the occurrence of such event; and
(iii)    within 10 Business Days after the Conversion Price is to be adjusted, provide or cause to be provided, to the Holders, a statement setting forth in reasonable detail the method by which the adjustments to the Conversion Price was determined and setting forth such adjusted Conversion Price.
Section 14    Transfer Agent, Registrar, and Conversion and Dividend Disbursing Agent. The duly appointed Transfer Agent, Registrar and Conversion and Dividend Disbursing Agent for Series A Preferred Stock shall be American Stock Transfer & Trust Company, LLC. The Corporation may, in its sole discretion, remove the Transfer Agent, Registrar or Conversion and Dividend Disbursing Agent in accordance with the agreement between the Corporation and the Transfer Agent, Registrar or Conversion and Dividend Disbursing Agent, as the case may be; provided that if the Corporation removes American Stock Transfer & Trust Company, LLC, the Corporation shall appoint a successor transfer agent, registrar or conversion and dividend disbursing agent, as the case may be, who shall accept such appointment prior to the effectiveness of such removal. Upon any such removal or appointment, the Corporation shall give notice thereof to the Holders.
Section 15    Record Holders. To the fullest extent permitted by applicable law, the Corporation and the Transfer Agent may deem and treat the Holder of any shares of Series A Preferred Stock as the true and lawful owner thereof for all purposes.
Section 16    Notices. All notices or communications in respect of Series A Preferred Stock shall be sufficiently given if given in writing and delivered by first class mail, postage prepaid, or if given in such other manner as may be permitted in this Certificate of Designations, in the Charter or the Bylaws and by applicable law. Notwithstanding the foregoing, if the shares of Series A Preferred Stock are represented by a Global Certificate, such notices may also be given to the Holders in any manner permitted by DTC or any similar facility used for the settlement of transactions in Series A Preferred Stock.
Section 17    Other Rights. The shares of Series A Preferred Stock shall not have any rights, preferences, privileges or voting powers or relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, other than as set forth herein or in the Charter or as provided by applicable law.

Section 18    Amendments. The Corporation reserves the right at any time, and from time to time, to amend, alter, change, waive or repeal any provision contained in this Certificate of Designations, and any other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed herein or by applicable law, and all rights, preferences and privileges of whatsoever nature conferred upon shareholders, directors or any other persons whomsoever by and pursuant to this Certificate of Designations in their present form or as hereafter amended are granted subject to this reservation; provided, however, that (a) any amendment, alteration, waiver or repeal of this Certificate of Designations, or any provision hereof, shall require an affirmative vote of holders of at least a majority of the outstanding shares of Series A Preferred Stock and Series B Preferred Stock, voting together as a single class, (b) any amendment, alteration, waiver or repeal of this Certificate of Designations, or any provision hereof, that would adversely affect the rights of the Entitled Stockholders under Section 6(e) will require the consent of the Entitled Holders that hold a majority of the shares of Series B Preferred Stock held by all Entitled Holders or their Affiliates, and (c) in the event that the Master Equity Group Members hold less than a majority of all outstanding shares of Series A Preferred Stock and Series B Preferred Stock at any time, then any amendment, alteration, waiver or repeal of this Certificate of Designations, or any provision hereof, shall also require the consent of a Master Equity Member Majority in Interest.
Section 19    Book‑Entry Form; Global and Definitive Certificates.
(a)    Except as provided in Section 19(b) and (c) below, shares of the Series A Preferred Stok will be issued only in the form of book entries maintained by the Corporation’s Registrar and Transfer Agent. If necessary to comply with applicable laws, such entries may include notations or other legends reflecting any restrictions applicable to the shares evidenced thereby; subject to the foregoing, the Registrar and Transfer Agent may, in consultation with the Corporation, adopt and implement procedures that allow Holders, or their prospective transferees, to hold their shares of Series A Preferred Stock in the form of a book entry pursuant to this Section 19(a), as Global Certificate Shares pursuant to Section 19(b), in the form of definitive stock certificates pursuant to Section 19(c), or any combination thereof.
(b)    When and if accepted for clearance and settlement through the facilities of the Depositary, shares of the Series A Preferred Stock may be issued in the form of one or more permanent global shares of Series A Preferred Stock in definitive, fully registered form with the global legend as set forth on the form of Series A Preferred Stock certificate attached hereto as Exhibit A (each, a “Global Certificate” and the shares of Series A Preferred Stock represented by such Global Certificate, the “Global Certificate Shares”), which is hereby incorporated in and expressly made part of this Certificate of Designations. The Global Certificates shall be signed by the Corporation and countersigned by the Registrar as provided in Section 19(d), and may have notations, legends or endorsements required by law, stock exchange rules, agreements to which the Corporation is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Corporation).
Each Global Certificate shall be (i) registered in the name of Cede & Co. or other nominee of the Depositary, and (ii) delivered by the Registrar to, or pursuant to instructions received from, Cede & Co., or held by the Registrar as custodian for the Depositary pursuant to an agreement between the Depositary and the Registrar. Members of, or participants in, the Depositary (“Agent Members”) shall have no rights under this Certificate of Designations with respect to any Global Certificate Share held on their behalf by the Depositary or by the Registrar as the custodian of the Depositary, or under such Global Certificate Share, and the Depositary may be treated by the Corporation, the Registrar and any agent of the Corporation or the Registrar as the absolute owner of such Global Certificate Share for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Corporation, the Registrar or any agent of the Corporation or the Registrar from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices of the Depositary governing the exercise of the rights of a holder of a beneficial interest in any Global Certificate Share. The Holder of the Global Certificate Shares may grant proxies or otherwise authorize any Person to take any action that a Holder is entitled to take pursuant to the Global Certificate Shares, this Certificate of Designations or the Charter.

(c)    Holders of shares of Series A Preferred Stock represented by book entries maintained by the Corporation’s Registrar and Transfer Agent pursuant to Section 19(a), and owners of beneficial interests in Global Certificate Shares shall be entitled to receive physical delivery of certificated shares of Series A Preferred Stock evidenced by definitive stock certificates in the form of the Series A Preferred Stock certificate attached hereto as Exhibit A, without the global legend, provided that such Holder (in the case of shares of Series A Preferred Stock represented by book entries maintained by the Corporation’s Registrar and Transfer Agent pursuant to Section 19(a)), or the relevant Agent Member (in the case of beneficial interests in Global Certificate Shares), as applicable, submit a written request to the Registrar setting forth the number of shares of Series A Preferred Stock to be evidenced by definitive stock certificates, the number of definitive stock certificates requested, the name or names of the Persons to be identified as Holders in such definitive stock certificates, together with their respective notice details, and the manner how the requested definitive stock certificates shall be delivered. Upon receipt of such request, together with such additional documentation or information as the Corporation or the Registrar may request to verify the authenticity of the request and compliance with any applicable federal or state securities and other laws, the Corporation shall issue, and the Registrar shall authenticate and deliver in the manner indicated in the request such definitive stock certificates and shall enter in the Register the names of the Holders of the shares of Series A Preferred Stock evidenced thereby, and, if applicable, decrease by appropriate entries in Schedule I attached to the Global Certificate(s) the total number of shares represented thereby.
Except as provided in the preceding paragraph, owners of beneficial interests in Global Certificate Shares shall not be entitled to receive physical delivery of certificated shares of Series A Preferred Stock, unless (x) the Depositary notifies the Corporation that it is unwilling or unable to continue as Depositary for the Global Certificate Shares and the Corporation does not appoint a qualified replacement for the Depositary within 90 days or (y) the Depositary ceases to be a “clearing agency” registered under the Exchange Act and the Corporation does not appoint a qualified replacement for the Depositary within 90 days. In any such case, the Global Certificates shall be exchanged in whole for definitive stock certificates that are not issued in global form, with the same terms and of an equal aggregate Liquidation Preference, and such definitive stock certificates shall be registered in the name or names of the Person or Persons specified by the Depositary in a written instrument to the Registrar.

If necessary to comply with applicable laws, definitive stock certificates issued pursuant to this Section 19(c) may include notations or other legends reflecting any restrictions the shares evidenced thereby may be subject to. The Corporation may instruct the Registrar to remove any such notation or legend upon receipt from the relevant Holder of evidence reasonably satisfactory to the Corporation (which may be in the form of a legal opinion of counsel reasonably satisfactory to the Corporation) that the protections of such notation or legend are no longer necessary to ensure compliance with the securities laws.

(d)    Each Global Certificate shall be executed on behalf of the Corporation in accordance with the Corporation’s Bylaws and applicable Delaware law, by manual or facsimile signature. If an Officer whose signature is on a Global Certificate no longer holds that office at the time the Registrar countersigned such Global Certificate, such Global Certificate shall be valid nevertheless. A Global Certificate shall not be valid until an authorized signatory of the Registrar manually countersigns such Global Certificate. Each Global Certificate shall be dated the date of its countersignature.
The foregoing paragraph shall likewise apply to any definitive stock certificate representing shares of Series A Preferred Stock.

EXHIBIT A
(See attachment)

FORM OF FACE OF 9.00% SERIES A CONVERTIBLE PARTICIPATING PREFERRED STOCK CERTIFICATE

[GLOBAL CERTIFICATE LEGEND]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE CORPORATION OR THE TRANSFER AGENT NAMED ON THE FACE OF THIS CERTIFICATE, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE STATEMENT WITH RESPECT TO SHARES. IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE TRANSFER AGENT NAMED ON THE FACE OF THIS CERTIFICATE SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

[RESTRICTED TRANSFER LEGEND]

THIS SECURITY AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER:

(1)    REPRESENTS THAT IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS A “QUALIFIED INSTITUTIONAL BUYER” (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT, AND
(2)    AGREES FOR THE BENEFIT OF INVACARE HOLDINGS CORPORATION (THE “COMPANY”) THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN PRIOR TO THE DATE THAT IS THE LATER OF (X) ONE YEAR AFTER THE ORIGINAL ISSUE DATE HEREOF

OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144 UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THERETO AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW, EXCEPT:

(A)    TO THE COMPANY OR ANY SUBSIDIARY THEREOF, OR

(B)    PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT, OR

(C)    TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, OR

(D)    PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH CLAUSE (2)(D) ABOVE, THE COMPANY AND THE REGISTRAR RESERVE THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

Certificate Number [ ]

[Initial] Number of Shares: [ ]

CUSIP [ ]1

INVACARE HOLDINGS CORPORATION

9.00% Series A Convertible Participating Preferred Stock
(par value $0.001 per share)
(Liquidation Preference as specified below)

Invacare Holdings Corporation, a Delaware corporation (the “Corporation”), hereby certifies that [Cede & Co.]2 [ ]3 (the “Holder”), is the registered owner of [the number shown on Schedule I hereto]2 [ ]3 of fully paid and non‑assessable shares of the Corporation’s 9.00% Series A Convertible Participating Preferred Stock, with a par value of $0.001 per share and a Liquidation Preference of $25.00 per share (the “Series A Preferred Stock”). The shares of Series A Preferred Stock are transferable on the books and records of the Registrar, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designations, rights, restrictions, preferences and other terms and provisions of Series A Preferred Stock represented hereby are and shall in all respects be subject to the provisions of the Certificate of Designations of 9.00% Series A Convertible Participating Preferred Stock of Invacare Holdings Corporation dated May [ ], 2023, as the same may be amended from time to time (the “Certificate of Designations”). Capitalized terms used herein but not defined shall have the meaning given them in the Certificate of Designations. The Corporation will provide a copy of the Certificate of Designations to the Holder without charge upon written request to the Corporation at its principal place of business. In the case of any conflict between this Certificate and the Certificate of Designations, the provisions of the Certificate of Designations shall control and govern.

Reference is hereby made to the provisions of Series A Preferred Stock set forth on the reverse hereof and in the Certificate of Designations, which provisions shall for all purposes have the same effect as if set forth at this place.

Upon receipt of this executed certificate, the Holder is bound by the Certificate of Designations and is entitled to the benefits thereunder.

Unless the Transfer Agent and Registrar have properly countersigned, these shares of Series A Preferred Stock shall not be entitled to any benefit under the Certificate of Designations or be valid or obligatory for any purpose.
1     46124A 309 (unrestricted)/ 46124A 200 (144A)
2 Include for Global Certificates.
3 Include for definitive certificates

IN WITNESS WHEREOF, this certificate has been executed on behalf of the Corporation by the below authorized Officer of the Corporation this [ ] of [ ], 2024.

INVACARE HOLDINGS CORPORATION

By: ______________________________________
Name:
Title:

COUNTERSIGNATURE

These are shares of Series A Preferred Stock referred to in the within‑mentioned Certificate of Designations.

Dated: [ ], [ ]

American Stock Transfer & Trust Company, LLC
as Transfer Agent and Registrar

By: ______________________________________
Name:
Title:

[FORM OF REVERSE OF CERTIFICATE FOR
9.00% SERIES A CONVERTIBLE PARTICIPATING PREFERRED STOCK]

Cumulative dividends on each share of Series A Preferred Stock shall be payable at the rate and in the manner provided in the Certificate of Designations.

The shares of Series A Preferred Stock shall be convertible in accordance with the terms set forth in the Certificate of Designations.

The Corporation shall furnish without charge to each Holder who so requests the powers, designations, limitations, preferences and relative, participating, optional or other special rights of each class or series of stock of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights.

NOTICE OF CONVERSION

(To be Executed by the Holder
in order to Convert 9.00% Series A Convertible Participating Preferred Stock)

The undersigned hereby irrevocably elects to convert (the “Conversion”) [ ] shares of 9.00% Series A Convertible Participating Preferred Stock (the “Series A Preferred Stock”), of Invacare Holdings Corporation (the “Corporation”), represented by stock certificate No(s). [ ] (the “Series A Preferred Stock Certificates”), into common stock, par value $0.001 per share, of the Corporation (the “Common Stock”) according to the conditions of the Certificate of Designations of the Series A Preferred Stock (the “Certificate of Designations”), as of the date written below.

If Common Stock is to be issued in the name of a Person other than the undersigned, the undersigned shall pay all transfer taxes payable with respect thereto, if any. Each Series A Preferred Stock Certificate (or evidence of loss, theft or destruction thereof) is attached hereto.

Capitalized terms used but not defined herein shall have the meanings ascribed thereto in or pursuant to the Certificate of Designations.

Date of
Conversion:

Conversion
Price:

Shares of Series A Preferred
Stock to be Converted:

Shares of Common Stock
to be Issued:*

Signature:
Name:
Address:**
Telephone No.:
E-mail: _____________________________

*    The Corporation is not required to issue Common Stock until the original definitive stock certificates representing Series A Preferred Stock (or evidence of loss, theft or destruction thereof) to be converted are received by the Corporation or the Conversion and Dividend Disbursing Agent.

**    Address where Common Stock and any other payments or certificates shall be sent by the Corporation.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers the shares of 9.00% Series A Convertible Participating Preferred Stock evidenced hereby to:

_____________________________________________
(Insert full legal name of assignee)

________________________________________________________
(Insert assignee’s social security or taxpayer identification number, if any)
___________________________________________________
(Insert address and zip code of assignee)
and irrevocably appoints:

as agent to transfer the shares of 9.00% Series A Convertible Participating Preferred Stock evidenced hereby on the books of the Transfer Agent. The agent may substitute another to act for him or her.

Date:

Signature:
(Sign exactly as your name appears on the other side of this Certificate)

Signature
Guarantee:

(Signature must be guaranteed by an “eligible guarantor institution” that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Transfer Agent, which requirements include membership or participation in the Securities Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Transfer Agent in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

SCHEDULE I4

INVACARE HOLDINGS CORPORATION

Global Certificate
9.00% Series A Convertible Participating Preferred Stock

Certificate Number: [ ]

The number of shares of 9.00% Series A Convertible Participating Preferred Stock (the “Series A Preferred Stock”) initially represented by this Global Certificate shall be [ ].

Thereafter the Transfer Agent and Registrar shall note changes in the number of shares of Series A Preferred Stock evidenced by this Global Certificate in the table set forth below:

Amount of Decrease in Number of Shares Represented by this Global Certificate	Amount of Increase in Number of Shares Represented by this Global Certificate	Number of Shares Represented by this Global Certificate following Decrease or Increase	Signature of Authorized Officer of Transfer Agent and Registrar

4     Attach Schedule I only to Global Certificate.

Exhibit D

Form Final
INVACARE HOLDINGS CORPORATION
CERTIFICATE OF DESIGNATION
    Pursuant to Section 151 of the General
Corporation Law of the State of Delaware
SERIES B REDEEMABLE PREFERRED STOCK
(Par Value $0.001 Per Share)
Invacare Holdings Corporation (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “General Corporation Law”), hereby certifies that, pursuant to the authority expressly granted to and vested in the Board of Directors of the Corporation (the “Board of Directors”) by the Amended and Restated Certificate of Incorporation of the Corporation (as amended from time to time in accordance with its terms and the General Corporation Law, the “Certificate of Incorporation”), which authorizes the Board of Directors, by resolution, to provide out of the unissued shares of the preferred stock (the “Preferred Stock”) for one or more series of Preferred Stock and to establish from time to time the number of shares to be included in each such series and to fix the voting rights (if any), designations, powers, preferences and relative, participating, optional, special and other rights (if any) of each such serries and any qualifications, limitations and restrictions thereof, and in accordance with the provisions of Section 151 of the General Corporation Law, the Board of Directors duly adopted on [●], 2024 the following resolution:
RESOLVED, that pursuant to the authority expressly vested by Article IV of the Amended and Restated Certificate of Incorporation of the Corporation and in accordance with Section 151(g) of the General Corporation Law of the State of Delaware, the Board hereby creates, authorizes and provides for the issuance of a new series of preferred stock out of the authorized and unissued shares of the Corporation’s preferred stock, par value $0.001 per share, and that the designation, rights, powers and preferences, and the qualifications, limitations and restrictions, of such Series B Preferred Stock are hereby approved and adopted by the Board and the form, terms and provisions of the Certificate of Designation of such Series B Preferred Stock are hereby approved, adopted, ratified and confirmed in all respects as follows:
1. General.
(a) The shares of such series shall be designated the Series B Redeemable Preferred Stock (hereinafter referred to as the “Series B Preferred Stock”).
(b) Each share of Series B Preferred Stock shall be identical in all respects with the other shares of Series B Preferred Stock.

(c) The authorized number of shares of Series B Preferred Stock shall initially be 5,938,620, which number may from time to time be increased or decreased by resolution of the Board of Directors as permitted by the General Corporation Law.
(d) Except in all cases in connection with the consummation of the transactions contemplated by the Master Equity Agreement, each share of Series B Preferred Stock shall be dealt with together with each share of Intermediate HoldCo Series A Preferred stock as a unit (each an “Invacare Share Unit”) on a one-for-one basis and no shares of Series B Preferred Stock or Intermediate HoldCo Series A Preferred may be dealt with individually or one without the other. In no event shall the shares of either Series B Preferred Stock or Intermediate HoldCo Series A Preferred be split, divided, or combined unless the outstanding shares of the other class shall be proportionately split, divided or combined.
(e) Except in all cases in connection with the consummation of the transactions contemplated by the Master Equity Agreement, shares of Series B Preferred Stock may be issued or transferred only in connection with the simultaneous issuance or transfer of an identical number of shares of Intermediate HoldCo Series A Preferred stock.

Any purported issuance or transfer of shares of Series B Preferred Stock not accompanied by an issuance or transfer of the identical number of shares of Intermediate HoldCo Series A Preferred stock shall be null and void and of no force or effect, and the shares of Series B Preferred Stock so issued or transferred shall automatically and without further action on the part of the Corporation or any holder of Series B Preferred Stock be transferred to the Corporation and cancelled for no consideration and thereupon shall be retired.
(f) So long as any of the Series B Preferred Stock are issued and outstanding, the Corporation shall not issue any shares of its preferred stock that are senior to the Series B Preferred Stock without the approval of the Holders of at least a majority percent of the issued and outstanding shares of Series B Preferred Stock and Series A Preferred Stock voting together as a class.
(g) For purposes of this Certificate of Designation, “Capital Stock” of any person means any and all shares, interests, participations or other equivalents however designated of corporate stock or other equity participations, whether general or limited, of such person and any rights (other than debt securities convertible or exchangeable into an equity interest), warrants or options to acquire an equity interest in such person. The Series B Preferred Stock shall, with respect to dividend rights and rights upon a liquidation, winding-up or dissolution of the Corporation, rank:
(i) senior to the Common Stock, par value $0.001 per share, of the Corporation (“Common Stock”), the Series A Preferred Stock, par value $0.001 per share, of the Corporation (“Series A Preferred”), and any other class or series of Capital Stock of the Corporation, the terms of which do not expressly provide that such class or series ranks senior to or on a parity with the Series B Preferred Stock with respect to dividend rights or rights upon a liquidation, winding-up or dissolution of the Corporation (collectively, together with any warrants, rights, calls or options exercisable for or convertible into such Capital Stock, the “Junior Stock”);
(ii) on a parity with any class or series of Capital Stock of the Corporation, the terms of which provide that such class or series ranks on a parity with the Series B Preferred Stock with respect to dividend rights or rights upon a liquidation, winding-up or dissolution of the Corporation (collectively, together with any warrants, rights, calls or options exercisable for or convertible into such Capital Stock, the “Parity Stock”); and
(iii) junior to any class or series of Capital Stock of the Corporation (other than the Common Stock and Series A Preferred), the terms of which expressly provide that such class or series ranks senior to the Series B Preferred Stock with respect to dividend rights or rights upon a liquidation, winding-up or dissolution of the Corporation (collectively, together with any warrants, rights, calls or options exercisable for or convertible into such Capital Stock, the “Senior Stock”).
(h) In addition to the capitalized terms defined elsewhere in this Certificate of Designation, for purposes hereof, the following terms mean:
“ABL Credit Agreement” means that certain loan and security agreement dated May 5, 2023 among the Corporation and the other borrowers from time to time party thereto, the guarantors from time to time party thereto, the lenders from time to time party thereto and White Oak Commercial Finance, LLC, as Administrative Agent and Collateral Agent, as amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Backstop Commitment Agreement” shall have the meaning ascribed to the term in the First Amended Joint Chapter 11 Plan of Invacare Corporation and its Debtor Affiliates confirmed by the Bankruptcy Court.

“Backstop Party” means the original signatories to the Backstop Commitment Agreement and any Person that, as of the Effective Date, is entitled to exercise Backstop Party Rights pursuant to, and as defined in, the Backstop Commitment Agreement.

“Bylaws” means the Bylaws of the Corporation, as amended or restated from time to time.

“Change of Control” means that (a) a Person or “group” (as the term is used for purposes of Section 13(d) of the Exchange Act), other than a Change of Control Excluded Person, becomes the direct or indirect beneficial owner (as determined pursuant to Rule 13d-3 or Rule 13d-5 under the Exchange Act) of securities representing more than 50% of the voting power of the Corporation.

“Change of Control Excluded Person” means: (a) a Person that is a Backstop Party (or a Backstop Party’s Related Fund), to the extent that prior to the date hereof neither such Backstop Party nor any of such Backstop Party’s Related Funds or Affiliates has filed a public report pursuant to Section 13(d) of the Exchange Act indicating that such Back Stop Party or such Backstop Party’s Related Funds or Affiliates delivered a letter to the Board of Directors of the Parent indicating that such Person, either alone or together with other potential investors, had or was proposing to engage in discussions with the Parent regarding the potential acquisition of the Parent; (b) any Person that controls, is controlled by, or is under common control with a Person described in clause (a) of this definition; and (c) a “group” (as the term is used for purposes of Sections 13(d) of the Exchange Act) that includes one or more Parent Change of Control Excluded Persons as defined under clauses (a) or (b) above, where such Parent Change of Control Excluded Persons beneficially own capital stock of the Parent having more the 50% of the combined voting power in the election of directors of all the capital stock of the Parent held by such group.

“Common Stock” means the common stock of the Corporation, $0.001 par value per share.

“Deemed Liquidation Event” means the occurrence of any of the following:
(i)    a merger or consolidation in which the Corporation is a constituent party, or a Subsidiary of the Corporation is a constituent party and the Corporation issues shares of its capital stock pursuant to such merger or consolidation, unless the shares of capital stock of the Corporation outstanding immediately prior to such merger or consolidation continue to represent, or are converted into or exchanged for shares of capital stock that represent, immediately following such merger or consolidation, at least a majority, by voting power, of the capital stock of (1) the surviving or resulting corporation; or (2) if the surviving or resulting corporation is a wholly owned subsidiary of another corporation immediately following such merger or consolidation, the parent corporation of such surviving or resulting corporation;
(ii)    the sale, lease, transfer, exclusive license or other disposition, in a single transaction or series of related transactions, by the Corporation or any Subsidiary of the Corporation of all or substantially all the assets of the Corporation and its Subsidiaries taken as a whole, or
(iii)    the sale or disposition (whether by merger, consolidation or otherwise, and whether in a single transaction or a series of related transactions) of one or more Subsidiaries of the Corporation if substantially all of the assets of the Corporation and its Subsidiaries taken as a whole are held by such Subsidiary or Subsidiaries, except where such sale, lease, transfer, exclusive license or other disposition is to a wholly owned Subsidiary of the Corporation;
provided, however, that, prior to the Exit Indebtedness Termination Date, a Deemed Liquidation Event shall not occur unless such Deemed Liquidation Event constitutes an event requiring payment in full of the Exit Term Loan Facility and the Exit Secured Convertible Notes; and provided, further, that no Deemed Liquidation Event shall occur if a majority of the Holders so determine by written notice to the Corporation prior to the effective date of any transaction described in clauses (i), (ii) or (iii) above.

“Exit Indebtedness Termination Date” means the later of the (i) date on which the Exit Term Loan Facility is repaid in full and (ii) date on which none of the Exit Secured Convertible Notes remains outstanding.
“Exit Secured Convertible Notes” means, collectively, the Exit Secured Convertible Tranche I Notes, and the Exit Secured Convertible Tranche II Notes.
“Exit Secured Convertible Tranche I Notes” means the Corporation’s 7.50% Convertible Senior Secured Notes due 2028, Tranche I, issued on the Effective Date pursuant to the Exit Secured Convertible Tranche I Notes Indenture.
“Exit Secured Convertible Tranche I Notes Indenture” means the indenture dated May 5, 2023, among the Corporation, as issuer, the guarantors listed therein, and GLAS Trust Company LLC, as trustee and notes collateral agent, as from time to time amended in compliance with the provisions thereof.
“Exit Secured Convertible Tranche II Notes” means the Corporation’s 7.50% Convertible Senior Secured Notes due 2028, Tranche II, issued on the Effective Date pursuant to the Exit Secured Convertible Tranche II Notes Indenture.

“Exit Secured Convertible Tranche II Notes Indenture” means the indenture dated May 5, 2023, among the Corporation, as issuer, the guarantors listed therein, and GLAS Trust Company LLC, as trustee and notes collateral agent, as from time to time amended in compliance with the provisions thereof.
“Exit Term Loan Agreement” means the Amended and Restated Credit Agreement dated as of May 5, 2023, among the Corporation, Reorganized Invacare, the lenders party thereto, Cantor Fitzgerald Securities, as Administrative Agent, and GLAS Trust Company LLC, as Collateral Agent, as from time to time amended in compliance with the provisions thereof.
“Fundamental Change” means (a) the voluntary or involuntary liquidation, winding‑up or dissolution of the Corporation, or (b) any sale, lease, or other transfer or disposition in one transaction or a series of transactions of all or any material portion of the consolidated assets of the Corporation and its Subsidiaries, taken as a whole, to any Person other than the Corporation or any of the Corporation’s Wholly‑Owned Subsidiaries (a “material portion” of the consolidated assets of the Corporation and its Subsidiaries, taken as a whole shall include, without limitation, assets sold, leased or transferred which results in net proceeds in excess of $10,000,000).
“Exit Term Loan Facility” means the credit facility in the amount of $85,000,000 extended to Reorganized Invacare under the Exit Term Loan Agreement.
“Holders” means each Person in whose name shares of Series B Preferred Stock are registered, who shall be treated by the Corporation as the absolute owner of those shares of Series B Preferred Stock for all purposes.

“Intermediate HoldCo” means Invacare International Holdings Corp., a Delaware corporation.

“Intermediate HoldCo Change of Control” means that a Person or “group” (as the term is used for purposes of Section 13(d) of the Exchange Act), other than an Intermediate HoldCo Change of Control Excluded Person, becomes the direct or indirect beneficial owner (as determined pursuant to Rule 13d-3 or Rule 13d-5 under the Exchange Act) of securities representing more than 50% of the voting power of the Corporation.

“Intermediate HoldCo Change of Control Excluded Person” means: (a) a Person that is a Holder on the Issuance Date (or such Holder’s Related Fund) to the extent that prior to the date hereof neither such Holder nor any of such Holder’s Related Funds or Affiliates has filed a public report pursuant to Section 13(d) of the Exchange Act indicating that such Holder or such Holder’s Related Funds or Affiliates delivered a letter to the Board of Directors of the Corporation indicating that such Person, either alone or together with other potential investors, had or was proposing to engage in discussions with the Corporation regarding the potential acquisition of any Subsidiary; (b) any Person that controls, is controlled by, or is under common control with a Person described in clause (a) of this definition; and (c) a “group” (as the term is used for purposes of Sections 13(d) of the Exchange Act) that includes one or more Intermediate HoldCo Change of Control Excluded Persons as defined under clauses (a) or (b) above, where such Change of Control Excluded Persons beneficially own Capital stock of the Corporation having more the 50% of the combined voting power in the election of directors of all the Stock of the Corporation held by such group.

“Intermediate HoldCo Fundamental Change” means any sale, lease, or other transfer or disposition in one transaction or a series of transactions of all or any material portion of the consolidated assets of Intermediate HoldCo and its Subsidiaries, to any Person other than the Corporation or any of the Corporation’s Wholly‑Owned Subsidiaries (a “material portion” of the consolidated assets of Intermediate HoldCo and its Subsidiaries, taken as a whole shall include, without limitation, assets sold, leased or transferred which results in net proceeds in excess of $10,000,000).

“Intermediate HoldCo Series A Preferred” means the 9.00% Series A Preferred Stock of Intermediate Holdco.

“Intermediate HoldCo Warrants” means those certain Warrants for Intermediate HoldCo common stock issued by Intermediate HoldCo pursuant to the Master Equity Agreement.

“Issuance Date” means the date that the Intermediate HoldCo transferred the Series B Preferred Stock to the Holders in accordance with the Master Equity Agreement.

“Master Equity Agreement” means that certain Master Equity Agreement dated [●], 2024 among the Corporation, Parent, Reorganized Invacare and the other parties thereto.

“Redemption Dividend Amount” means, as of a Redemption Date, the declared but unpaid dividends on each share of Series B Preferred Stock, and in respect of each share of Intermediate HoldCo Series A Preferred Stock being redeemed on such Redemption Date the Dividends accrued on the applicable liquidation preference of each such share and not otherwise a part of the liquidation preference, from, and including, the last date on which a dividend was paid thereon immediately preceding such Redemption Date on which all dividends then due were compounded or paid in cash to, but excluding, such Redemption Date.

“Register” means the records maintained by the Registrar reflecting ownership of the shares of Series B Preferred Stock issued in book-entry form pursuant to this Certificate of Designation, or of the definitive stock certificates issued pursuant to this Certificate of Designation.

“Registrar” initially means Equiniti Trust Company, LLC, the Corporation’s duly appointed registrar for the Series B Preferred Stock and any successor appointed thereto.

“Related Fund” means, with respect to a Backstop Party, any Affiliates (including at the institutional level) of such Backstop Party or any fund, account (including any separately managed accounts) or investment vehicle that is controlled, managed, advised or sub-advised by such Backstop Party, an Affiliate of such Backstop Party or by the same investment manager, advisor or subadvisor as such Backstop Party or an Affiliate of such Backstop Party. For purposes of this definition:
“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, such Person as of the date on which, or at any time during the period for which, the determination of affiliation is being made (including any Related Funds of such Person); provided that for purposes of this Certificate of Designation, no Backstop Party shall be deemed an Affiliate of the Corporation or any of its Subsidiaries;
“Subsidiary” means, with respect to any Person, any corporation, partnership, joint venture or other legal entity as to which such Person (either alone or through or together with any other subsidiary or Affiliate), (a) owns, directly or indirectly, more than fifty percent (50%) of the stock or other equity interests, (b) has the power to elect a majority of the board of directors or similar governing body thereof or (c) has the power to direct, or otherwise control, the business and policies thereof;
“Contract” means any legally binding agreement, contract or instrument, including any loan, note, bond, mortgage, indenture, guarantee, deed of trust, license, franchise, commitment, lease, franchise agreement, letter of intent, memorandum of understanding or other obligation, and any amendments thereto, whether written or oral, but excluding the Plan; and
the term “control” (including the correlative meanings of the terms “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of such Person, whether through the ownership of voting securities, by Contract or otherwise.

“Reorganized Invacare” means Invacare Corporation, a corporation organized under the laws of Ohio, following its emergence from the voluntary bankruptcy proceedings commenced before the Bankruptcy Court on January 31, 2023.

“Reorganized Invacare Common Stock” means the common stock, without par value, of Reorganized Invacare.

“Reorganized Invacare Fundamental Change” means the consummation, at any time after the Issuance Date, of (A) any transaction immediately following the consummation of which Reorganized Invacare ceases to be a Wholly-Owned Subsidiary of the Corporation (other than as a result of the issuance or exercise of the Reorganized Invacare Warrants); (B) the voluntary or involuntary liquidation, winding‑up or dissolution of Reorganized Invacare, (C) any consolidation, merger, binding share exchange, or other combination pursuant to which the Reorganized Invacare Common Stock will be converted into, or exchanged for, stock, other securities, or other property or assets (including cash), or a combination thereof, in each case after which Reorganized Invacare will no longer be a Wholly-Owned Subsidiary of the Corporation (other than as a result of the issuance or exercise of the Reorganized Invacare Warrants); or (D) any sale, lease, or other transfer or disposition in one transaction or a series of transactions of all or any material portion of the consolidated assets of Reorganized Invacare and its Subsidiaries, taken as a whole, to any Person other than the Corporation or any of the Corporation’s Wholly‑Owned Subsidiaries (a “material portion” of the consolidated assets of Reorganized Invacare and its Subsidiaries, taken as a whole shall include, without limitation, assets sold, leased or transferred which results in net proceeds in excess of $10,000,000).

“Reorganized Invacare Warrants” means those certain warrants for Reorganized Invacare Common Stock issued by Reorganized Invacare to certain parties in accordance with the Master Equity Agreement.

“Series A Preferred Stock” means the Corporation’s Series A Preferred Stock, $0.001 par value per share.

“Subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which equity interests representing more than 50.0% of the equity or more than 50.0% of the ordinary voting power or, in the case of a partnership, more than 50.0% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise controlled, by the parent or one or more Subsidiaries of the parent or by the parent and one or more Subsidiaries of the parent.

“Wholly‑Owned Subsidiary” means, with respect to any Person, any Subsidiary of such Person, except that, solely for purposes of this definition, the reference to “more than 50%” in the definition of “Subsidiary” shall be deemed to be replaced by a reference to “100%.”

2. Dividends.     Dividends and other distributions shall not be declared or paid on the Series B Preferred Stock unless the dividend consists of shares of Series B Preferred Stock or Common Stock or of rights, options, warrants or other securities convertible into or exercisable, exchangeable or redeemable for, shares of Series B Preferred Stock or Common Stock, paid proportionally with respect to each outstanding share of Series B Preferred Stock. If a dividend is declared on the Series A Preferred Stock that is payable in shares of Series A Preferred Stock or Common Stock (or securities convertible into, or exercisable, exchangeable or redeemable for, Series A Preferred Stock or Common Stock), then such dividends shall be paid in the same number of shares on a per share basis in shares of Series B Preferred Stock or Common Stock, as applicable, to the Holders. Dividends shall accrue on each share of Intermediate HoldCo Series A Preferred as provided in the Intermediate HoldCo Series A Preferred Certificate of Designation as amended from time to time (the “Intermediate HoldCo Certificate of Designation”).
3. Liquidation.
(a) Prior to the redemption of each share of Series B Preferred Stock (and therefore each Invacare Share Unit) pursuant hereto, or to the Intermediate HoldCo Certificate of Designation, in the event of a liquidation (complete or partial), dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, or a Deemed Liquidation Event shall occur (a “Liquidation”), after payment or provision for payment of the debts and other liabilities of the Corporation, including, without limitation, the amount of the liquidation preference then accumulated on the Intermediate HoldCo Series A Preferred to the holders of Intermediate HoldCo Series A Preferred, the holders of Series B Preferred Stock shall be entitled to receive, in respect of any shares of Series B Preferred Stock held by them, out of assets of the Corporation available for distribution to stockholders of the Corporation or their assignees, and subject to the rights of any outstanding shares of Senior Stock and before any amount shall be distributed to the holders of Junior Stock, a liquidating distribution (the “Liquidation Distribution”) in an amount equal to the par value per share of such share of Series B Preferred Stock (the “Liquidation Preference”). If, upon a Liquidation, the assets of the Corporation, or proceeds thereof, distributable among the holders of the then outstanding shares of Series B Preferred Stock and the holders of any shares of Parity Stock ranking on a parity with the Series B Preferred Stock with respect to any distribution of assets upon Liquidation are insufficient to pay in full the amount of all such Liquidation Preference payable with respect to the Series B Preferred Stock and any such Parity Stock, then the holders of Series B Preferred Stock and such Parity Stock shall share ratably in any distribution of assets in proportion to the full respective preferential amounts to which they are entitled.

(b) The Corporation shall provide the holders of Series B Preferred Stock appearing on the stock books of the Corporation as of the date of such notice at the address of said holder shown therein with written notice of (i) any voluntary Liquidation promptly after such Liquidation has been approved by the Board of Directors and at least five (5) days prior to the effective date of such Liquidation and (ii) any involuntary Liquidation promptly upon the Corporation becoming aware of any instituted proceeding in respect thereof. Such notice shall state a distribution or payment date, the amount of the Liquidation Preference and the place where the Liquidation Preference shall be distributable or payable.
(c) After the payment in cash or proceeds in an amount equal to the liquidation preference on the Intermediate HoldCo Series A Preferred to the holders thereof, and payment to the Holders of the full amount of the Liquidation Distribution with respect to outstanding shares of Series B Preferred Stock, the Holders shall have no right or claim, based on their ownership of shares of Series B Preferred Stock, to the remaining assets of the Corporation, if any. Whenever any such distribution shall be paid in property other than cash, the value of such distribution shall be the fair market value of such property as determined in the good faith reasonable discretion of the Board of Directors or liquidating trustee, as the case may be.
4. Voting.
(a) General. Except as otherwise prohibited by the General Corporation Law, other applicable law, the Certificate of Incorporation, or this Certificate of Designation, each Holder shall be entitled to (i) voting together with the holders of the Series A Preferred Stock as a single class, vote on any matters submitted to the holders of the Series A Preferred Stock for approval, and (ii) voting together with the holders of Common Stock and the Series A Preferred Stock as a single class, vote on matters submitted to the Corporation's stockholders for approval. In any case in which the holders of the Series B Preferred Stock shall be entitled to vote pursuant to the General Corporation Law, other applicable law, the Certificate of Incorporation, or this Certificate of Designation, each Holder entitled to vote with respect to such matter shall be entitled to and have that number of votes per share that each share of Series A Preferred Stock would be entitled to with respect to such vote assuming a holder of Series A Preferred Stock could vote on such matter, provided that at no time will a Holder have less than one vote per share of Series B Preferred Stock.
(b) Protective Provisions. In addition to any vote required by the General Corporation Law, other applicable law, the Certificate of Incorporation, or this Certificate of Designation, and other than as contemplated by or permitted under the Master Equity Agreement, for so long as any shares of Series B Preferred Stock shall remain outstanding, the Corporation shall not, either directly or indirectly by amendment, merger, consolidation or otherwise, take any of the following actions, including whether by merger, consolidation or otherwise, without (in addition to any other vote required the General Corporation Law, other applicable law, the Certificate of Incorporation, or this Certificate of Designation) the written consent or affirmative vote of the holders of at least a majority of the then outstanding shares of Series B Preferred Stock:
(i) authorize or create, or increase the authorized amount of, or issue any shares, class or series of Capital Stock or reclassify or amend the provisions of any existing class of Capital Stock of the Corporation or any of the Corporation’s Subsidiaries, including without limitation any stock split;
(ii) authorize, create or issue any stock or debt instrument or other obligation that is convertible or exchangeable into shares of its Senior Stock or Parity Stock (or that is accompanied by options or warrants to purchase such Senior Stock or Parity Stock);
(iii) amend, alter or repeal (1) any provision of the Certificate of Incorporation or this Certificate of Designation, or the Bylaws, or (2) any provision of the organizational documents of Intermediate HoldCo or Reorganized Invacare;
(iv) redeem, repurchase, recapitalize or acquire shares of its Junior Stock or Series A Preferred Stock or allow the redemption, repurchase, recapitalization or acquisition of shares of Capital Stock of any of the Corporation’s Subsidiaries (other than with respect to customary repurchase rights or tax withholding arrangements with respect to equity awards or benefit plans and the exchange of outstanding warrants or as contemplated by the Certificate of Incorporation as in effect on the date hereof with respect to the Class B Common Stock and the Intermediate HoldCo Series A Preferred Stock);

(v) sell, transfer, pledge, or otherwise dispose of any securities issued by any of the Corporation’s Subsidiaries;
(vi) declare or pay any dividends or other distributions in cash or property with respect to its Capital Stock or allow the payment of any dividends on any Capital Stock by the Corporation’s Subsidiaries (other than dividends or other distributions of cash or property paid on the Series B Preferred Stock or the Intermediate HoldCo Series A Preferred Stock);
(vii) allow the issuance of any Capital Stock by any of the Corporation’s Subsidiaries to any Person other than the Corporation or its Wholly-Owned Subsidiaries;
(viii) consummate, allow to become effective, or approve the consummation of a Deemed Liquidation Event;
(vii) authorize or allow to become effective any Fundamental Change;
(viii) take any action to liquidate, dissolve or wind up the Corporation or any of the Corporation’s Subsidiaries; or
(ix) take any action, or enter into an agreement, to undertake any of the foregoing.

If the Corporation shall propose to take any action enumerated above in clauses (i) through (viii) of this Section 4(b) then, and in each such case, the Corporation shall give notice of such proposed action to each holder of record of the shares of Series B Preferred Stock appearing on the Register and each holder of record of the shares of Intermediate HoldCo Series A Preferred Stock appearing on the stock books of the Corporation’s Subsidiaries as of the date of such notice at the address of said holder shown therein. Such notice shall specify, inter alia (x) the proposed effective date of such action; (y) the date on which a record is to be taken for the purposes of such action, if applicable; and (z) the other material terms of such action. Such notice shall be given at least ten (10) calendar days prior to the applicable date or effective date specified above. For the purposes of this Certificate of Designation, “Business Day” means each day that is not a Saturday, Sunday or other day on which banking institutions in New York, New York are authorized or required by law to close. If at any time the Corporation shall cancel any of the proposed actions for which notice has been given under this Section 4(b) prior to the consummation thereof, the Corporation shall give prompt notice of such cancellation to each holder of record of the shares of Series B Preferred Stock appearing on the stock books of the Corporation and each holder of record of the shares of Intermediate HoldCo Series A Preferred Stock appearing on the stock books of the Corporation’s Subsidiaries as of the date of such notice at the address of said holder shown therein. For the avoidance of doubt, if a holder of record of shares of Series B Preferred Stock or the Intermediate HoldCo Series A Preferred Stock does not respond to the aforementioned notice, such non-response shall in no way be deemed to constitute the written consent or affirmative vote of such holder regarding any of the aforementioned actions in this Section 4(b) or described within such notice.
(c)    Any action required or permitted to be taken at any annual meeting or special meeting of the Holders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing or by electronic transmission, setting forth the action so taken, is or are signed by the Holders of outstanding shares of Series B Preferred Stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares of Series B Preferred Stock entitled to vote thereon were present and voted.
(d)    The rules and procedures for calling and conducting any meeting of the Holders (including, without limitation, the fixing of a record date in connection therewith), the solicitation and use of proxies at such a meeting, the obtaining of written consents and any other procedural aspect or matter with regard to such a meeting or such consents shall be governed by any rules the Board of Directors, in its discretion, may adopt from time to time, which rules and procedures shall conform to the requirements of the Certificate of Incorporation, the Bylaws, applicable law, and the rules of any national securities exchange or other trading facility on which the Series B Preferred Stock is listed or traded at the time.
5. Covenants.

(a) As long as any shares of Series B Preferred Stock remain outstanding, the Corporation shall:
(i) provide the Holders with, (1) as soon as available, and in any event within one hundred twenty (120) days after the end of each fiscal year, audited consolidated balance sheets of the Corporation and any Corporation Subsidiaries as at the end of each such fiscal year and audited consolidated statements of income and cash flows for such year and (2) as soon as available, and in any event within sixty (60) days after the end of each quarterly accounting period in each fiscal year (other than the last fiscal quarter of the fiscal year), unaudited consolidated balance sheets of the Corporation and Corporation Subsidiaries as at the end of each such fiscal quarter and unaudited consolidated statements of income and cash flows for such fiscal quarter. The foregoing notwithstanding, the Corporation shall not be required to provide the Holders with (i) unaudited quarterly financial statements for the quarters ended June 30, 2023 and September 30, 2023 or (ii) audited financial statements for the year ended December 31, 2023 until June 30, 2024;
(ii) on the written request of any Holder, (1) provide such Holder with a copy of the Register of the Corporation and (2) provide such Holder, with any additional information that such Holder may reasonably request as required for regulatory, tax or compliance purposes;
(iii) ensure that Intermediate HoldCo remains, at all times, a direct, Wholly-Owned Subsidiary of the Corporation (other than as a result of the issuance of the Intermediate HoldCo Series A Preferred or the issuance or exercise of the Intermediate HoldCo Warrants) and substantially all business operations outside of North America are conducted solely through Subsidiaries that are directly or indirectly owned by Intermediate HoldCo;
(iv) ensure that Reorganized Invacare remains, at all time, a direct, Wholly-Owned Subsidiary of the Corporation (other than as a result of the issuance or exercise of the Reorganized Invacare Warrants)
(v) except as otherwise specifically provided herein (including with respect to the issuance of the Intermediate HoldCo Warrants or Reorganized Invacare Warrants), ensure that all business operations of the Corporation are conducted solely through Subsidiaries that are directly or indirectly owned by the Corporation; and
(vi) not, and shall cause Intermediate HoldCo not to, conduct or otherwise engage in any business or operations, in each case, other than (1) the ownership of the Capital Stock of Intermediate HoldCo and Reorganized Invacare (in the case of the Corporation), and of such Subsidiaries and other affiliates; (2) the performance of its respective obligations under its organization documents, and the compliance with all laws, rules, regulations, orders, judgements, decrees, or permits applicable to it; (3) the participation in tax, accounting, cash management, cash pooling, transfer pricing, cost-sharing arrangements and other administrative matters related to it or any of its Subsidiaries; (4) defend or exercise its rights, and discharge its obligations under the Exit Secured Convertible Tranche I Notes Indenture, and the Exit Secured Convertible Tranche II Notes Indenture, as applicable; (5) incurring fees, costs and expenses relating to overhead and general operating including professional fees for legal, tax and accounting issues and paying taxes, providing indemnification for its current and former officers, directors, members of management, managers, employees and advisors or consultants; (6) as permitted by the Master Equity Agreement or the ABL Credit Agreement and (7) activities incidental to the businesses or activities described in the foregoing clauses.
(b) As long as any shares of Series B Preferred Stock or Intermediate HoldCo Series A Preferred Stock remain outstanding, the Corporation shall not, nor shall it permit any Subsidiary of the Corporation to, without the consent of the majority of the Holders (determined on the basis of the aggregate number of shares of Series B Preferred Stock held by each as of the date of determination):
(i) make any cash payment with respect to any share of Junior Stock or Series A Preferred Stock;
(ii) make any cash payment with respect to any shares of Capital Stock of any of the Corporation’s Subsidiaries; or

(iii) permit or cause Intermediate HoldCo and any of its Subsidiaries to sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with the Corporation, Reorganized Invacare or any Reorganized Invacare’s Subsidiaries outside of the ordinary course of business consistent with past practices.
(c) Notwithstanding anything to the contrary in this Certificate of Designation, for U.S. federal and other applicable state and local income tax purposes, it is intended that (i) the Series B Preferred Stock will not be treated as “preferred stock” within the meaning of Section 305(b)(4) of the Code and Treasury Regulations Section 1.305-5(a); and (ii) no Holder will be required to include in income any amounts in respect of the Series B Preferred Stock by operation of Section 305(b) or (c) of the Code. The Corporation will, and will cause its Subsidiaries and agents to, report consistently with, and take no positions or actions inconsistent with, the foregoing treatment (including by way of withholding) unless otherwise required by a determination within the meaning of Section 1313(a) of the Code.
(d) If at any time prior to May 5, 2025, the Corporation or any of its Subsidiaries offers to issue or sell, or to enter into any agreement providing for the issuance or sale (contingent or otherwise) (each, an “Offer”) of, any capital stock or securities convertible into capital stock of the Corporation (“New Securities”) to any Person (“Offeree”), the Corporation shall, or shall cause its Subsidiaries to, offer to sell to each Holder that is an “accredited investor,” as defined in Rule 501(a) of Regulation D of the Securities Act (each, an “Entitled Stockholder”), on the terms set forth in this Section 6(d) a portion of such New Securities equal to (i) the number of such New Securities being offered to such Offeree multiplied by (ii) a fraction (A) the numerator of which is the aggregate number of outstanding shares of Series B Preferred Stock held by such Entitled Stockholder (which for purposes hereof shall include shares held by a depository, broker, financial advisor and/or other nominee for such stockholder) and (B) the denominator of which is the aggregate number of outstanding shares of Series B Preferred Stock held by all Entitled Stockholders; provided that if the Corporation requires an Offeree to also purchase other equity securities or debt securities of the Corporation or any of its subsidiaries, any Entitled Stockholder shall also, as a condition to the exercise of such stockholder’s preemptive rights pursuant to this Section 6(d), be required to purchase the same class and type of securities of the Corporation or its subsidiaries on the same terms and conditions.
    The Corporation shall deliver to each Entitled Stockholder a notice (the “Offer Notice”), describing in reasonable detail the New Securities being offered, the proposed purchase price thereof (which may be a price range), the expected use of proceeds thereof, the payment terms and conditions and the maximum amount and percentage of the offering such Entitled Stockholder is entitled to purchase.
    In order to exercise its purchase rights hereunder, an Entitled Stockholder must, within 10 Business Days after delivery of the Offer Notice, deliver a written notice to the Corporation stating the exercise of such purchase right and the quantity or percentage of New Securities to be purchased by such Entitled Stockholder, which quantity or percentage may be all or any portion of the amount to which such Entitled Stockholder is entitled pursuant to this Section 6(d).
    In the event any Entitled Stockholder fails to exercise its rights under this Section 6(d) with respect to any particular New Securities within such 10-Business Day period, the Corporation shall have 180 days thereafter to sell such New Securities, at a price not more favorable and upon general terms not materially more favorable to the purchaser of such New Securities than as specified in the Offer Notice. Any New Securities that are not sold within such 180-day period shall not thereafter be issued or sold without first being reoffered to the Entitled Stockholders pursuant to this Section 6(d).
    Notwithstanding anything to the contrary set forth in this Section 6(d), the Corporation may comply with the provisions of this Section 6(d) by first selling to an Offeree, subject to the conditions contained in the following sentence, all of the New Securities contemplated to be issued and sold by the Corporation in an Offer and promptly thereafter offering to sell to the Entitled Stockholders the number of such New Securities such Entitled Stockholders are entitled to purchase pursuant to this Section 6(d). In the event that any Entitled Stockholder purchases securities from the Corporation pursuant to this Section 6(d), upon the request of the Board of Directors, the Offeree may, in its discretion, sell to the Corporation for a price per share of Common Stock or other equity security or debt security equal to the original cost thereof, the same number and class of shares of Common Stock or other equity security or debt security acquired by the Offeree that are purchased by such Person(s) exercising their rights under this

Section 6(d); provided that in the event the Offeree elects not to sell such securities back to the Corporation pursuant to this sentence, each Person exercising their rights under this Section 6(d) shall be entitled to purchase an amount of additional New Securities from the Corporation so that such Person’s Percentage Ownership vis-à-vis such Offeree is the same as it would have been had the Offeree sold such shares of Common Stock or other equity securities or debt securities back to the Corporation pursuant to this sentence.
In the event that the participation in the Offer by an Entitled Stockholder would require under applicable law the registration or qualification of such securities or of any Person as a broker or dealer or agent with respect to such securities, such Entitled Stockholder shall not have the right to participate in the Offer. Without limiting the generality of the foregoing, it is understood and agreed that neither the Corporation nor any Subsidiary shall be under any obligation to effect a registration of such securities under the Securities Act or similar state statutes.
Notwithstanding the foregoing or anything to the contrary herein, the provisions of this Section 6(d) shall not apply to any Offer of New Securities made pursuant to, as a result of or related to the Master Equity Agreement or the transactions contemplated thereby.
6. Uncertificated Shares.
The Series B Preferred Stock shall be uncertificated and evidenced by registration in the holder’s name in book-entry form in the Register with the Registrar.

7. Redemption at the Election of the Corporation.
(a) Following the occurrence of the Exit Indebtedness Termination Date, the Corporation may at its option in its sole discretion, from time to time other than in connection with a Liquidation, redeem all, but not less than all, of the then outstanding shares of Series B Preferred Stock, for an amount per share of Series B Preferred Stock equal to the Liquidation Preference as of the date of redemption (the “Redemption Price”), provided, however, that such redemption must occur in connection and simultaneously with, and the Corporation shall cause, the redemption of the Intermediate HoldCo Series A Preferred Stock in accordance with the Intermediate HoldCo Certificate of Designation such that at the conclusion of the redemption no Invacare Share Units remain issued and outstanding. The Corporation may exercise its redemption option under this Section 7(a) by delivery of written notice to the holders of shares of the Series B Preferred Stock and the Intermediate HoldCo Series A Preferred Stock (the “Redemption Notice”) sent to the Holders not less than 20 and not more than 35 calendar days prior to the date designated by the Corporation for such redemption (such date, the “Voluntary Redemption Date”).
(b) The Redemption Notice shall identify the shares of Series B Preferred Stock and Intermediate HoldCo Series A Preferred Stock to be redeemed and shall state:
(i)    the Voluntary Redemption Date;
(ii)    the name and address of the Registrar and Transfer Agent;
(iii)    that, unless the Corporation defaults on the payment of the amounts specified in Section 7(c) below, dividends in respect of all shares of Intermediate HoldCo Series A Preferred Stock called for redemption shall cease to accrue on the Voluntary Redemption Date.
(c) On the Voluntary Redemption Date, in addition to any amounts due to the Holder in connection with the redemption of the Intermediate HoldCo Series A Preferred Stock, the Corporation shall pay to each Holder of shares to be redeemed on such date, per each share of Series B Preferred Stock being so redeemed, an amount equal to the Liquidation Preference at the time in effect, together with any declared but unpaid dividends thereon. After the payment to such Holder of the aggregate amount of the Liquidation Preference at the time in effect and all declared but unpaid dividends corresponding to all of such Holder’s shares of Series B Preferred Stock being redeemed and all amounts due to such Holder in connection with the redemption of such Holder’s Intermediate HoldCo Series A Preferred Stock, such Holder shall have no rights or claims to any remaining assets of the Corporation with respect to such shares of Series B Preferred Stock and Intermediate HoldCo Series A Preferred Stock.

(d) Any shares of Series B Preferred Stock that are redeemed pursuant to this Section 7 or pursuant to Section 8 shall be cancelled and may not be re-issued or included in authorized Series B Preferred Stock.
8. Mandatory Redemption.
(a) The provisions of this Section 8 shall apply upon the occurrence, after the Exit Indebtedness Termination Date, of any of the following (a “Mandatory Redemption Event”):
a Change of Control of the Corporation;
a Fundamental Change;
a Reorganized Invacare Fundamental Change;
an Intermediate HoldCo Change of Control; or
an Intermediate HoldCo Fundamental Change.
(b) On the occurrence of a Mandatory Redemption Event, the Corporation shall (and shall cause Intermediate HoldCo simultaneously) promptly, and in no event more than five Business Days from the date of such occurrence, either (i) call for redemption pursuant to Section 8 all outstanding shares of Series B Preferred Stock (and all shares of Intermediate HoldCo Series A Preferred Stock) and send to all Holders a Redemption Notice as provided therein, or (ii) make a written offer to all Holders (the “Mandatory Redemption Offer”) to redeem all of the issued and outstanding shares of Series B Preferred Stock (and all shares of Intermediate HoldCo Series A Preferred Stock), such that if fully redeemed no Invacare Share Units would remain outstanding, on a date selected by the Corporation (such date, the “Mandatory Redemption Date”) that shall be not earlier than 20 and no more than 35 calendar days after the date the offer is delivered to the Holders. The Mandatory Redemption Offer shall specify:
(i)    the nature of the Mandatory Redemption Event occurred;
(ii)    the date of the Mandatory Redemption Event;
(iii)    the Mandatory Redemption Date;
(iv)    the last date on which a Holder may accept the Corporation’s offer to redeem the shares of Series B Preferred Stock and the Intermediate HoldCo Series A Preferred Stock;
(v)    the name and address of the Registrar and Transfer Agent; and
(vi)    that, unless the Corporation defaults on the payment of the amounts specified in this Section 8(d), dividends in respect of all shares of Capital Stock tendered for redemption shall cease to accrue on the Mandatory Redemption Date.
(c) Should the funds legally available to the Corporation for the redemption of each Invacare Share Unit (the shares of Series B Preferred Stock and the Intermediate HoldCo Series A Preferred Stock) not be sufficient to pay to all Holders all amounts due pursuant to Section 8(d) below in respect of all Invacare Share Unites at the time outstanding, the Mandatory Redemption Offer shall (i) indicate the total amount of funds legally available to the Corporation for redemptions of such Capital Stock, (ii) include an explanation of how such amount was determined, and (iii) set forth the method, or methods, of how the funds will be allocated among Holders, in the event the total number of Invacare Share Units tendered for redemption exceeds the funds the Corporation has legally available for that purpose; provided, that any such method shall ensure that each Invacare Share Unit selected for redemption is redeemed in full.
(d) On the Mandatory Redemption Date, the Corporation shall pay to each Holder of Invacare Share Units being redeemed, in respect of each such share, an amount equal to the applicable liquidation preference for each share of Series B Preferred Stock and each share of Intermediate HoldCo Series A Preferred Stock at the time in effect, together with the corresponding Redemption Dividend Amount accrued thereon.

(e) After the payment by the Corporation to the respective Holder of the aggregate amount of the applicable liquidation preference at the time in effect and the corresponding Redemption Dividend Amount in respect of each Invacare Share Unit being redeemed, such Holder shall have no rights or claims to any remaining assets of the Corporation with respect to such share.
(f) Following each Mandatory Redemption Date on which the Corporation is unable to redeem all Invacare Share Units timely tendered for redemption due to the insufficiency of funds legally available for that purpose, the Corporation shall be required to send to the Holders additional Mandatory Redemption Offers within 20 Business Days from each date on which the Corporation shall receive additional payments or proceeds from the transaction or occurrence that constituted the original Mandatory Redemption Event from which such Mandatory Redemption Date arose, provided that at least $10,000,000.00 (or such lesser amount as the Board of Directors may determine in its discretion) are legally available to pay for additional redemptions of Invacare Share Units.
(g) In connection with any redemption of Series B Preferred Stock and Intermediate HoldCo Series A Preferred Stock pursuant to this Section 8, the Corporation shall (i) comply with the provisions of Rule 13e-4, Rule 14e-1 (or any successor provision) and any other tender offer rules under the Exchange Act that may then be applicable; and (ii) otherwise comply with all federal and state securities laws. To the extent that the provisions of any securities laws or regulations conflict with the provisions of this Section 8, the Corporation’s compliance with such laws and regulations shall not in and of itself cause a breach of its obligations under this Section 8.
(h) For the avoidance of doubt, the Corporation may waive the provisions of this Section 8, including the occurrence of a Mandatory Redemption Event, and all rights, preferences and privileges with respect thereto, for all Holders with the applicable approvals or consents set forth in Section 14.
9. [Intentionally Omitted].

10. Transfer Agent and Registrar. The duly appointed Transfer Agent and Registrar for Series B Preferred Stock shall be Equiniti Trust Company, LLC. The Corporation may, in its sole discretion, remove the Transfer Agent or Registrar in accordance with the agreement between the Corporation and the Transfer Agent or Registrar, as the case may be; provided that if the Corporation removes Equiniti Trust Company, LLC, the Corporation shall appoint a successor transfer agent, or registrar, as the case may be, who shall accept such appointment prior to the effectiveness of such removal. Upon any such removal or appointment, the Corporation shall give notice thereof to the Holders.

11. Record Holders. To the fullest extent permitted by applicable law, the Corporation and the Transfer Agent may deem and treat the Holder of any shares of Series B Preferred Stock as the true and lawful owner thereof for all purposes.
12. Notices. All notices or communications in respect of Series B Preferred Stock shall be sufficiently given if given in writing and delivered by first class mail, postage prepaid, or if given in such other manner as may be permitted in this Certificate of Designations, in the Certificate of Incorporation or the Bylaws and by applicable law.
13. Other Rights. The shares of Series B Preferred Stock shall not have any rights, preferences, privileges or voting powers or relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, other than as set forth herein or in the Certificate of Incorporation or as provided by applicable law.
14. Amendments. The Corporation reserves the right at any time, and from time to time, to amend, alter, change, waive or repeal any provision contained in this Certificate of Designation, and any other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed herein or by applicable law, and all rights, preferences and privileges of whatsoever nature conferred upon shareholders, directors or any other persons whomsoever by and pursuant to this Certificate of Designation in their present form or as hereafter amended are granted subject to this reservation; provided, however, that (a) any amendment, alteration, waiver or repeal of this Certificate of Designation, or any provision hereof, shall require an affirmative vote of a majority of the shares of Series B Preferred Stock at the time outstanding voting as a separate class, and (b) any amendment that would adversely affect the rights of the Entitled Stockholders under Section 5(d)

will require the consent of Entitled Stockholders holding a majority of the shares of Series B Preferred Stock held by all Entitled Stockholders.
15. Book‑Entry Form Shares of the Series B Preferred Stock will be issued only in the form of book entries maintained by the Corporation’s Registrar and Transfer Agent.
16. Effective Date.
This Certificate of Designation shall become effective on filing with the Secretary of State of the State of Delaware.
[The Remainder of this Page Intentionally Left Blank]

Invacare Holdings Corporation has caused this Certificate of Designation to be duly executed this day of 2024.

INVACARE HOLDINGS CORPORATION

By:
Name:
Title:

[Signature Page to Certificate of Designation]
65307306 v7-WorkSiteUS-040329/0001
65307306 v12-WorkSiteUS-040329/0001

Exhibit E

SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
INVACARE INTERNATIONAL HOLDINGS CORP.
Invacare International Holdings Corp. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies as follows:

1.    The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on April 24, 2023 and subsequently amended and restated pursuant to that certain Amended and Restated Certificate of Incorporation of this Corporation filed with the Secretary of State of the State of Delaware on May 5, 2023 (the “A&R Certificate of Incorporation”).
2.    This Second Amended and Restated Certificate of Incorporation (this “Second A&R Certificate of Incorporation”), which restates and amends the A&R Certificate of Incorporation, has been declared advisable and duly adopted by the Board of Directors of the Corporation (the “Board of Directors”) and the stockholders of the Corporation in accordance with Sections 228, 242 and 245 of the DGCL.
3.    The A&R Certificate of Incorporation is hereby amended and restated in its entirety to read as follows:
ARTICLE I
NAME
The name of the Corporation is Invacare International Holdings Corp.
ARTICLE II
REGISTERED OFFICE; REGISTERED AGENT
The address of the registered office of the Corporation in the State of Delaware is c/o Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, Delaware, 19801. The name of its registered agent at such address is The Corporation Trust Company.
ARTICLE III
PURPOSE
The purpose of the Corporation is to engage in any lawful act or activity for which corporations may now or hereafter be organized under the DGCL, as the same exists or may hereafter be amended from time to time.

ARTICLE IV
CAPITALIZATION
    Section 4.1    Authorized Shares. The aggregate number of shares of capital stock that the Corporation will have authority to issue is [_________]shares, which shall consist of [_________] shares of common stock, par value $0.001 per share (the “Common Stock”), and 5,938,620 shares of preferred stock, par value $0.001 per share (“Preferred Stock”).
    Section 4.2    Common Stock. Each holder of Common Stock, as such, shall be entitled to one vote for each share of Common Stock held by such holder on all matters on which stockholders generally are entitled to vote under applicable law. Except as otherwise provided in this Second A&R Certificate of Incorporation or required by applicable law, the holders of Common Stock shall vote together as a single class (or, if the holders of one or more series of Preferred Stock are entitled to vote together with the holders of Common Stock, as a single class with the holders of such series of Preferred Stock) on all matters submitted to a vote of the stockholders generally. Notwithstanding the foregoing, to the fullest extent permitted by applicable law, holders of Common Stock, as such, shall have no voting power with respect to, and shall not be entitled to vote on, any amendment to this Second A&R Certificate of Incorporation (including any certificate of designation relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Second A&R Certificate of Incorporation (including any certificate of designation relating to any series of Preferred Stock) or pursuant to the DGCL.
Subject to applicable law, to the rights, if any, of the holders of any outstanding series of Preferred Stock having a preference over or the right to participate with the Common Stock with respect to the payment of dividends and other distributions in cash, property or securities of the Corporation, and to Article XIV, such dividends and other distributions may be declared and paid ratably on the Common Stock out of the assets of the Corporation that are by applicable law available therefor at such times and in such amounts as the Board of Directors in its discretion shall determine.
    In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation and subject to the rights, if any, of the holders of Preferred Stock having a preference over or the right to participate with the Common Stock as to distributions upon liquidation, dissolution or winding up, the holders of all outstanding shares of Common Stock shall be entitled to receive the remaining assets of the Corporation available for distribution ratably in proportion to the number of shares held by each such stockholder.
        Section 4.3    Preferred Stock. Authority is hereby expressly vested in the Board of Directors, subject to any limitations prescribed by the DGCL, to establish one or more series of Preferred Stock from time to time by adoption of a resolution or resolutions setting forth the designation of the series and fixing and determining the designations, powers, preferences, limitations and relative rights, including voting powers, of the shares of any such series to the same extent that such designations, powers, preferences, limitations and relative rights could be stated if fully set forth in this Second A&R Certificate of Incorporation.
    The Board of Directors may increase or decrease the authorized number of shares within each established series of Preferred Stock pursuant to the DGCL; provided, however, that the Board of Directors may not decrease the number of shares within a series to less than the number of shares within such series that are then issued and outstanding.
ARTICLE V
BYLAWS
    In furtherance and not in limitation of the powers conferred by statute, the bylaws of the Corporation (the “Bylaws”) may be amended or repealed, and new bylaws may be adopted, by the Board of Directors without any action on the part of the stockholders, and the stockholders may make additional bylaws and may adopt, amend or repeal any bylaws, whether such bylaws were originally adopted by them or otherwise.
ARTICLE VI
BOARD OF DIRECTORS
    Section 6.1    General. Except as provided in this Second A&R Certificate of Incorporation or the DGCL, the business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.
    Section 6.2    Number and Term. Subject to any rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the total number of directors shall be no more than nine (9) as fixed from time to time in accordance with the Bylaws. Notwithstanding the foregoing, if at any time a vacancy is created on the Board of Directors by reason of the incapacity, death, removal or resignation of a director, such vacancy shall automatically reduce the number of directors pro tanto, until such time as such vacancy is filled, whereupon the number of directors shall be automatically increased pro tanto. The directors shall consist of a single class, and each director shall hold office until his or her successor shall have been duly elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.
    Section 6.3    No Requirement of Written Ballot. Unless and except to the extent that the Bylaws shall so require, the election of the directors need not be by written ballot.
ARTICLE VII
INDEMNIFICATION
    Section 7.1    Right to Indemnification. To the fullest extent permitted by applicable law, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (“Proceeding”), whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), by reason of the fact that he or she is or was a director or officer of the

Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee, fiduciary or agent of another corporation, partnership, joint venture, limited liability company, trust or other enterprise (“Other Entity”), against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such Proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful, provided, however, that except as set forth in Section 7.3, the Corporation shall not be required to indemnify a person in connection with a Proceeding (or part thereof) commenced by such person unless the commencement of such Proceeding (or part thereof) by such person was authorized in the specific case by the Board of Directors. The termination of any Proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that the person’s conduct was unlawful. To the fullest extent permitted by applicable law, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that the person is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee, fiduciary or agent of an Other Entity against expenses (including attorneys’ fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery of the State of Delaware (the “Court of Chancery”) or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper. Persons who are not directors or officers of the Corporation (or otherwise entitled to indemnification pursuant to this Section 7.1) may be similarly indemnified in respect of service to the Corporation or to an Other Entity at the request of the Corporation to the extent the Board at any time specifies that such persons are entitled.
    Section 7.2    Right to Advancement of Expenses. The Corporation shall, from time to time, reimburse or advance to any director or officer or other person entitled to indemnification hereunder the funds necessary for payment of expenses, including attorneys’ fees and disbursements, incurred in connection with any Proceeding, in advance of the final disposition of such Proceeding; provided, however, that, if required by the DGCL, such expenses incurred by or on behalf of any director or officer or other person may be paid in advance of the final disposition of a Proceeding only upon receipt by the Corporation of an undertaking, by or on behalf of such director or officer (or other person indemnified hereunder), to repay any such amount so advanced if it shall ultimately be determined by final judicial decision from which there is no further right of appeal that such director, officer or other person is not entitled to be indemnified for such expenses.
    Section 7.3    Claims by Indemnifiable Persons. If a claim for indemnification or advancement of expenses under this Article VII is not paid in full within 30 days after a written claim therefor by any person entitled to indemnification and/or advancement of expenses under this Article VII (an “Indemnifiable Person”) has been received by the Corporation (and any undertaking required under Section 7.2), the Indemnifiable Person may file suit to recover the unpaid amount of such claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses, the Indemnifiable Person shall be entitled to be paid the expense of prosecuting or defending such claim to the fullest extent permitted by applicable law. In any such action the Corporation shall have the burden of proving that the Indemnifiable Person is not entitled to the requested indemnification or advancement of expenses under applicable law. Neither the failure of the Corporation (including the Board of Directors or a committee thereof, its independent legal counsel and its stockholders) to have made a determination prior to the commencement of such action that such indemnification or reimbursement or advancement of expenses is proper in the circumstances nor an actual determination by the Corporation (including the Board of Directors or a committee thereof, its independent legal counsel and its stockholders) that such Indemnifiable Person is not entitled to such indemnification or reimbursement or advancement of expenses shall constitute a defense to the action or create a presumption that such Indemnifiable Person is not so entitled. Such an Indemnifiable Person shall also be indemnified, to the fullest extent permitted by applicable law, for any expenses incurred in connection with successfully establishing his or her right to such indemnification or reimbursement or advancement of expenses, in whole or in part, in any such action. Any right to indemnification or reimbursement or advancement of expenses shall be determined by the applicable law in effect at the time indemnification or reimbursement or advancement of expenses is sought.
    Section 7.4    Indemnification Not Exclusive. The rights to indemnification and reimbursement or advancement of expenses provided by, or granted pursuant to, this Article VII shall not be deemed exclusive of any other rights to which a person seeking indemnification or reimbursement or advancement of expenses may have or hereafter be entitled under any statute, the Bylaws, this Second A&R Certificate of Incorporation, any agreement (including any policy of insurance purchased or provided by the Corporation under which directors, officers, employees and other agents of the Corporation are covered), any vote of the holders of capital stock of the Corporation entitled to vote or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office.
    Section 7.5    Continuing Rights. The rights to indemnification and reimbursement or advancement of expenses provided by, or granted pursuant to, this Article VII shall continue as to a person who has ceased to be a director or officer (or other person indemnified hereunder) and shall inure to the benefit of the executors, administrators, legatees and distributees of such person.

    Section 7.6    Insurance. The Corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, member, manager, employee or agent of an Other Entity, against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Article VII, the Bylaws, the DGCL or any other applicable law.
    Section 7.7    Contract Rights; Amendment or Repeal. The provisions of this Article VII shall be a contract between the Corporation, on the one hand, and each director and officer who serves in such capacity at any time while this Article VII is in effect and any other person indemnified hereunder, on the other hand, pursuant to which the Corporation and each such director, officer or other person intend to be legally bound. Notwithstanding anything to the contrary contained in this Second A&R Certificate of Incorporation, no amendment, repeal or modification of this Article VII shall affect any rights or obligations with respect to any state of facts then or theretofore existing or any proceeding theretofore or thereafter brought or threatened based in whole or in part upon any such state of facts.
    Section 7.8    Requested Services. Any director, officer, employee, fiduciary or agent of the Corporation serving in any capacity in (a) another corporation of which the majority of the shares entitled to vote in the election of its directors is held, directly or indirectly, by the Corporation or (b) any employee benefit plan of the Corporation or any corporation referred to in clause (a) shall be deemed to be doing so at the request of the Corporation.
    Section 7.9    Indemnitor of First Resort. It is the intent that with respect to all advancement, reimbursement and indemnification obligations under this Article VII, the Corporation shall be the indemnitor of first resort (i.e., its obligations to Indemnifiable Persons under this Second A&R Certificate of Incorporation are primary and any obligation of any other person to provide advancement or indemnification for the same losses incurred by any Indemnifiable Person are secondary), and if any person pays or causes to be paid, for any reason, any amounts otherwise indemnifiable hereunder or under any other indemnification agreement (whether pursuant to this Second A&R Certificate of Incorporation, the Bylaws, contract, applicable law or regulation), then (a) such person shall be fully subrogated to all rights hereunder of the Indemnifiable Person with respect to such payment and (b) the Corporation shall reimburse such person for the payments actually made and waive any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of such person.
    Section 7.10    Conversion, Merger or Consolidation. For purposes of this Article VII, references to the “Corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a conversion, consolidation or merger that, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was or agreed to be a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, limited liability company, trust or other enterprise, shall stand in the same position under the provisions of this Article VII with respect to the resulting or surviving corporation as he or she would have with respect to such constituent corporation if its separate existence had continued.
ARTICLE VIII
NO MONETARY LIABILITY OF DIRECTORS OR OFFICERS
To the fullest extent permitted by the DGCL as it now exists or may hereafter be amended, a director or officer of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director or officer.
Neither the amendment nor repeal of this Article VIII, nor the adoption of any provision of this Second A&R Certificate of Incorporation, nor, to the fullest extent permitted by the DGCL, any modification of law shall eliminate, reduce or otherwise adversely affect any right or protection of a current or former director or officer of the Corporation existing at the time of such amendment, repeal, adoption or modification.
ARTICLE IX
AMENDMENT
The Corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in this Second A&R Certificate of Incorporation, and any other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed herein or by applicable law, and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Second A&R Certificate of Incorporation in their present form or as hereafter amended are granted subject to this reservation; provided that this Article IX is subject to the second paragraph of Article XIV.
ARTICLE X
STOCKHOLDER ACTION
Special meetings of the stockholders (including without limitation, special meetings of the holders of any class or series capital stock of the Corporation) unless otherwise prescribed by statute, shall be called by the Secretary of the Corporation, or such other officer or director of the Corporation as may be designated by the Board of Directors, stating the purpose or purposes therefor, if requested by either (a) a resolution adopted by not less than the majority of the whole Board of Directors or (b) the written request of any holder or holders of shares having not less than 20% of the voting power at a meeting at which the holders of all shares entitled to vote on the action or actions, as set forth in the proposed purpose or purposes of the meeting, were present and voted. The business conducted at any special meeting shall be confined to the purpose or purposes described in the notice thereof.

Any action required or permitted to be taken at any annual meeting or special meeting of the stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote of stockholders, if a consent or consents in writing or by electronic transmission, setting forth the action so taken, is or are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.
ARTICLE XI
CORPORATE OPPORTUNITIES
Nothing contained in this Second A&R Certificate of Incorporation or in any other agreement delivered pursuant hereto shall be construed to create any agency relationship among the stockholders.
(I) Members of the Board of Directors who are not employees or officers of the Corporation and (II) stockholders of the Corporation, solely by virtue of each such stockholder’s status as a stockholder of the Corporation (such members of the Board of Directors and stockholders and their respective Affiliates and the partners, principals, directors, officers, members and/or employees of each of the foregoing, collectively, the “Identified Persons” and each, individually, an “Identified Person”), shall, to the fullest extent permitted by applicable law, have no duty to refrain from, directly or indirectly, (a) engaging in the same or similar activities or lines of business in which the Corporation or any of its Affiliates, directly or indirectly, now engages or may engage or (b) otherwise competing with the Corporation or any of its Affiliates, and, to the fullest extent permitted by applicable law, no Identified Person shall be liable to the Corporation or its stockholders or to any Affiliate of the Corporation for breach of any fiduciary duty solely by reason of the fact that such Identified Person engages in any such activities. To the fullest extent permitted by applicable law, the Corporation, pursuant to Section 122(17) of the DGCL, hereby renounces any interest or expectancy in, or right to be offered an opportunity to participate in, any potential transaction or business opportunity for an Identified Person and the Corporation or any of its Affiliates, except as provided in the immediately below paragraph. Subject to the immediately below paragraph, in the event that any Identified Person acquires knowledge of a potential transaction or other business opportunity that may be a corporate opportunity for itself, herself or himself and the Corporation or any of its Affiliates, such Identified Person shall, to the fullest extent permitted by applicable law, have no duty to communicate or offer such transaction or other business opportunity to the Corporation or any of its Affiliates and, to the fullest extent permitted by applicable law, shall not be liable to the Corporation or its stockholders or to any Affiliate of the Corporation for breach of any fiduciary duty as a stockholder, director or officer of the Corporation solely by reason of the fact that such Identified Person pursues or acquires such corporate opportunity for itself, herself or himself, or offers or directs such corporate opportunity to another Person.
Notwithstanding the immediately preceding paragraph, the Corporation does not renounce its interest in any corporate opportunity offered to any Identified Person if such opportunity is (a) expressly offered to such person solely in his or her capacity as a director, officer, consultant or employee of the Corporation or (b) identified by an Identified Person solely through the disclosure of information by or on behalf of the Corporation.
In addition to and notwithstanding the foregoing provisions of this Article XI, a corporate opportunity shall not be deemed to be a potential corporate opportunity for the Corporation if it is a business opportunity that (a) the Corporation is neither financially or legally able, nor contractually permitted to undertake, (b) from its nature, is not in the line of the Corporation’s business or is of no practical advantage to the Corporation or (c) is one in which the Corporation has no interest or reasonable expectancy.
The Identified Persons may now own, may continue to own, and from time to time may acquire and own, investments in one or more other entities (such entities collectively, “Related Companies”) that are direct competitors of, or that otherwise may have interests that do or could conflict with those of, the Corporation, any of the Corporation’s stockholders or any of their respective Affiliates, and (a) the enjoyment, exercise and enforcement of the rights, interests, privileges, powers and benefits granted or available to the Identified Persons under this Second A&R Certificate of Incorporation shall not be in any manner reduced, diminished, affected or impaired, and the obligations of the Identified Persons under this Second A&R Certificate of Incorporation shall not be in any manner augmented or increased, by reason of any act, circumstance, occurrence or event arising from or in any respect relating to (i) the ownership by an Identified Person of any interest in any Related Company, (ii) the affiliation of any Related Company with an Identified Person or (iii) any action taken or omitted by an Identified Person in respect of any Related Company, (b) no Identified Person shall, by reason of such ownership, affiliation or action, become subject to any fiduciary duty to the Corporation, any of the Corporation’s stockholders or any of their respective Affiliates, (c) none of the duties imposed on an Identified Person, whether by contract or law, do or shall limit or impair the right of any Identified Person lawfully to compete with the Corporation, any of the Corporation’s stockholders or any of their respective Affiliates and (d) the Identified Persons are not and shall not be obligated to disclose to the Corporation, any of the Corporation’s stockholders or any of their respective Affiliates any information related to their respective businesses or opportunities, including acquisition opportunities, or to refrain from or in any respect to be restricted in competing against the Corporation, any of the Corporation’s stockholders or any of their respective Affiliates in any such business or as to any such opportunities.
ARTICLE XII
SEVERABILITY
If any provision or provisions of this Second A&R Certificate of Incorporation shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (a) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Second A&R Certificate of Incorporation (including each portion of any paragraph of this Second A&R Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not, to the fullest extent permitted by applicable law, in any way be affected or impaired thereby and (b) to the fullest extent permitted by applicable law, the provisions of this Second A&R Certificate of Incorporation (including each such portion of any paragraph of this Second A&R Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Corporation to protect its directors, officers, employees and agents from personal liability in respect of their good faith service to or for the benefit of the Corporation to the fullest extent permitted by applicable law.
ARTICLE XIII
FORUM
Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery (of, if the Court of Chancery does not have jurisdiction, the federal district court for the State of Delaware) shall, to the fullest extent permitted by applicable law, be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, employee or agent of the Corporation to the Corporation or the Corporation’s stockholders, (c) any action asserting a claim against the Corporation or any director or officer of the Corporation arising pursuant to any provision of the DGCL, this Second A&R Certificate of Incorporation or the Bylaws (as either may be amended and/or restated from time to time) or as to which the DGCL confers jurisdiction on the Court of Chancery or (d) any action asserting a claim governed by the internal affairs doctrine. If any action the subject matter of which is within the scope of this Article XIII is filed in a court other than a court located within the State of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to: (i) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce this Article XIII (an “Enforcement Action”); and (ii) having service of process made upon such stockholder in any such Enforcement Action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article XIII.
ARTICLE XIV
COVENANTS
Prior to the Payment in Full of (x) the Credit Agreement Obligations, the Corporation shall comply (or, in the case of Section 6.08, shall not take, or permit to be taken, any action that would result in non-compliance) with the provisions of Sections 6.08 and 6.21 of the Credit Agreement, (y) the Tranche I Notes Obligations, the Corporation shall comply (or, in the case of Section 4.17, shall not take, or permit to be taken, any action that would result in non-compliance) with the provisions of Sections 4.17 and 4.34 of the Tranche I Indenture and (z) the Tranche II Notes Obligations, the Corporation shall comply (or, in the case of Section 4.17, shall not take, or permit to be taken, any action that would result in non-compliance) with the provisions of Sections 4.17 and 4.34 of the Tranche II Indenture, except, in each case, to the extent permitted by any waiver granted by the applicable Required Holders in writing.

The Corporation will not amend this Article XIV (including by merger or otherwise) without the consent of the Required Holders in respect of (i) the Credit Agreement Obligations (unless they have been Paid in Full), (ii) the Tranche I Notes Obligations (unless they have been Paid in Full) and (iii) Tranche II Notes Obligations (unless they have been Paid in Full).
For purposes of this Article XIV, the following terms have the following meanings:
“Credit Agreement” means the Amended and Restated Credit Agreement dated as of May 5, 2023 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time), by and among Invacare Holding Corporation, as holdings, Invacare Corporation, as borrower, the lenders from time to time party thereto and the administrative agent and collateral agent referred to therein.
“Credit Agreement Obligations” means (a) the due and punctual payment by Invacare Corporation of (i) the principal of and interest at the applicable rate or rates provided in the Credit Agreement (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the loans under the Credit Agreement, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and (ii) all other monetary obligations of Invacare Corporation under or pursuant to the Credit Agreement and each of the other Loan Documents, including obligations to pay  fees, expense reimbursement obligations and indemnification obligations, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), (b) the due and punctual payment and performance of all other obligations of Invacare Corporation under or pursuant to the Credit Agreement and each of the other Loan Documents and (c) the due and punctual payment and performance of all the obligations of each other Loan Party (as defined in the Credit Agreement) under or pursuant to the Credit Agreement and each of the other Loan Documents (including interest and monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding).
“Loan Documents” has the meaning assigned to such term in the Credit Agreement.
“Required Holders” means (i) in the case of the Credit Agreement Obligations, the Required Lenders (as defined in the Credit Agreement), (ii) in the case of the Tranche I Notes Obligations, the Required Holders (as defined in the Tranche I Indenture) and (iii) in the case of the Tranche II Notes Obligations, the Required Holders (as defined in the Tranche II Indenture).
“Tranche I Indenture” means the indenture dated as of May 5, 2023 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time), among Invacare Holding Corporation, as issuer, the guarantors listed therein, the collateral agent and trustee referred to therein pursuant to which the 7.50% Convertible Senior Secured Notes due 2028, Tranche I are issued.

“Tranche II Indenture” means the indenture dated as of May 5, 2023 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time), among Invacare Holding Corporation, as issuer, the guarantors listed therein, the collateral agent and trustee referred to therein pursuant to which the 7.50% Convertible Senior Secured Notes due 2028, Tranche II are issued.
“Tranche I Notes Documents” has the meaning assigned to the term “Notes Documents” in the Tranche I Indenture.
“Tranche II Notes Documents” has the meaning assigned to the term “Notes Documents” in the Tranche II Indenture.
“Tranche I Notes Obligations” means all obligations of Invacare Holding Corporation and the guarantors listed in the Tranche I Indenture under or in respect of the 7.50% Convertible Senior Secured Notes due 2028, Tranche I of Invacare Holding Corporation, the Tranche I Indenture and the other Tranche I Notes Documents.
“Tranche II Notes Obligations” means all obligations of Invacare Holding Corporation and the guarantors listed in the Tranche II Indenture under or in respect of the 7.50% Convertible Senior Secured Notes due 2028, Tranche II of Invacare Holding Corporation, the Tranche II Indenture and the other Tranche II Notes Documents.
“Payment in Full” means (i) with respect to the Credit Agreement Obligations, the termination of all commitments of the lenders under the Credit Agreement to extend credit thereunder and (ii) with respect to the Credit Agreement Obligations, the Tranche I Notes Obligations and the Tranche II Notes Obligations, the payment in full in cash of all of such obligations, including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding (other than contingent obligations for which no claim has been made at such time), and “Paid in Full” will have a correlative meaning.

IN WITNESS WHEREOF, the undersigned has executed this Second Amended and Restated Certificate of Incorporation as of this ________ day of ___ 2024.

INVACARE INTERNATIONAL HOLDINGS CORP.

By:
Name: Anthony LaPlaca
Title: Senior Vice President, General Counsel, Chief Administrative Officer & Secretary
65302458 v2-WorkSiteUS-040329/0001

Exhibit F

Form Final
CERTIFICATE OF DESIGNATIONS
OF
9.00% SERIES A PREFERRED STOCK
OF
INVACARE INTERNATIONAL HOLDINGS CORP.
Section 1    Designation and Number of Shares. Pursuant to the Charter, there is hereby created out of the authorized and unissued shares of preferred stock of the Corporation, par value $0.001 per share (“Preferred Stock”), a series of Preferred Stock consisting of 5,938,620 shares of Preferred Stock designated as the “9.00% Series A Preferred Stock” (the “Series A Preferred Stock”). Such number of shares may be increased or decreased by resolution of the Board of Directors or any duly authorized committee thereof, subject to the terms and conditions hereof and the requirements of applicable law; provided that (i) no increase shall cause the number of authorized shares of Series A Preferred Stock to exceed the total number of authorized shares of Preferred Stock and (ii) no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of such shares then outstanding.

Section 2    General Matters; Ranking.
(a)    Each share of Series A Preferred Stock shall be identical in all respects to every other share of Series A Preferred Stock. The Series A Preferred Stock, with respect to dividend rights and/or distribution rights upon the liquidation, winding‑up or dissolution, as applicable, of the Corporation, shall rank (i) senior to each class or series of Junior Stock, (ii) on parity with each class or series of Parity Stock, (iii) junior to each class or series of Senior Stock, and (iv) junior to the Corporation’s existing and future indebtedness and other liabilities.
(b)    Each share of Series A Preferred Stock shall be dealt with together with each share of Parent Series B Preferred Stock as a unit (each an “Invacare Share Unit”) on a one-for-one basis and no shares of Parent Series B Preferred Stock or Series A Preferred Stock may be dealt with individually or one without the other.
(c)    Shares of Series A Preferred Stock may be issued or transferred only in connection with the simultaneous issuance or transfer of an identical number of shares of Parent Series B Preferred Stock. Any purported issuance or transfer of shares of Series A Preferred Stock not accompanied by an issuance or transfer of the identical number of shares of Parent Series B Preferred Stock shall be null and void and of no force or effect, and the shares of Series A Preferred Stock so issued or transferred shall automatically and without further action on the part of the Corporation or any holder of Series A Preferred Stock be transferred to the Corporation and cancelled for no consideration and thereupon shall be retired.
Section 3    Standard Definitions. As used herein with respect to the Series A Preferred Stock:

“ABL Credit Agreement” shall mean that certain loan and security agreement dated May 5, 2023 among the Corporation and the other borrowers from time to time party thereto, the guarantors from time to time party thereto, the lenders from time to time party thereto and White Oak Commercial Finance, LLC, as Administrative Agent and Collateral Agent, as amended, restated, amended and restated, supplemented or otherwise modified from time to time.
“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, such Person.
“Backstop Commitment Agreement” shall have the meaning ascribed to the term in the Plan.
“Backstop Party” means the original signatories to the Backstop Commitment Agreement and any Person that, as of the Effective Date, is entitled to exercise Backstop Party Rights pursuant to, and as defined in, the Backstop Commitment Agreement.
“Bankruptcy Court” means the United States Bankruptcy Court for the Southern District of Texas, Houston Division.
“Board of Directors” shall have the meaning set forth in the Charter.
“Business Day” means any day other than a Saturday or Sunday or any other day on which commercial banks in New York City are authorized or required by law or executive order to close.
“Bylaws” means the Bylaws of the Corporation, as amended or restated from time to time.
“Certificate of Designations” means this document setting forth the designation, powers, preferences and rights, and the qualifications, limitations or restrictions thereto, of the Series A Preferred Stock, as amended from time to time in compliance with applicable laws, the Charter and the provisions hereof.
“Change of Control” means that a Person or “group” (as the term is used for purposes of Section 13(d) of the Exchange Act), other than a Change of Control Excluded Person, becomes the direct or indirect beneficial owner (as determined pursuant to Rule 13d-3 or Rule 13d-5 under the Exchange Act) of securities representing more than 50% of the voting power of the Corporation.
“Change of Control Excluded Person” means: (a) a Person that is a Holder on the Issuance Date (or such Holder’s Related Fund) to the extent that prior to the date hereof neither such Holder nor any of such Holder’s Related Funds or Affiliates has filed a public report pursuant to Section 13(d) of the Exchange Act indicating that such Holder or such Holder’s Related Funds or Affiliates delivered a letter to the Board of Directors of Parent indicating that such Person, either alone or together with other potential investors, had or was proposing to engage in discussions with Parent regarding the potential acquisition of the Parent; (b) any Person that controls, is controlled by, or is under common control with a Person described in clause (a) of this definition; and (c) a “group” (as the term is used for purposes of Sections 13(d) of the Exchange Act) that includes one or more Change of Control Excluded Persons as defined under clauses (a) or (b)

above, where such Change of Control Excluded Persons beneficially own capital stock of the Corporation having more the 50% of the combined voting power in the election of directors of all the capital stock of the Corporation held by such group.
“Charter” means the certificate of incorporation of the Corporation, as amended or restated from time to time.
“Close of Business” means 5:00 p.m., New York City time.
“Code” means the Internal Revenue Code of 1986, as amended.
“Common Stock” means the common stock, par value $0.001 per share, of the Corporation.
“Corporation” means Invacare International Holdings Corp., a Delaware corporation.
“Deemed Liquidation Event” means the occurrence of any of the following:
(i)    a merger or consolidation in which the Corporation is a constituent party, or a Subsidiary of the Corporation is a constituent party and the Corporation issues shares of its capital stock pursuant to such merger or consolidation, unless the shares of capital stock of the Corporation outstanding immediately prior to such merger or consolidation continue to represent, or are converted into or exchanged for shares of capital stock that represent, immediately following such merger or consolidation, at least a majority, by voting power, of the capital stock of (1) the surviving or resulting corporation; or (2) if the surviving or resulting corporation is a wholly owned subsidiary of another corporation immediately following such merger or consolidation, the parent corporation of such surviving or resulting corporation;
(ii)    the sale, lease, transfer, exclusive license or other disposition, in a single transaction or series of related transactions, by the Corporation or any Subsidiary of the Corporation of all or substantially all the assets of the Corporation and its Subsidiaries taken as a whole, or

(iii)    the sale or disposition (whether by merger, consolidation or otherwise, and whether in a single transaction or a series of related transactions) of one or more Subsidiaries of the Corporation of substantially all of the assets of the Corporation and its Subsidiaries taken as a whole are held by such Subsidiary or Subsidiaries, except where such sale, lease, transfer, exclusive license or other disposition is to a wholly owned Subsidiary of the Corporation;
provided, however, that, prior to the Exit Indebtedness Termination Date, a Deemed Liquidation Event shall not occur unless such Deemed Liquidation Event constitutes an event requiring payment in full of the Exit Term Loan Facility and the Exit Secured Convertible Notes; and provided, further, that no Deemed Liquidation Event shall occur if a majority of the Holders so determine by written notice to the Corporation prior to the effective date of any transaction described in clauses (i), (ii) or (iii) above.
“Dividend Accrual Period” means (a) initially, the period from, and including, March 16, 2024; and (b) thereafter, the period from, and including, each Dividend Payment Date, to, but excluding the next Dividend Payment Date.
“Dividend Payment Date” means March 15, June 15, September 15 and December 15 of each year.
“Dividend Rate” means a rate of 9% per annum computed on the basis of a year of twelve thirty-day months and 360 days.
“Dividends” shall have the meaning set forth in Section 4(a).
“Effective Date” has the meaning set forth in the Plan.
“Entitled Stockholder” has the meaning set forth in Section 6(e).
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.
“Exit Indebtedness Termination Date” means the later of the (i) date on which the Exit Term Loan Facility is repaid in full and (ii) date on which none of the Exit Secured Convertible Notes remains outstanding.
“Exit Secured Convertible Notes” means, collectively, the Exit Secured Convertible Tranche I Notes, and the Exit Secured Convertible Tranche II Notes.
“Exit Secured Convertible Tranche I Notes” means the Corporation’s 7.50% Convertible Senior Secured Notes due 2028, Tranche I, issued on the Effective Date pursuant to the Exit Secured Convertible Tranche I Notes Indenture.
“Exit Secured Convertible Tranche I Notes Indenture” means the indenture dated May 5, 2023, among the Corporation, as issuer, the guarantors listed therein, and GLAS Trust Company LLC, as trustee and notes collateral agent, as from time to time amended in compliance with the provisions thereof.
“Exit Secured Convertible Tranche II Notes” means the Corporation’s 7.50% Convertible Senior Secured Notes due 2028, Tranche II, issued on the Effective Date pursuant to the Exit Secured Convertible Tranche II Notes Indenture.
“Exit Secured Convertible Tranche II Notes Indenture” means the indenture dated May 5, 2023, among the Corporation, as issuer, the guarantors listed therein, and GLAS Trust Company LLC, as trustee and notes collateral agent, as from time to time amended in compliance with the provisions thereof.

“Exit Term Loan Agreement” means the Amended and Restated Credit Agreement dated as of May 5, 2023, among the Corporation, Reorganized Invacare, the lenders party thereto, Cantor Fitzgerald Securities, as Administrative Agent, and GLAS Trust Company LLC, as Collateral Agent, as from time to time amended in compliance with the provisions thereof.
“Exit Term Loan Facility” means the credit facility in the amount of $85,000,000 extended to Reorganized Invacare under the Exit Term Loan Agreement.
“Fundamental Change” means any sale, lease, or other transfer or disposition in one transaction or a series of transactions of all or any material portion of the consolidated assets of the Corporation and its Subsidiaries, to any Person other than the Corporation or any of the Corporation’s Wholly‑Owned Subsidiaries (a “material portion” of the consolidated assets of the Corporation and its Subsidiaries, taken as a whole shall include, without limitation, assets sold, leased or transferred which results in net proceeds in excess of $10,000,000).
“Holder” means each Person in whose name shares of Series A Preferred Stock are registered, who shall be treated by the Corporation and the Registrar as the absolute owner of those shares of Series A Preferred Stock for the purpose of making payment and settling conversions and for all other purposes.
“Issuance Date” means the date that the Corporation issued the Series A Preferred Stock to the Holders in accordance with the Master Equity Agreement.
“Junior Stock” means (i) the Common Stock, and (ii) each other class or series of capital stock of the Corporation the terms of which do not expressly provide that such class or series ranks either (x) senior to the Series A Preferred Stock as to dividend rights and/or distribution rights upon the Corporation’s liquidation, winding‑up or dissolution or (y) on parity with the Series A Preferred Stock as to dividend rights and/or distribution rights upon the Corporation’s liquidation, winding‑up or dissolution.
“Liquidation Dividend Amount” shall have the meaning set forth in Section 5(a).
“Liquidation Preference” means, with respect to each share of Series A Preferred Stock, an amount initially equal to $27.01289529 (the “Initial Liquidation Preference”), which shall periodically be reset as follows (and until so reset shall remain at the most-recently set value):
(a)     as of the Dividend Payment Date falling on June 15, 2024, the Liquidation Preference shall increase to the sum of (i) the Initial Liquidation Preference, plus (ii) Dividends accrued thereon at the Dividend Rate from, and including, March 16, 2024 to, but excluding, such Dividend Payment Date; and
(b)     as of each Dividend Payment Date thereafter, the Liquidation Preference shall (subject to as provided below) increase to the sum of (i) the Liquidation Preference as re-computed on the immediately preceding Dividend Payment Date, plus (ii) Dividends accrued thereon at the Dividend Rate from, and including, such immediately preceding Dividend Payment Date to, but excluding, the Dividend Payment Date as of which the computation is made;
provided, however, that no adjustment or reset to the Liquidation Preference shall occur on any Dividend Payment Date on which the Corporation shall make a payment of Dividends in cash pursuant to Section 4(c).
“Mandatory Redemption Date” shall have the meaning set forth in Section 9(b).
“Mandatory Redemption Event” shall have the meaning set forth in Section 9(a).
“Mandatory Redemption Offer” shall have the meaning set forth in Section 9(b).
“Master Equity Agreement” means that certain Master Equity Agreement dated April 8, 2024 among the Corporation, Parent, Reorganized Invacare and the other parties thereto.
“New Securities” has the meaning set forth in Section 6(e).
“Offer” has the meaning set forth in Section 6(e).
“Offeree” has the meaning set forth in Section 6(e).
“Offer Notice” has the meaning set forth in Section 6(e).
“Officer” means the Chairman, any Vice Chairman, any Chief Executive Officer, the Chief Administrative Officer, the Treasurer, any Vice President, any Assistant Treasurer, the Principal Accounting Officer, the Chief Financial Officer, the Chief Accounting Officer, the Chief Operating Officer, the General Counsel, the Secretary or any Assistant Secretary of the Corporation, as the case may be.
“Open of Business” means 9:00 a.m., New York City time.
“Parent” means Invacare Holdings Corporation, a Delaware corporation.
“Parent Change of Control” means (a) a Person or “group” (as the term is used for purposes of Section 13(d) of the Exchange Act), other than Parent Change of Control Excluded Person, becomes the direct or indirect beneficial owner (as determined pursuant to Rule 13d-3 or Rule 13d-5 under the Exchange Act) of securities representing more than 50% of the voting power of Parent.
“Parent Change of Control Excluded Person” means: (a) a Person that is a Backstop Party (or a Backstop Party’s Related Fund), to the extent that prior to the date hereof neither such Backstop Party nor any of such Backstop Party’s Related Funds or Affiliates has filed a public report pursuant to Section 13(d) of the Exchange Act indicating that such Back Stop Party or such Backstop Party’s Related Funds or Affiliates delivered a letter to the Board of Directors of the Parent indicating that such Person, either alone or together with other potential investors, had or was proposing to engage in discussions with the Parent regarding the potential acquisition of the

Parent; (b) any Person that controls, is controlled by, or is under common control with a Person described in clause (a) of this definition; and (c) a “group” (as the term is used for purposes of Sections 13(d) of the Exchange Act) that includes one or more Parent Change of Control Excluded Persons as defined under clauses (a) or (b) above, where such Parent Change of Control Excluded Persons beneficially own capital stock of the Parent having more the 50% of the combined voting power in the election of directors of all the capital stock of the Parent held by such group.
“Parent Fundamental Change” means (a) the voluntary or involuntary liquidation, winding‑up or dissolution of Parent, or (b) any sale, lease, or other transfer or disposition in one transaction or a series of transactions of all or any material portion of the consolidated assets of Parent and its Subsidiaries, taken as a whole, to any Person other than Parent or any of the Parent’s Wholly‑Owned Subsidiaries (a “material portion” of the consolidated assets of the Parent and its Subsidiaries, taken as a whole shall include, without limitation, assets sold, leased or transferred which results in net proceeds in excess of $10,000,000).
“Parent Series B Preferred Stock Certificate of Designations” means the document setting forth the designation, powers, preferences and rights, and the qualifications, limitations or restrictions thereto, of that certain series of preferred stock of Parent, par value $0.001 per share, consisting of 5,938,620 shares of preferred stock of Parent designated as the “Series B Redeemable Preferred Stock” (the “Parent Series B Preferred Stock”), as amended from time to time in compliance with applicable laws, the certificate of incorporation of Parent, as amended or restated from time to time, and the provisions thereof.
“Parity Stock” means any class or series of capital stock of the Corporation the terms of which expressly provide that such class or series shall rank on parity with the Series A Preferred Stock as to dividend rights and/or distribution rights upon the Corporation’s liquidation, winding‑up or dissolution.
“Permitted Encumbrance” means encumbrances for taxes, assessments and other governmental charges not yet due and payable, that are being contested in good faith and for which appropriate reserves have been established.
“Person” means any individual, partnership, firm, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.
“Preferred Stock” shall have the meaning set forth in Section 1 of this Certificate of Designations.
“Redemption Date” means a Voluntary Redemption Date or a Mandatory Redemption Date, as applicable.
“Redemption Dividend Amount” means, as of a Redemption Date and in respect of each share of Series A Preferred Stock being redeemed on such Redemption Date, the Dividends accrued on the Liquidation Preference of such share, and not otherwise a part of the Liquidation Preference, from, and including, the last Dividend Payment Date immediately preceding such Redemption Date on which all Dividends then due were compounded or paid in cash to, but excluding, such Redemption Date.
“Redemption Notice” shall have the meaning set forth in Section 8(a).
“Register” means the records maintained by the Registrar reflecting ownership of the shares of Series A Preferred Stock issued in book-entry form pursuant to Section 19(a), or of the definitive stock certificates issued pursuant to Section 19(b).
“Registrar” initially means American Stock Transfer & Trust Company, LLC, the Corporation’s duly appointed registrar for the Series A Preferred Stock and any successor appointed under Section 14.
“Related Fund” means, with respect to a Backstop Party, any Affiliates (including at the institutional level) of such Backstop Party or any fund, account (including any separately managed accounts) or investment vehicle that is controlled, managed, advised or sub-advised by such Backstop Party, an Affiliate of such Backstop Party or by the same investment manager, advisor or subadvisor as such Backstop Party or an Affiliate of such Backstop Party. For purposes of this definition:
“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, such Person as of the date on which, or at any time during the period for which, the determination of affiliation is being made (including any Related Funds of such Person); provided that for purposes of this Certificate of Designations, no Backstop Party shall be deemed an Affiliate of the Corporation or any of its Subsidiaries;
“Subsidiary” means, with respect to any Person, any corporation, partnership, joint venture or other legal entity as to which such Person (either alone or through or together with any other subsidiary or Affiliate), (a) owns, directly or indirectly, more than fifty percent (50%) of the stock or other equity interests, (b) has the power to elect a majority of the board of directors or similar governing body thereof or (c) has the power to direct, or otherwise control, the business and policies thereof;
“Contract” means any legally binding agreement, contract or instrument, including any loan, note, bond, mortgage, indenture, guarantee, deed of trust, license, franchise, commitment, lease, franchise agreement, letter of intent, memorandum of understanding or other obligation, and any amendments thereto, whether written or oral, but excluding the Plan; and
the term “control” (including the correlative meanings of the terms “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of such Person, whether through the ownership of voting securities, by Contract or otherwise.

“Relevant Stock Exchange” means, as of any date, the principal U.S. national securities exchange on which the Common Stock is then listed.
“Reorganized Invacare” means Invacare Corporation, a corporation organized under the laws of Ohio, following its emergence from the voluntary bankruptcy proceedings commenced before the Bankruptcy Court on January 31, 2023.
“Reorganized Invacare Common Stock” means the common stock, without par value, of Reorganized Invacare.
“Reorganized Invacare Fundamental Change” means the consummation, at any time after the Issuance Date, of (A) any transaction immediately following the consummation of which Reorganized Invacare ceases to be a Wholly-Owned Subsidiary of Parent (other than as a result of the issuance or exercise of the Reorganized Invacare Warrants); (B) the voluntary or involuntary liquidation, winding‑up or dissolution of Reorganized Invacare, (C) any consolidation, merger, binding share exchange, or other combination pursuant to which the Reorganized Invacare Common Stock will be converted into, or exchanged for, stock, other securities, or other property or assets (including cash), or a combination thereof, in each case after which Reorganized Invacare will no longer be a Wholly-Owned Subsidiary of the Parent (other than as a result of the issuance or exercise of the Reorganized Invacare Warrants); or (D) any sale, lease, or other transfer or disposition in one transaction or a series of transactions of all or any material portion of the consolidated assets of Reorganized Invacare and its Subsidiaries, taken as a whole, to any Person other than Parent or any of the Parent’s Wholly‑Owned Subsidiaries (a “material portion” of the consolidated assets of Reorganized Invacare and its Subsidiaries, taken as a whole shall include, without limitation, assets sold, leased or transferred which results in net proceeds in excess of $10,000,000).
“Reorganized Invacare Warrants” means those certain Warrants for Reorganized Invacare Common Stock issued by Reorganized Invacare to certain parties in accordance with the Master Equity Agreement.
“Rights Offering” shall have the meaning set forth in the Plan.
“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.
“Senior Stock” means each class or series of capital stock of the Corporation the terms of which expressly provide that such class or series shall rank senior to the Series A Preferred Stock as to dividend rights and/or distribution rights upon the Corporation’s liquidation, winding‑up or dissolution.
“Series A Preferred Stock” shall have the meaning set forth in Section 1 of this Certificate of Designations.
“Subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which equity interests representing more than 50.0% of the equity or more than 50.0% of the ordinary voting power or, in the case of a partnership, more than 50.0% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise controlled, by the parent or one or more Subsidiaries of the parent or by the parent and one or more Subsidiaries of the parent.
“Transfer Agent” shall initially mean American Stock Transfer & Trust Company, LLC, the Corporation’s duly appointed transfer agent for the Series A Preferred Stock and any successor appointed under Section 14.
“Voluntary Redemption Date” shall have the meaning set forth in Section 8(a).
“Wholly‑Owned Subsidiary” means, with respect to any Person, any Subsidiary of such Person, except that, solely for purposes of this definition, the reference to “more than 50%” in the definition of “Subsidiary” shall be deemed to be replaced by a reference to “100%”.
Section 4    Dividends.
(a)    Accrual. From and after March 16, 2024, Holders of Series A Preferred Stock shall be entitled to receive cumulative dividends, accruing daily, at the Dividend Rate on the Liquidation Preference thereof (the “Dividends”); when, as, and if declared by the Board of Directors, the Corporation shall pay such Dividends out of funds lawfully available therefor. For the avoidance of doubt, the Dividends shall accrue in accordance with this Section 4(a) on a retrospective basis commencing as of the March 16, 2024, as if the shares of Series A Preferred Stock were issued on such date. The Board of Directors shall not be required to declare any Dividends, and any declaration of a Dividends shall be solely at the discretion of the Board of Directors of the Corporation; provided, that prior to the Exit Indebtedness Termination Date no Dividends shall be declared by the Board.
(b)    Priority of Dividends. So long as any share of Series A Preferred Stock remains outstanding, no dividend or distribution shall be declared or paid on the Common Stock or any other class or series of Junior Stock.
(c)    Method of Payment of Dividends.
(i)    Dividends shall be payable quarterly and shall compound quarterly and accrue, whether or not earned or declared, from the most recent date on which Dividends have been paid, or, if no Dividends have been paid, from March 16, 2024.
(ii)    If a Dividend is declared by the Board of Directors, then such Dividend shall be paid in cash.
(iii)    If a cash dividend is not declared and paid in cash on a Dividend Payment Date, then in full discharge of any accrual of cash dividends for the corresponding Dividend Accrual Period, the Liquidation Preference of each outstanding share of Series A Preferred Stock, regardless of its date of issue, shall automatically increase on such Dividend Payment Date, pursuant to clause (a) or clause (b), as applicable, of the “Liquidation Preference” definition, by an amount equal to the Dividend Rate multiplied by the Liquidation Preference in effect immediately after the immediately prior Dividend Payment Date (or March 16, 2024 in respect of the first Dividend period).
Section 5    Liquidation, Dissolution or Winding‑Up.
(a)    In the event of any voluntary or involuntary liquidation, winding‑up or dissolution of the Corporation, or if a Deemed Liquidation Event shall occur, each Holder shall be entitled to receive, out of the assets of the Corporation legally available for distribution to its stockholders, on the date (the “Final Distribution Date”) fixed for this purpose by the Corporation, which in the case of the occurrence of a Deemed Liquidation Event shall be no later than 20 Business Days following such occurrence, in respect of each share of Series A Preferred Stock owned by such Holder, after satisfaction of debt and other liabilities owed to the Corporation’s creditors and holders of shares of any Senior Stock and before any payment or distribution is made to holders of any Junior Stock, including the Common Stock, an amount equal to the Liquidation Preference at the time in effect, together with Dividends thereon, from, and including, the last Dividend Payment Date immediately preceding the Final Distribution Date on which all Dividends then due were compounded or paid in cash to, but excluding, the Final Distribution Date (such Dividends amount, the “Liquidation Dividend Amount”).
(b)    If, upon the voluntary or involuntary liquidation, winding‑up or dissolution of the Corporation, the amounts payable with respect to (1) the Liquidation Preference plus the Liquidation Dividend Amount on the shares of the Series A Preferred Stock and (2) the liquidation preference of, and the amount of accrued and unpaid dividends (to, but excluding, the date fixed for liquidation, winding up or dissolution) on, all Parity Stock, if applicable, are not paid in full, the Holders and all holders of any such Parity Stock shall share equally and ratably in any distribution of the Corporation’s assets in proportion to their respective liquidation preferences and amounts equal to the accrued and unpaid dividends to which they are entitled.
(c)    After the payment to any Holder of the aggregate amounts set forth in Section 5(a) above, such Holder as such shall have no right or claim to any of the remaining assets of the Corporation.

Section 6    Covenants.
(a)    As long as any shares of Series A Preferred Stock remain outstanding, the Corporation shall:
(i)    provide the Holders with, (1) as soon as available, and in any event within one hundred twenty (120) days after the end of each fiscal year, audited consolidated balance sheets of the Parent and its Subsidiaries as at the end of each such fiscal year and audited consolidated statements of income and cash flows for such year and (2) as soon as available, and in any event within sixty (60) days after the end of each quarterly accounting period in each fiscal year (other than the last fiscal quarter of the fiscal year), unaudited consolidated balance sheets of the Parent and its Subsidiaries as at the end of each such fiscal quarter and unaudited consolidated statements of income and cash flows for such fiscal quarter. The foregoing notwithstanding, the Corporation shall not be required to provide the Holders with (i) unaudited quarterly financial statements for the quarters ended June 30, 2023 and September 30, 2023 or (ii) audited financial statements for the year ended December 31, 2023 until June 30, 2024;
(ii)    upon the written request of any Holder, (1) provide such Holder with a a copy of the Register of the Company and (2) provide such Holder, with any additional information that such Holder may reasonably request as required for regulatory, tax or compliance purposes;
(iii)    upon receipt of written request from Holders of at least 10% of all shares of Series A Preferred Stock at the time issued and outstanding, make available to the Holders one or more representatives of the senior management of the Corporation to discuss with the Holders, via secured video conference or similar telecommunications means, the business and affairs of the Corporation and such other matters as shall be identified in the request to the Corporation; provided, that without the prior written consent of the Corporation, the rights contemplated in this paragraph shall not be exercised more than once per fiscal quarter of the Corporation; and provided, further, that the eligibility of one or more Persons to submit a request pursuant to this Section 6(a)(iii) shall be conclusively presumed if they can demonstrate their ownership of the requisite number of shares of Series A Preferred Stock or as otherwise provided in the Bylaws of the Corporation;
(iv)    ensure that all operations are conducted solely through Subsidiaries that are directly or indirectly owned by the Corporation; and
(v)    not conduct, transact or otherwise engage in any business or operations, in each case, other than (1) the ownership of the capital stock of the Corporation’s Subsidiaries and other affiliates; (2) the performance of its respective obligations under its organization documents, and the compliance with all laws, rules, regulations, orders, judgements, decrees, or permits applicable to it; (3) the participation in tax, accounting, cash management, cash pooling, transfer pricing, cost-sharing arrangements and other administrative matters related to it or any of its Subsidiaries; (4) defend or exercise its rights, and discharge its obligations under the Exit Secured Convertible Tranche I Notes Indenture, and the Exit Secured Convertible Tranche II Notes Indenture, as applicable; (5) incurring fees, costs and expenses relating to overhead and general operating including professional fees for legal, tax and accounting issues and paying taxes, providing indemnification for its current and former officers, directors, members of management, managers, employees and advisors or consultants; and (6) activities incidental to the businesses or activities described in the foregoing clauses.
(b)    For as long as any Series A Preferred Stock is outstanding, the Corporation shall not, nor shall it permit any Subsidiary of the Corporation, without the consent of the majority of the Holders (determined on the basis of the aggregate number of shares of Series A Preferred Stock held by each as of the date of determination):
(i)    make any cash payment with respect to any share of Series A Preferred Stock or Common Stock, including pursuant to Section 4, Section 8 or Section 9 hereof;
(ii)    make any payment with respect to any shares of capital stock of the Corporation’s Subsidiaries.
(c)    [Intentionally Omitted].
(d)    [Intentionally Omitted].
(e)    If at any time prior to May 5, 2025, the Corporation or any of its Subsidiaries offers to issue or sell, or to enter into any agreement providing for the issuance or sale (contingent or otherwise) (each, an “Offer”) of, any capital stock or securities convertible into capital stock of the Corporation (“New Securities”) to any Person (“Offeree”), the Corporation shall offer to sell to each Holder that is an “accredited investor,” as defined in Rule 501(a) of Regulation D of the Securities Act (each, an “Entitled Stockholder”), on the terms set forth in this Section 6(e) a portion of such New Securities equal to (i) the number of such New Securities being offered to such Offeree multiplied by (ii) a fraction (A) the numerator of which is the aggregate number of outstanding shares of Series A Preferred Stock held by such Entitled Stockholder (which for purposes hereof shall include shares held by a depository, broker, financial advisor and/or other nominee for such stockholder) and (B) the denominator of which is the aggregate number of outstanding shares of Series A Preferred Stock held by all Entitled Stockholders; provided that if the Corporation requires an Offeree to also purchase other equity securities or debt securities of the Corporation or any of its subsidiaries, any Entitled Stockholder shall also, as a condition to the exercise of such stockholder’s preemptive rights pursuant to this

Section 6(e), be required to purchase the same class and type of securities of the Corporation or its subsidiaries on the same terms and conditions.
    The Corporation shall deliver to each Entitled Stockholder a notice (the “Offer Notice”), describing in reasonable detail the New Securities being offered, the proposed purchase price thereof (which may be a price range), the expected use of proceeds thereof, the payment terms and conditions and the maximum amount and percentage of the offering such Entitled Stockholder is entitled to purchase.

    In order to exercise its purchase rights hereunder, an Entitled Stockholder must, within 10 Business Days after delivery of the Offer Notice, deliver a written notice to the Corporation stating the exercise of such purchase right and the quantity or percentage of New Securities to be purchased by such Entitled Stockholder, which quantity or percentage may be all or any portion of the amount to which such Entitled Stockholder is entitled pursuant to this Section 6(e).

    In the event any Entitled Stockholder fails to exercise its rights under this Section 6(e) with respect to any particular New Securities within such 10-Business Day period, the Corporation shall have 180 days thereafter to sell such New Securities, at a price not more favorable and upon general terms not materially more favorable to the purchaser of such New Securities than as specified in the Offer Notice. Any New Securities that are not sold within such 180-day period shall not thereafter be issued or sold without first being reoffered to the Entitled Stockholders pursuant to this Section 6(e).

    Notwithstanding anything to the contrary set forth in this Section 6(e), the Corporation may comply with the provisions of this Section 6(e) by first selling to an Offeree, subject to the conditions contained in the following sentence, all of the New Securities contemplated to be issued and sold by the Corporation in an Offer and promptly thereafter offering to sell to the Entitled Stockholders the number of such New Securities such Entitled Stockholders are entitled to purchase pursuant to this Section 6(e). In the event that any Entitled Stockholder purchases securities from the Corporation pursuant to this Section 6(e), upon the request of the Board of Directors, the Offeree may, in its discretion, sell to the Corporation for a price per share of Common Stock or other equity security or debt security equal to the original cost thereof, the same number and class of shares of Common Stock or other equity security or debt security acquired by the Offeree that are purchased by such Person(s) exercising their rights under this Section 6(e); provided that in the event the Offeree elects not to sell such securities back to the Corporation pursuant to this sentence, each Person exercising their rights under this Section 6(e) shall be entitled to purchase an amount of additional New Securities from the Corporation so that such Person’s Percentage Ownership vis-à-vis such Offeree is the same as it would have been had the Offeree sold such shares of Common Stock or other equity securities or debt securities back to the Corporation pursuant to this sentence.

In the event that the participation in the Offer by an Entitled Stockholder would require under applicable law the registration or qualification of such securities or of any Person as a broker or dealer or agent with respect to such securities, such Entitled Stockholder shall not have the right to participate in the Offer. Without limiting the generality of the foregoing, it is understood and agreed that neither the Corporation nor any Subsidiary shall be under any obligation to effect a registration of such securities under the Securities Act or similar state statutes.
Notwithstanding the foregoing or anything to the contrary herein, the provisions of this Section 6(e) shall not apply to any Offer of New Securities made pursuant to, as a result of or related to the Master Equity Agreement or the transactions contemplated thereby.

Section 7    Voting Power.
(a)    General. Except as otherwise required by applicable law, the Charter, or this Certificate of Designations, holders of Series A Preferred Stock shall not be entitled to any vote on matters submitted to the Corporation’s stockholders for approval. In any case in which the holders of the Series A Preferred Stock shall be entitled to vote pursuant to applicable law, the Certificate of Incorporation, or this Certificate of Designation, each holder of Series A Preferred Stock entitled to vote with respect to such matter shall be entitled to one vote per share of Series A Preferred Stock.
(b)    Other Voting Powers. So long as any shares of Series A Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote or consent of the holders of record of at least a majority of the outstanding shares of the Series A Preferred Stock, given in person or by proxy, either in writing without a meeting or by vote at an annual or special meeting of stockholders:
(i)    amend or alter the provisions of the Charter so as to authorize or create, or increase the authorized number of, any class or series of capital stock of the Corporation;
(ii)    amend, alter or repeal any provision of the Charter, this Certificate of Designations, or the Bylaws;
(iii)    issue any shares of capital stock of the Corporation;
(iv)    sell, transfer, pledge, or otherwise dispose of any securities issued by the Corporation’s Subsidiaries;
(v)    allow the issuance of any capital stock by the Corporation’s Subsidiaries to any Person other than the Corporation or its Wholly-Owned Subsidiaries;
(vi)    consummate, allow to become effective, or approve the consummation of a Deemed Liquidation Event;

(vii)    authorize or allow to become effective a Fundamental Change;
(viii)    take any action to liquidate, dissolve or wind up the Corporation or any or the Corporation’s Subsidiaries.
(c)    Any action required or permitted to be taken at any annual meeting or special meeting of the Holders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing or by electronic transmission, setting forth the action so taken, is or are signed by the Holders of outstanding shares of Series A Preferred Stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares of Series A Preferred Stock entitled to vote thereon were present and voted.
(d)    The rules and procedures for calling and conducting any meeting of the Holders (including, without limitation, the fixing of a record date in connection therewith), the solicitation and use of proxies at such a meeting, the obtaining of written consents and any other procedural aspect or matter with regard to such a meeting or such consents shall be governed by any rules the Board of Directors, in its discretion, may adopt from time to time, which rules and procedures shall conform to the requirements of the Charter, the Bylaws, applicable law, and the rules of any national securities exchange or other trading facility on which the Series A Preferred Stock is listed or traded at the time.
Section 8    Redemption at the Election of the Company.
(a)    Following the occurrence of the Exit Indebtedness Termination Date, the Corporation shall have the right, at any time and from time to time, to call for redemption from all the Holders on a pro rata basis, all or some of the shares of Series A Preferred Stock at the time outstanding, by written notice (a “Redemption Notice”) sent to the Holders not less than 20 and not more than 35 calendar days prior to the date designated by the Corporation for such redemption (each such date, a “Voluntary Redemption Date”).
(b)    The Redemption Notice shall identify the shares of Series A Preferred Stock to be redeemed and shall state:
(i)    the Voluntary Redemption Date;
(ii)    the name and address of the Registrar and Transfer Agent;
(iii)    that, unless the Corporation defaults on the payment of the amounts specified in Section 8(c) below, Dividends in respect of all shares of Series A Preferred Stock called for redemption shall cease to accrue on the Voluntary Redemption Date.
The Redemption Notice may, at the Corporation’s discretion, state that any such redemption is subject to the satisfaction of one or more conditions precedent.

(c)    On the Voluntary Redemption Date, the Corporation shall pay to each Holder of shares to be redeemed on such date, per each share of Series A Preferred Stock being so redeemed, an amount equal to the Liquidation Preference at the time in effect, together with the corresponding Redemption Dividend Amount accrued thereon. After the payment to such Holder of the aggregate amount of the Liquidation Preference at the time in effect and the Redemption Dividend Amount corresponding to all of such Holder’s shares of Series A Preferred Stock being redeemed, such Holder shall have no rights or claims to any remaining assets of the Corporation with respect to such shares.
(d)    Any shares of Series A Preferred Stock that are redeemed pursuant to this Section 8 or pursuant to Section 9 shall be cancelled and may not be re-issued or included in authorized Series A Preferred Stock.
Section 9    Mandatory Redemption Offer.
(a)    The provisions of this Section shall apply upon the occurrence, after the Exit Indebtedness Termination Date, of any of the following (a “Mandatory Redemption Event”):
(i)    a Change of Control;
(ii)    a Fundamental Change;
(iii)    a Reorganized Invacare Fundamental Change;
(iv)    a Parent Change of Control; or
(v)    a Parent Fundamental Change.
(b)    Upon the occurrence of a Mandatory Redemption Event, the Corporation shall promptly, and in no event more than five Business Days from the date of such occurrence, either (i) call for redemption pursuant to Section 8 all outstanding shares of Series A Preferred Stock and send to all Holders a Redemption Notice as provided therein, or (ii) make a written offer to all Holders (the “Mandatory Redemption Offer”) to redeem all of the issued and outstanding shares of Series A Preferred Stock on a date selected by the Corporation (such date, the “Mandatory Redemption Date”) that shall be not earlier than 20 and no more than 35 calendar days after the date the offer is delivered to the Holders. The Mandatory Redemption Offer shall specify:

(i)    the nature of the Mandatory Redemption Event occurred;
(ii)    the date of the Mandatory Redemption Event;
(iii)    the Mandatory Redemption Date;
(iv)    the last date on which a Holder may accept the Corporation’s offer to redeemed the shares of Series A Preferred Stock;
(v)    the name and address of the Registrar and Transfer Agent; and
(vi)    that, unless the Corporation defaults on the payment of the amounts specified in Section 9(d) below, Dividends in respect of all shares of Series A Preferred Stock tendered for redemption shall cease to accrue on the Mandatory Redemption Date.
(c)    Should the funds legally available to the Corporation for the redemption of the Series A Preferred Stock not be sufficient to pay to all Holders all amounts due pursuant to Section 9(d) below in respect of all shares of Series A Preferred Stock at the time outstanding, the Mandatory Redemption Offer shall (i) indicate the total amount of funds legally available to the Corporation for redemptions of the Series A Preferred Stock, (ii) include an explanation of how such amount was determined, and (iii) set forth the method, or methods, of how the funds will be allocated among Holders, in the event the total number of shares of Series A Preferred Stock tendered for redemption exceeds the funds the Corporation has legally available for that purpose; provided, that any such method shall ensure that each share selected for redemption is redeemed in full.
(d)    On the Mandatory Redemption Date, the Corporation shall pay to each Holder of shares of Series A Preferred Stock being redeemed, in respect of each such share, an amount equal to the Liquidation Preference at the time in effect, together with the corresponding Redemption Dividend Amount accrued thereon.
(e)    After the payment by the Corporation to the respective Holder of the aggregate amount of the Liquidation Preference at the time in effect and the corresponding Redemption Dividend Amount in respect of each share of Series A Preferred Stock being redeemed, such Holder shall have no rights or claims to any remaining assets of the Corporation with respect to such share.
(f)    Following each Mandatory Redemption Date on which the Corporation is unable to redeem all shares of Series A Preferred Stock timely tendered for redemption due to the insufficiency of funds legally available for that purpose, the Corporation shall be required to send to the Holders additional Mandatory Redemption Offers within 20 Business Days from each date on which the Corporation shall receive additional payments or proceeds from the transaction or occurrence that constituted the original Mandatory Redemption Event from which such Mandatory Redemption Date arose, provided that at least $10,000,000.00 (or such lesser amount as the Board of Directors may determine in its discretion) are legally available to pay for additional redemptions of Series A Preferred Stock.
(g)    In connection with any redemption of Series A Preferred Stock pursuant to this Section 9, the Corporation shall (i) comply with the provisions of Rule 13e-4, Rule 14e-1 (or any successor provision) and any other tender offer rules under the Exchange Act that may then be applicable; and (ii) otherwise comply with all federal and state securities laws. To the extent that the provisions of any securities laws or regulations conflict with the provisions of this Section 9, the Corporation’s compliance with such laws and regulations shall not in and of itself cause a breach of its obligations under this Section 9.
(h)    For the avoidance of doubt, the Corporation may waive the provisions of this Section 9, including the occurrence of a Mandatory Redemption Event, and all rights, preferences and privileges with respect thereto, for all Holders with the applicable approvals or consents set forth in Section 18.
Section 10    [Intentionally Omitted].
Section 11    [Intentionally Omitted].
Section 12    [Intentionally Omitted].
Section 13    [Intentionally Omitted].
Section 14    Transfer Agent and Registrar. The duly appointed Transfer Agent and Registrar for Series A Preferred Stock shall be American Stock Transfer & Trust Company, LLC. The Corporation may, in its sole discretion, remove the Transfer Agent or Registrar in accordance with the agreement between the Corporation and the Transfer Agent or Registrar, as the case may be; provided that if the Corporation removes American Stock Transfer & Trust Company, LLC, the Corporation shall appoint a successor transfer agent, or registrar, as the case may be, who shall accept such appointment prior to the effectiveness of such removal. Upon any such removal or appointment, the Corporation shall give notice thereof to the Holders.
Section 15    Record Holders. To the fullest extent permitted by applicable law, the Corporation and the Transfer Agent may deem and treat the Holder of any shares of Series A Preferred Stock as the true and lawful owner thereof for all purposes.
Section 16    Notices. All notices or communications in respect of Series A Preferred Stock shall be sufficiently given if given in writing and delivered by first class mail, postage prepaid, or if given in such other manner as may be permitted in this Certificate of Designations, in the Charter or the Bylaws and by applicable law.
Section 17    Other Rights. The shares of Series A Preferred Stock shall not have any rights, preferences, privileges or voting powers or relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, other than as set forth herein or in the Charter or as provided by applicable law.

Section 18    Amendments. The Corporation reserves the right at any time, and from time to time, to amend, alter, change, waive or repeal any provision contained in this Certificate of Designations, and any other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed herein or by applicable law, and all rights, preferences and privileges of whatsoever nature conferred upon shareholders, directors or any other persons whomsoever by and pursuant to this Certificate of Designations in their present form or as hereafter amended are granted subject to this reservation; provided, however, that any amendment, alteration, waiver or repeal of this Certificate of Designations, or any provision hereof, shall require an affirmative vote of a majority of the shares of Series A Preferred Stock at the time outstanding voting as a separate class.
Section 19    Book‑Entry Form
(a)    Shares of the Series A Preferred Stok will be issued only in the form of book entries maintained by the Corporation’s Registrar and Transfer Agent.
(b)    Holders of shares of Series A Preferred Stock represented by book entries maintained by the Corporation’s Registrar and Transfer Agent pursuant to Section 19(a) shall be entitled to receive physical delivery of certificated shares of Series A Preferred Stock evidenced by definitive stock certificates in the form of the Series A Preferred Stock certificate attached hereto as Exhibit A, without the global legend, provided that such Holder submit a written request to the Registrar setting forth the number of shares of Series A Preferred Stock to be evidenced by definitive stock certificates, the number of definitive stock certificates requested, the name or names of the Persons to be identified as Holders in such definitive stock certificates, together with their respective notice details, and the manner how the requested definitive stock certificates shall be delivered. Upon receipt of such request, together with such additional documentation or information as the Corporation or the Registrar may request to verify the authenticity of the request and compliance with any applicable federal or state securities and other laws, the Corporation shall issue, and the Registrar shall authenticate and deliver in the manner indicated in the request such definitive stock certificates and shall enter in the Register the names of the Holders of the shares of Series A Preferred Stock evidenced thereby.
If necessary to comply with applicable laws, definitive stock certificates issued pursuant to this Section 19(b) may include notations or other legends reflecting any restrictions the shares evidenced thereby may be subject to. The Corporation may instruct the Registrar to remove any such notation or legend upon receipt from the relevant Holder of evidence reasonably satisfactory to the Corporation (which may be in the form of a legal opinion of counsel reasonably satisfactory to the Corporation) that the protections of such notation or legend are no longer necessary to ensure compliance with the securities laws
.
(c)    Each definitive stock certificate shall be executed on behalf of the Corporation in accordance with the Corporation’s Bylaws and applicable Delaware law, by manual or facsimile signature. If an Officer whose signature is on a definitive stock certificate no longer holds that office at the time the Registrar countersigned such definitive stock certificate, such definitive stock certificate shall be valid nevertheless. A definitive stock certificate shall not be valid until an authorized signatory of the Registrar manually countersigns such definitive stock certificate. Each definitive stock certificate shall be dated the date of its countersignature.

EXHIBIT A
(See attachment)

FORM OF FACE OF 9.00% SERIES A PREFERRED STOCK CERTIFICATE

[RESTRICTED TRANSFER LEGEND]

THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER:

(1)    REPRESENTS THAT IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS A “QUALIFIED INSTITUTIONAL BUYER” (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT, AND
(2)    AGREES FOR THE BENEFIT OF INVACARE INTERNATIONAL HOLDINGS CORP. (THE “COMPANY”) THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN PRIOR TO THE DATE THAT IS THE LATER OF (X) ONE YEAR AFTER THE ORIGINAL ISSUE DATE HEREOF OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144 UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THERETO AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW, EXCEPT:

(A)    TO THE COMPANY OR ANY SUBSIDIARY THEREOF, OR

(B)    PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT, OR

(C)    TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, OR

(D)    PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH CLAUSE (2)(D) ABOVE, THE COMPANY AND THE REGISTRAR RESERVE THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

Certificate Number [ ]

[Initial] Number of Shares: [ ]

CUSIP [ ]5

INVACARE INTERNATIONAL HOLDINGS CORP.

9.00% Series A Preferred Stock
(par value $0.001 per share)
(Liquidation Preference as specified below)

Invacare International Holdings Corp. , a Delaware corporation (the “Corporation”), hereby certifies that [ ]6 (the “Holder”), is the registered owner of [the number shown on Schedule I hereto] [ ] of fully paid and non‑assessable shares of the Corporation’s 9.00% Series A Preferred Stock, with a par value of $0.001 per share and a Liquidation Preference of $27.01289529 per share (the “Series A Preferred Stock”). The shares of Series A Preferred Stock are transferable on the books and records of the Registrar, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designations, rights, restrictions, preferences and other terms and provisions of Series A Preferred Stock represented hereby are and shall in all respects be subject to the provisions of the Certificate of Designations of 9.00% Series A Preferred Stock of Invacare International Holdings Corp. dated [ ], 2024, as the same may be amended from time to time (the “Certificate of Designations”). Capitalized terms used herein but not defined shall have the meaning given them in the Certificate of Designations. The Corporation will provide a copy of the Certificate of Designations to the Holder without charge upon written request to the Corporation at its principal place of business. In the case of any conflict between this Certificate and the Certificate of Designations, the provisions of the Certificate of Designations shall control and govern.

Reference is hereby made to the provisions of Series A Preferred Stock set forth on the reverse hereof and in the Certificate of Designations, which provisions shall for all purposes have the same effect as if set forth at this place.

Upon receipt of this executed certificate, the Holder is bound by the Certificate of Designations and is entitled to the benefits thereunder.

Unless the Transfer Agent and Registrar have properly countersigned, these shares of Series A Preferred Stock shall not be entitled to any benefit under the Certificate of Designations or be valid or obligatory for any purpose.

5     46124A 309 (unrestricted)/ 46124A 200 (144A)
6 Include for definitive certificates

IN WITNESS WHEREOF, this certificate has been executed on behalf of the Corporation by the below authorized Officer of the Corporation this [ ] of [ ], 2024.

INVACARE INTERNATIONAL HOLDINGS CORP.

By: ______________________________________
Name:
Title:

COUNTERSIGNATURE

These are shares of Series A Preferred Stock referred to in the within‑mentioned Certificate of Designations.

Dated: [ ], [ ]

American Stock Transfer & Trust Company, LLC
as Transfer Agent and Registrar

By: ______________________________________
Name:
Title:

[FORM OF REVERSE OF CERTIFICATE FOR
9.00% SERIES A PREFERRED STOCK]

Cumulative dividends on each share of Series A Preferred Stock shall be payable at the rate and in the manner provided in the Certificate of Designations.

The Corporation shall furnish without charge to each Holder who so requests the powers, designations, limitations, preferences and relative, participating, optional or other special rights of each class or series of stock of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers the shares of 9.00% Series A Preferred Stock evidenced hereby to:

_____________________________________________
(Insert full legal name of assignee)

________________________________________________________
(Insert assignee’s social security or taxpayer identification number, if any)
___________________________________________________
(Insert address and zip code of assignee)
and irrevocably appoints:

as agent to transfer the shares of 9.00% Series A Preferred Stock evidenced hereby on the books of the Transfer Agent. The agent may substitute another to act for him or her.

Date:

Signature:
(Sign exactly as your name appears on the other side of this Certificate)

Signature
Guarantee:

(Signature must be guaranteed by an “eligible guarantor institution” that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Transfer Agent, which requirements include membership or participation in the Securities Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Transfer Agent in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)